UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant ☒ Filed by a party other than the Registrant ☐

Check the appropriate box:

☒Preliminary Proxy Statement

☐Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐Definitive Proxy Statement

☐Definitive Additional Materials

☐Soliciting Material under §240.14a-12

Marathon Petroleum Corporation

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒No fee required

☐Fee paid previously with preliminary materials

☐Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

MARATHON

MARATHON

MARATHON PETROLEUM CORPORATION

2026

NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

WEDNESDAY
APRIL 29, 2026
10 AM EDT

FROM THE
CHAIRMAN OF THE BOARD
AND THE
INDEPENDENT LEAD DIRECTOR

Fellow Shareholders,

On behalf of the Board of Directors and the entire Marathon Petroleum Corporation team, we are pleased to invite you to attend our 2026 Annual Meeting of Shareholders on April 29, 2026.

A Culture Grounded in Safety
Safe, reliable operations are the foundation of our company. In 2025, our teams continued to demonstrate strong safety leadership across our refineries, midstream assets and terminals. We delivered our strongest companywide process safety performance in the last four years and achieved seven-year lows in our companywide Designated Environmental Incidents and OSHA recordable injury rates. Holding ourselves accountable to the highest safety standards protects our people, our communities, our assets, and our license to operate so that we can meet the opportunities ahead.

Sustained Financial Performance
MPC's strong performance over the past year reflects our team's disciplined planning, operational rigor and commercial excellence. For the full year, we achieved margin capture of 105% and refining utilization of 94%, demonstrating the reliability and competitiveness of our fully integrated value chain. We generated $8.3 billion in cash from operations reinvested back into the business to enhance our competitiveness and advance high-return investment opportunities. Reflecting our commitment to create exceptional value for our shareholders, we returned $4.5 billion in 2025 through share repurchases and dividends. In our midstream segment, MPLX continued to grow its distributions, differentiating MPC from its peers and supporting our commitment to industry-leading capital return.

Strong Corporate Governance
We believe our steadfast commitment to high ethical standards and strong corporate governance benefits our company and our shareholders. The Board's corporate governance framework supports responsible leadership, management oversight, transparent reporting, and alignment between our strategic priorities and the interests of our shareholders. We encourage you to read this Proxy Statement, as it provides information regarding our corporate governance policies and practices, as well as other information you need to make informed decisions about the matters on which you are being asked to vote.

Board Leadership Transition
Maryann Mannen, our President and Chief Executive Officer, was elected Chairman of the Board, effective January 1, 2026, succeeding Mike Hennigan, our former Executive Chairman, who retired from the Board effective January 1. Mike's leadership has been instrumental in shaping MPC's strategy, strengthening our competitive position and delivering sustained value for shareholders. We are deeply grateful for his contributions and wish him the very best in his retirement.

We remain confident in the opportunities ahead and firmly committed to the disciplined, shareholder-focused strategy that has guided our success. Thank you for your continued trust and investment in Marathon Petroleum Corporation.

Sincerely,

Maryann T. Mannen
Chairman, President and Chief Executive Officer

John P. Surma
Independent Lead Director

On the cover: Operator Efrain Caballero at our El Paso, Texas, refinery

PRELIMINARY COPY - SUBJECT TO COMPLETION Marathon Petroleum Corporation intends to release definitive copies of the Proxy Statement to shareholders on or about March 16, 2026
Notice of 2026 Annual
Meeting of Shareholders
Date and Time
Wednesday, April 29, 2026
10 a.m. Eastern Daylight Time
Dear Shareholder,
Virtual Location
The meeting will be held
virtually at: www.virtualshareholder
meeting.com/MPC2026
You are invited to attend Marathon Petroleum Corporation’s 2026 Annual Meeting of
Shareholders at which shareholders will be asked to vote on the following matters:

Agenda
Elect the four director nominees for Class III named in the Proxy Statement
Ratify the appointment of our independent auditor for 2026
Approve, on an advisory basis, our named executive officer compensation
Approve an amendment to the Certificate of Incorporation to declassify the Board of Directors
Approve an amendment to the Certificate of Incorporation to eliminate supermajority provisions
Transact any other business that may properly come before the meeting or any adjournment or postponement thereof
Your vote is important.
Even if you plan to attend the
Annual Meeting, please vote as
soon as possible using one of the
following options:
Via the Internet:
Follow the instructions in the Notice,
proxy card or voting instruction form.
Shareholders of record at the close of business on Tuesday, March 3, 2026, are entitled to vote at the Annual Meeting. See “FAQs About Voting and the Annual
Meeting” beginning on page 85 for more information.
We provide our proxy materials, including our Proxy Statement and Annual Report,
Call Toll Free:
Call the toll-free number on your
proxy card or voting instruction form.
over the internet. This expedites your receipt of proxy materials, conserves natural resources and lowers the cost of the meeting. On or about March 16, 2026, we are posting our proxy materials at www.proxyvote.com and mailing to shareholders a
Notice Regarding the Availability of Proxy Materials (the “Notice”), explaining how to access the proxy materials over the internet. We are also mailing a printed set of the proxy materials to shareholders who have elected to receive paper copies.
Mail Signed Proxy Card:
Follow the instructions on your proxy
card or voting instruction form.
Shareholders may request a printed set of the proxy materials by following the instructions provided in the Notice.
We thank you for your continued support and look forward to your attendance at our Annual Meeting.
By order of the Board of Directors,
Important Notice Regarding the
Internet Availability of Proxy
Materials: The Proxy Statement and
Marathon Petroleum Corporation’s
2025 Annual Report are available at
www.proxyvote.com.
Molly R. Benson
Chief Legal Officer and Corporate Secretary

FREQUENTLY REQUESTED INFORMATION

Auditor fees	38
Board, committee and individual director evaluations	23
Board leadership structure	19
Board meeting director attendance	19
Board skills, expertise and demographics matrix	9
CEO pay ratio	71
Clawback policy	54
Codes of conduct and ethics	16
Committees of the Board	21
Communicating with the Board	24
Compensation reference group	44
Director biographies	10
Director board commitments	23
Director compensation table	29
Director independence	17
Executive compensation mix	46

Independent Lead Director	19
Key areas of Board oversight:
Business strategy and risk management	25
Cybersecurity	27
Human capital management and succession planning	26
Political engagement and public policy	27
Sustainability and climate risk	26
Pay versus performance	71
Prohibition on hedging and pledging	54
Proxy access	19
Related party transactions	82
Say-on-pay proposal	40
Shareholder engagement program	5
Shareholder proposals and director nominees for the 2027 annual meeting	88

TERMS AND ACRONYMS

ACB	Annual Cash Bonus program
Annual Meeting	Marathon Petroleum Corporation’s 2026 annual meeting of shareholders
Board	Board of Directors, Marathon Petroleum Corporation
Bylaws	Amended and Restated Bylaws of Marathon Petroleum Corporation
CD&A	Compensation Discussion and Analysis
CEO	Chief Executive Officer
CFO	Chief Financial Officer
Company	Marathon Petroleum Corporation
DCF	Distributable cash flow at MPLX LP
DGCL	Delaware General Corporation Law
EPA	U.S. Environmental Protection Agency
ERM	Enterprise risk management
Exchange Act	Securities Exchange Act of 1934, as amended
FCF	Free Cash Flow

GAAP	Generally Accepted Accounting Principles in the United States
GHG	Greenhouse gas
LTI	Long-term incentive
Marathon	Marathon Petroleum Corporation
MPC	Marathon Petroleum Corporation
MPLX	MPLX LP
NEO	Named Executive Officer
NYSE	New York Stock Exchange
OSHA	U.S. Occupational Safety and Health Administration
PSUs	Performance share units
PwC	PricewaterhouseCoopers LLP
RSUs	Restricted stock units
SEC	U.S. Securities and Exchange Commission
SCT	Summary Compensation Table
TSR	Total shareholder return

M
Marathon
Marathon
Marathon
Marathon
Marathon
Marathon
ENDURANCE
DIESEL

Proxy
Summary

2	Voting Items	5	Composition of Our Board

2	Additional Information	5	Shareholder Engagement Program

3	About Marathon Petroleum Corporation	6	Governance Highlights

3	2025 Company Performance Highlights	7	Executive Compensation Highlights

4	Overview of Our Board of Directors

2	Marathon Petroleum Corporation

Proxy Summary	Corporate Governance	Sustainability at MPC	Audit Matters	Executive Compensation	Board Proposals	Other Information
Proxy Statement
Date and Time
Wednesday, April 29, 2026
10 a.m. EDT
Summary
This summary highlights information contained in this Proxy
Statement, which is first being sent or made available to
shareholders on or about March 16, 2026.
Virtual Location
The annual meeting will be held
virtually at: www.virtualshareholder
meeting.com/MPC2026
This summary does not contain all of the information you should consider before voting. Please read the entire Proxy Statement before voting. For more complete information regarding 2025 operational and financial performance and definitions of industry terms, please review MPC’s Annual Report on Form 10-K for the year ended December 31, 2025, which accompanies this Proxy Statement.
Voting Items
Your vote is important. Please vote your proxy promptly so that your shares can be represented, even if you plan to attend the virtual Annual Meeting. You can vote
MPC’s 2026 Annual Meeting will be
held exclusively online. See “FAQs
About Voting and the Annual Meeting”
beginning on page 85 for additional
information about how to attend and
vote at the virtual Annual Meeting.
via the internet or telephone by following the voting procedures described in the
Notice, proxy card or voting instruction form, or by returning your completed and signed proxy card or voting instruction form in the provided envelope.

Proposal	Page Reference	Board Recommendation

Elect four director nominees to Class III	9	FOR each nominee
Ratify the appointment of our independent auditor for 2026	37	FOR
Approve, on an advisory basis, our named executive officer compensation	40	FOR
Approve an amendment to the Certificate of Incorporation to declassify the Board of Directors	76	FOR
Approve an amendment to the Certificate of Incorporation to eliminate supermajority provisions	77	FOR
Record Date
Tuesday, March 3, 2026
Shares outstanding and entitled to
vote: 294,496,878
Voting
Only holders of record of MPC’s
common stock as of the record date
will be entitled to receive Notice and
to vote.
Additional Information
Our principal executive offices are located at 539 South Main Street, Findlay, OH
45840, and our telephone number is (419) 422-2121. Our website address is
www.marathonpetroleum.com. References to our website or other publications are provided for convenience only. The information contained on our website or other publications is not a part of this Proxy Statement or any of our other filings with the SEC.
Annual Meeting and
Voting Information

2026 Proxy Statement	3

Proxy Summary	Corporate Governance	Sustainability at MPC	Audit Matters	Executive Compensation	Board Proposals	Other Information
References throughout this Proxy Statement to “Company,” “MPC,” “Marathon,” “we” or “our” refer to Marathon Petroleum
Corporation. References to “MPLX” refer to MPLX LP, a publicly traded master limited partnership we control through our ownership of its general partner, MPLX GP LLC (“MPLX GP”), and approximately 64% (as of December 31, 2025) of its outstanding common units.
About Marathon Petroleum Corporation
With more than 135 years in the energy industry, Marathon Petroleum Corporation (NYSE: MPC) is a leading, integrated, downstream and midstream energy company headquartered in Findlay, Ohio. We operate one of the nation’s largest refining systems with 13 refineries and approximately three million barrels per day of crude oil refining capacity and also manage a growing renewable fuels portfolio. We distribute our refined products through one of the largest terminal operations in the United
States and one of the largest private domestic fleets of inland petroleum product barges. Our integrated midstream energy asset network links producers of natural gas and natural gas liquids from some of the largest supply basins in the United States to domestic and international markets. Additionally, our marketing system includes two strong brands, Marathon® and ARCO®, with locations across the United States and in Mexico. We and our employees are focused on doing our part to meet the world’s need for reliable, affordable and responsibly produced fuels, challenging ourselves to lead in sustainable energy by investing in an energy-diverse future and strengthening the resiliency of our business.
2025 Company Performance Highlights

Financial Performance

$4.0 billion	$12.0 billion	$8.3 billion
net income attributable to MPC	adjusted EBITDA*	net cash from operations

Operational & Commercial Performance

94%	105%
refining utilization	margin capture

Peer-Leading Capital Return to Shareholders

~10%	$4.5 billion	$4.4 billion
increase in our quarterly dividend (from $0.910 to $1.00 per share)	total 2025 capital return through share repurchases and dividends	available under share repurchase authorizations (as of December 31, 2025)

Awards & Recognition

•Six MPC refineries honored with the 2025 ENERGY STAR® certification for superior energy efficiency. Since this program began, MPC has earned more ENERGY STAR® certifications than all other refining companies combined
•American Fuel & Petrochemical Manufacturers Distinguished Safety Award – received three of only four awards given
•JUST 100 – recognized by JUST Capital as one of America’s 2025 most just companies
•Named to the Women In Trucking Association’s 2025 Top Companies for Women to Work in Transportation list for the fourth consecutive year, reflecting our commitment to safety, inclusivity and operational excellence

*  Adjusted EBITDA is not a measure of financial performance under GAAP and may not be comparable to similarly titled measures reported by other companies. See Appendix I for the reconciliation of this non-GAAP financial measure to its most directly comparable
GAAP financial measure.

4	Marathon Petroleum Corporation

Proxy Summary	Corporate Governance	Sustainability at MPC	Audit Matters	Executive Compensation	Board Proposals	Other Information
Overview of Our Board of Directors
Following is an overview of our Board of Directors after the Annual Meeting, assuming all nominees are elected. More detailed information about each director’s background, key skills and expertise can be found beginning on page 9, as well as in the individual director profiles beginning on page 10.

Name and Primary Occupation	Age*	Director Since	Independent	Current Committee Memberships	Other Public Boards
Abdulaziz F. Alkhayyal Former Senior Vice President, Industrial Relations of Saudi Aramco	72	2016		•Compensation and Organization Development •Sustainability and Public Policy	2
Evan Bayh Senior Advisor at Apollo Global Management; former U.S. Senator	70	2011		•Corporate Governance and Nominating •Sustainability and Public Policy, Chair	2
Jeffrey C. Campbell Former Vice Chairman and CFO of American Express Company	65	2024		•Audit, Chair •Compensation and Organization Development	2
Jonathan Z. Cohen Founder, CEO and President of Hepco Capital Management, LLC	55	2019		•Audit •Corporate Governance and Nominating	2
Kimberly N. Ellison-Taylor Former Executive Director, Finance Thought Leadership of Oracle Corporation	56	2024		•Audit •Corporate Governance and Nominating	1
Maryann T. Mannen Chairman, President and CEO of Marathon Petroleum Corporation	63	2024	Executive Director	As Chairman, attends all committee meetings, but is not a member of any committee	2	**
Eileen P. Paterson Former CEO and President of Aerojet Rocketdyne Holdings, Inc.	60	2024		•Compensation and Organization Development •Sustainability and Public Policy	2
Kim K.W. Rucker Former Executive Vice President, General Counsel and Secretary of Andeavor	59	2018		•Audit •Compensation and Organization Development, Chair	3
Frank M. Semple Former Chairman, President and CEO of MarkWest Energy Partners, L.P.	74	2021		•Audit •Compensation and Organization Development	1	**
J. Michael Stice Professor at The University of Oklahoma; former CEO of Access Midstream Partners L.P.	67	2017		•Corporate Governance and Nominating, Chair •Sustainability and Public Policy	2	**
John P. Surma Former Chairman and CEO of United States Steel Corporation	71	2011		•Audit •Corporate Governance and Nominating	3	**
* As of the date of our Annual Meeting, April 29, 2026.
** Includes service on the board of directors of MPLX GP LLC, a wholly owned subsidiary of MPC. Our Corporate Governance Principles count concurrent service on the boards of MPC and MPLX GP LLC as one public company board for purposes of assessing the level of public company board commitments.

2026 Proxy Statement	5

Proxy Summary	Corporate Governance	Sustainability at MPC	Audit Matters	Executive Compensation	Board Proposals	Other Information
Composition of Our Board
The members of our Board represent a wide range of backgrounds, critical skills, perspectives and expertise, as well as a mix of tenure of service on the Board. The following graphs show the composition of our Board after the Annual Meeting, assuming all nominees are elected. More detailed information about considerations for director candidate selection and evaluation can be found under “Board Composition and Director Selection,” beginning on page 17.

Independence	Age	Tenure	Demographics
64.7 yrs.
average
6.8 yrs.
average
55%
total diversity
10 of 11
directors

■	Independent	■	≤60 yrs.	■	0-3 yrs.	■	Women
■	Non-independent	■	61-65 yrs.	■	4-6 yrs.	■	Race, Ethnicity and Native American Tribal Membership
		■	66-70 yrs.	■	7-9 yrs.
		■	71+ yrs.	■	10+ yrs.
Shareholder Engagement Program
We believe regular dialogue with, and accountability to, our shareholders is critical to our success. Our leadership team participates in numerous investor engagements throughout the year to discuss our business and strategic priorities. These engagements take many forms, including on-on-one meetings, industry conferences and presentations, quarterly earnings calls and email updates, such as topical news releases and reports. Shareholder feedback provides our Board and leadership with valuable insights on our business strategy and performance, corporate responsibility, executive compensation, sustainability initiatives and many other topics. Our core shareholder engagement team includes senior members of our investor relations, corporate governance, human resources and sustainability teams, supplemented by our CEO, CFO, independent Lead Director or other directors, as appropriate.
Assess and Prepare
Outreach and Engage
2025 Shareholder
Engagement Program
Our shareholder engagement team monitors
investor sentiments, Annual Meeting voting
results and trends in governance, executive
compensation, human capital management
and sustainability to help drive and develop
our shareholder engagement priorities.
Our shareholder engagement team conducts
outreach and ongoing dialogue with shareholders
throughout the year to understand shareholder
perspectives. Our two-way dialogue both clarifies
our Board’s understanding of shareholder views
and provides shareholders with insight into our
Board’s processes.
Outreach to:
Shareholders representing
72%
of our outstanding shares
Respond and Enhance
Review and Evaluate
Investor
engagements with:
Shareholders representing
52%
of our outstanding shares
Our Board and executive leadership review
shareholder feedback to identify consistent
themes and research or evaluate any
identified issues or concerns.
We use shareholder feedback to enhance
disclosures, including in our proxy statement
and sustainability reporting, and revise our
governance practices, executive
compensation program, human capital
management and sustainability practices or
other programs and policies, as appropriate.

6	Marathon Petroleum Corporation

Proxy Summary	Corporate Governance	Sustainability at MPC	Audit Matters	Executive Compensation	Board Proposals	Other Information
Governance Highlights
Key Corporate Governance Practices
The Board of Directors believes our commitment to strong corporate governance benefits all our stakeholders, including our shareholders, employees, business partners, customers, communities, governments and others who have a stake in how we operate. Our key corporate governance practices include:

Board Independence and Leadership
•10 of 11 directors are independent
•Experienced, independent Lead Director reinforces effective independent leadership on the Board
•Four fully independent standing Board committees
•Independent directors meet regularly in executive session
without management present

Shareholder Rights and Engagement
•Shareholder right to call a special meeting of shareholders
•Shareholder “proxy access” right to submit director
nominations for inclusion in our proxy statement
•Robust year-round shareholder engagement program

Accountability
•Majority voting standard for uncontested director elections
•Annual Board and committee self-evaluations, and
individual evaluations of nominees for reelection
•Demonstrated commitment to Board refreshment
•Directors not elected by a majority of votes cast are subject to the Board’s resignation policy
•Annual evaluation of CEO performance and compensation
by independent directors

Board Best Practices
•Business strategy and risk oversight by the full Board and its committees
•CEO and executive leadership succession planning by the
full Board
•Board and committee oversight of sustainability, safety and public policy matters
•Significant stock ownership requirements for non-employee
directors
•Limits on directors’ outside commitments

Commitment to Governance Enhancement
We believe good governance is critical to achieving long-term shareholder value. We approach governance in a strategic and thoughtful manner, taking into consideration multiple perspectives, including those of our Board, our Corporate Governance and Nominating Committee, our shareholders, experts and other stakeholders, to align on what makes the most sense for our
Company. We continuously look for ways to enhance our corporate governance and increase value to our shareholders.

2021- 2026
Every year, beginning in 2021, we have submitted to our shareholders, for consideration at the annual meeting, amendments to our Certificate of Incorporation providing for annual elections for all directors and elimination of supermajority provisions.

2024
•Following approval from our shareholders, amended our Certificate of Incorporation to provide for officer exculpation, as permitted under Delaware law
•Elected an independent Lead Director of the Board

2023	•Revised our Corporate Governance Principles to affirmatively state the Board’s policy on director commitments

2021
•Following a thorough review of Board committee oversight responsibilities, amended our committee charters to adjust and clarify committee responsibilities, including for sustainability oversight and stakeholder engagement

2019	•Amended our Corporate Governance Principles to require individual director evaluations for directors whose terms expire at the next annual meeting and are eligible for reelection

2018	•Amended our Bylaws to provide shareholders the right to call a special meeting of shareholders •Amended our Bylaws to eliminate the 80% supermajority requirement for Bylaw amendments

2016	•Amended our Bylaws to provide proxy access for shareholders

2026 Proxy Statement	7

Proxy Summary	Corporate Governance	Sustainability at MPC	Audit Matters	Executive Compensation	Board Proposals	Other Information
Executive Compensation Highlights
Leading Executive Compensation Practices
Our executive compensation program demonstrates our commitment to sound compensation and governance practices, promotes the objectives in our guiding principles and serves our shareholders’ long-term interests.

Majority of total target compensation is performance-based	Annual compensation risk assessment overseen by Compensation and Organization Development Committee
Performance measures align with shareholder interests	No guaranteed minimum bonuses
Significant stock ownership requirements	No excise tax gross-ups
Performance metrics achievement capped at 200% of target	No tax gross-ups on perquisites (other than for relocation reimbursements in limited circumstances)
Clawback provisions for both long-term and short-term incentive awards	No dividend equivalents paid on unvested awards
“Double trigger” LTI vesting in a change of control	Policy prohibiting executives from hedging or pledging our securities
Executive and employee compensation tied to financial and non-financial performance	No granting of stock options
Limited perquisites and personal benefits
2025 Target Compensation Mix
The Compensation and Organization Development Committee believes using a mix of cash and equity compensation encourages and motivates our NEOs to achieve both our short-term and long-term business objectives. Consistent with our guiding principles that executive compensation should reward performance and be directly aligned with creating long-term value for our shareholders, a substantial majority of our NEOs’ compensation is at-risk and based on performance measures tied to our business strategy and culture.

	Base Salary	ACB	MPC PSUs	MPC RSUs	MPLX Phantom Units

CEO Mannen	8%	14%	47%	15.6%	15.6%

		61% Performance-Based		31% Time-Based

		92% At-Risk

	Base Salary	ACB	MPC PSUs	MPC RSUs	MPLX Phantom Units

OTHER NEOs Average	18%	19%	38%	12.6%	12.6%

		57% Performance-Based		25% Time-Based

		82% At-Risk
➢ “Performance-Based” means there is no guarantee that any value at all will be realized if the performance criteria are not met.
➢ “At-Risk” means there is no guarantee that the target value will be realized.
Corporate
Governance

9	Proposal 1. Election of Directors	19	Board Function and Leadership

10	Director Biographies	25	Key Areas of Board Oversight

16	Our Corporate Governance Framework	28	Non-Employee Director Compensation

17	Board Composition and Director Selection

2026 Proxy Statement	9

Proxy Summary	Corporate Governance	Sustainability at MPC	Audit Matters	Executive Compensation	Board Proposals	Other Information
Corporate Governance
Proposal 1. Election of Directors

The Board of Directors recommends you vote FOR each of the following Class III director nominees:

Maryann T. Mannen	Eileen P. Paterson	J. Michael Stice	John P. Surma
The Board of Directors, which oversees the management of our business and affairs, currently is divided into three classes of directors, with one class elected each year for a three-year term. The Board has set the current number of directors at 11, with three directors in Class I and four directors in each of Classes II and III. The members of Class III are due to stand for election at the 2026 Annual Meeting.
As informed by the considerations discussed under “Board Composition and Director Selection” beginning on page 17 and our individual director evaluation process discussed on page 23, our Board recommends that shareholders vote FOR the election to the Board of each Class III director nominee. We expect each nominee will be able to serve if elected. Any director vacancy may be filled by a majority vote of the remaining directors. Any director elected in this manner would hold office until expiration of the term of the class to which he or she has been elected.

	Board Skills, Expertise and Demographics*	Alkhayyal	Cohen	Semple	Bayh	Campbell	Ellison-Taylor	Rucker	Mannen	Paterson	Stice	Surma

	MPC Board Tenure (years at April 29, 2026)	10	6	5	15	1	2	8	2	2	9	15	6.8 years avg. tenure
	Director Independence												91% Independent
Key Skills and Expertise
	Senior Leadership												11/11
	Public Company CEO												6/11
	Risk Management												11/11
	Corporate Governance												11/11
	Finance & Accounting												11/11
	Energy Industry												7/11
	International Business												9/11
	Sustainability												11/11
	Environment												3/11
	Government, Legal & Regulatory												5/11
	Technology & Cybersecurity												5/11
	Age (at April 29, 2026)	72	55	74	70	65	56	59	63	60	67	71	64.7 years avg. age
Gender	Male												64%
	Female												36%
	Race, Ethnicity and Native American Tribal Membership												36%
		Class I			Class II				Class III
*Reflects expected composition of the Board following the Annual Meeting, assuming all Class III director nominees are elected. See
“Director Skills, Experience and Expertise” on page 18 for more information on each key skill and how it supports our company strategy.

10	Marathon Petroleum Corporation

Proxy Summary	Corporate Governance	Sustainability at MPC	Audit Matters	Executive Compensation	Board Proposals	Other Information

Key Skills and Expertise	CLASS III DIRECTOR NOMINEE: Term expires 2026

Senior leadership	Corporate governance	International business
Public company CEO	Finance & accounting	Sustainability
Risk management	Energy industry

Career Highlights:
•Chairman (since January 2026), President, CEO and director (since August 2024), President
(January-July 2024) and Executive Vice President and Chief Financial Officer of MPC
(2021-2023); Chairman (since January 2026), President and CEO (since August 2024) of MPLX
•Executive Vice President and CFO (2017-2020) of TechnipFMC (a successor to FMC
Technologies, Inc.), an engineering services and energy technology company; Executive Vice
President and CFO (2014-2017) and Senior Vice President and CFO (2011-2014), and in various positions of increasing responsibility at FMC Technologies since 1986
Other Public Company Boards: MPLX GP LLC* (since 2021); Owens Corning (since 2014)
Education: B.S.B.A., Accounting, Rider University; M.B.A., Rider University
Other Professional Experience and Community Involvement:
•Chairman, Executive Committee, American Petroleum Institute (API)
•Executive Committee member, American Fuel and Petrochemical Manufacturers (AFPM)
•Executive Committee member, Ohio Business Roundtable; member, The Business Council
•Secretary, Executive Committee and Finance Committee member, Cynthia Woods Mitchell
Pavilion Board of Directors
Maryann T.
Mannen

Chairman, President and CEO, Marathon Petroleum Corporation

Executive Director

Age: 63

Director since: 2024

Key Skills and Expertise	CLASS III DIRECTOR NOMINEE: Term expires 2026

Senior leadership	Corporate governance	Sustainability
Public company CEO	Finance & accounting	Government, legal & regulatory
Risk management	International business

Career Highlights:
•CEO and President (2015-2023) and Chief Operating Officer (2015) of Aerojet Rocketdyne
Holdings, Inc., an aerospace company
•Various roles in senior management at United Technologies Corporation (2003-2015), including as
Division President, Pratt & Whitney AeroPower (2013-2015); Vice President, Operations
(2009-2013); and Vice President, Operations & Quality, Environmental, Health & Safety and
Achieving Competitive Excellence, Carrier Corp. (2006-2009)
•Seven years active duty in the U.S. Army, including as Aviator and Airfield Commander of Davison
Army Airfield, Fort Belvoir, Virginia
Other Public Company Boards (current): Constellation Energy Corporation (since 2024);
Woodward, Inc. (since 2017)
Other Public Company Boards (within past five years): Aerojet Rocketdyne Holdings, Inc.
(2015-2023)
Education: B.A., International Politics, College of New Rochelle; M.B.A., Butler University
Other Professional Experience and Community Involvement:
•Board of Governors, Aerospace Industries Association
•National Space Council Users’ Advisory Group
Eileen P.
Paterson

Former CEO and President, Aerojet Rocketdyne Holdings, Inc.

Independent Director

Age: 60

Director since: 2024

MPC Board Committees: Compensation and Organization Development Sustainability and Public Policy
* Under our Corporate Governance Principles, due to their affiliate nature, concurrent service on the boards of MPC and MPLX GP LLC is counted as one public company board for purposes of assessing the level of public company board commitments.

2026 Proxy Statement	11

Proxy Summary	Corporate Governance	Sustainability at MPC	Audit Matters	Executive Compensation	Board Proposals	Other Information

Key Skills and Expertise	CLASS III DIRECTOR NOMINEE: Term expires 2026

Senior leadership	Corporate governance	International business
Public company CEO	Finance & accounting	Sustainability
Risk management	Energy industry	Environment

Career Highlights:
•Dean, Mewbourne College of Earth & Energy at The University of Oklahoma (2015-2022)
•CEO (2009-2014) and member of the board of directors (2012-2015) of Access Midstream Partners
L.P., a publicly traded gathering and processing master limited partnership
•Nearly 30 years of service in positions of increasing responsibility at ConocoPhillips and its predecessor companies, including as President of ConocoPhillips Qatar (2003-2008)
Other Public Company Boards (current): Kosmos Energy Ltd. (since 2023); MPLX GP LLC*
(since 2018)
Other Public Company Boards (within past five years): Spartan Acquisition Corp. II
(2020-2021); Spartan Acquisition Corp. III (2021-2022); U.S. Silica Holdings, Inc. (2013-2021)
Education: B.S., Chemical Engineering, The University of Oklahoma; M.S., Business, Stanford
University; Ed.D, Organizational Leadership, The George Washington University
Other Professional Experience and Community Involvement:
•Member, Board of Advisors, Energy Institute, The University of Oklahoma
•Co-leader, Oklahoma Solve Climate by 2030, Center for Environmental Policy at Bard College
•Member, Board of Directors, Caturus Energy, LLC
J. Michael
Stice

Professor, The University of Oklahoma

Independent Director

Age: 67

Director since: 2017

MPC Board Committees: Corporate Governance and Nominating, Chair Sustainability and Public Policy

Key Skills and Expertise	CLASS III DIRECTOR NOMINEE: Term expires 2026

Senior leadership	Finance & accounting	Sustainability
Public company CEO	Energy industry	Environment
Risk management	International business	Government, legal & regulatory
Corporate governance

Career Highlights:
•CEO (2004-2013) and Chairman (2006-2013), President and Chief Operating Officer (2003-2004),
and Vice Chairman and CFO (2002-2003) of United States Steel Corporation
•Executive roles at Marathon Oil Corporation (1997-2001), including President, Speedway
SuperAmerica LLC, and President, Marathon Ashland Petroleum
•Price Waterhouse LLP (1976-1997), admitted to the partnership in 1987
Other Public Company Boards (current): MPLX GP LLC* (since 2012); Public Service
Enterprise Group Inc. (since 2019); Trane Technologies plc (since 2013, Lead Director since 2025)
Education: B.S., Accounting, Pennsylvania State University
Other Professional Experience and Community Involvement:
•Chairperson, board of the University of Pittsburgh Medical Center
•Former Chair, board of the Federal Reserve Bank of Cleveland
•Former Vice Chairman, President’s Advisory Committee for Trade Policy and Negotiations
•Former Chairman, board of the National Safety Council
John P.
Surma

Former Chairman and CEO, United States Steel Corporation

Independent Lead Director

Age: 71

Director since: 2011

MPC Board Committees: Audit Corporate Governance and Nominating
* Under our Corporate Governance Principles, due to their affiliate nature, concurrent service on the boards of MPC and MPLX GP LLC is counted as one public company board for purposes of assessing the level of public company board commitments.

12	Marathon Petroleum Corporation

Proxy Summary	Corporate Governance	Sustainability at MPC	Audit Matters	Executive Compensation	Board Proposals	Other Information

Key Skills and Expertise	CLASS I DIRECTOR: Term expires 2027

Senior leadership	Finance & accounting	International business
Risk management	Energy industry	Sustainability
Corporate governance

Career Highlights:
•Senior Vice President of Industrial Relations (2007-2014), Director (2004-2014), Senior Vice
President of Refining, Marketing and International (2001-2007), Senior Vice President,
International Operations (2000-2001) of Saudi Arabian Oil Company (Saudi Aramco)
•Thirty-three year career at Saudi Aramco, beginning in various field positions and progressing through management roles of increasing responsibility
Other Public Company Boards (current): Halliburton Company (since 2014); National Gas &
Industrialization Company (since 2019, Chairman since 2019)
Education: B.S., Mechanical Engineering, University of California, Irvine; M.B.A., University of
California, Irvine; Advanced Management Program, University of Pennsylvania
Other Professional Experience and Community Involvement:
•Director, Saudi Electricity Company (2018-2020)
Abdulaziz F.
Alkhayyal

Former Senior Vice President, Industrial Relations, Saudi Aramco

Independent Director

Age: 72

Director since: 2016

MPC Board Committees: Compensation and Organization Development Sustainability and Public Policy

Key Skills and Expertise	CLASS I DIRECTOR: Term expires 2027

Senior leadership	Corporate governance	Sustainability
Public company CEO	Finance & accounting	Government, legal & regulatory
Risk management	Energy industry	Technology & cybersecurity

Career Highlights:
•Founder, CEO and President of Hepco Capital Management, LLC, a private investment firm
(since 2016)
•Co-Chairman (2019-2021) and CEO (2018-2019), Osprey Technology Acquisition Corp., the
predecessor of BlackSky Technology, Inc., a provider of real-time geospatial intelligence
•Chairman of the Board (2018-2020) and CEO (2018), Falcon Minerals Corporation, a mineral rights acquisition and management company; Co-founder and CEO of its predecessor, Osprey
Energy Acquisition Corp. (2017-2018)
•President and CEO (2004-2016), Resource America, Inc., an asset management company
•Co-founder and various executive roles at Atlas Pipeline Partners, LP and Atlas Energy, Inc.
Other Public Company Boards (current): Crane Harbor Acquisition Corp. (since 2025,
Chairman since 2025); Crane Harbor Acquisition Corp. II (since 2025, Chairman since 2025)
Education: B.A., University of Pennsylvania; J.D., American University Washington College of Law
Other Professional Experience and Community Involvement:
•Co-founder, Castine Capital Management, LLC (2003-2020)
•Vice Chairman, Lincoln Center Theater
•Trustee: East Harlem School; Arete Foundation; American School of Classical Studies in
Athens, Greece
•Member, Board of Advisors, College of Arts and Sciences, University of Pennsylvania
Jonathan Z.
Cohen

Founder, CEO and President, Hepco Capital Management, LLC

Independent Director

Age: 55

Director since: 2019

MPC Board Committees: Audit Corporate Governance and Nominating

2026 Proxy Statement	13

Proxy Summary	Corporate Governance	Sustainability at MPC	Audit Matters	Executive Compensation	Board Proposals	Other Information

Key Skills and Expertise	CLASS I DIRECTOR: Term expires 2027

Senior leadership	Corporate governance	Energy industry
Public company CEO	Finance & accounting	Sustainability
Risk management

Career Highlights:
•Vice Chairman (2015-2016) and director (since 2015) of MPLX following MPLX’s acquisition of
MarkWest Energy Partners, L.P. (“MarkWest”)
•President and CEO (2003-2015) and Chairman (2008-2015) of MarkWest
•Twenty-two years of service with The Williams Companies, Inc. and WilTel Communications, progressing through management roles of increasing responsibility
Other Public Company Boards (current): MPLX GP LLC* (since 2015)
Education: B.S., Mechanical Engineering, United States Naval Academy; Program for Management
Development, Harvard Business School
Other Professional Experience and Community Involvement:
•Service in the United States Navy
•Member, Board of Directors, Choctaw Global, LLC, an affiliate of the Choctaw Nation of Oklahoma
•Member, Board of Directors, National Cowboy & Western Heritage Museum
•Member, Board of Directors, Semple Family Museum of Native American Art, Southeastern
Oklahoma State University
Frank M.
Semple

Former Chairman, President and CEO, MarkWest Energy Partners, L.P.

Independent Director

Age: 74

Director since: 2021

MPC Board Committees: Audit Compensation and Organization Development
* Under our Corporate Governance Principles, due to their affiliate nature, concurrent service on the boards of MPC and MPLX GP LLC is counted as one public company board for purposes of assessing the level of public company board commitments.

14	Marathon Petroleum Corporation

Proxy Summary	Corporate Governance	Sustainability at MPC	Audit Matters	Executive Compensation	Board Proposals	Other Information

Key Skills and Expertise	CLASS II DIRECTOR: Term expires 2028

Senior leadership	Finance & accounting	Government, legal & regulatory
Risk management	International business	Technology & cybersecurity
Corporate governance	Sustainability

Career Highlights:
•Senior Advisor, Apollo Global Management, a private equity firm (since 2011)
•U.S. Senator (1999-2011); served on Senate committees including Banking, Housing and Urban
Affairs; Armed Services; Energy and Natural Resources; Select Committee on Intelligence; Small
Business and Entrepreneurship; Special Committee on Aging; chaired the International Trade and
Finance Subcommittee
•Governor of the State of Indiana (1989-1997); Secretary of State (1986-1989)
•Senior Advisor and Of Counsel, Cozen O’Connor Public Strategies, a law firm (2018-2019)
•Partner, McGuireWoods LLP, a global diversified law firm (2011-2018)
Other Public Company Boards (current): Fifth Third Bancorp (since 2011); RLJ Lodging Trust
(since 2011)
Other Public Company Boards (within past five years): Berry Global Group, Inc. (2011-2025)
Education: B.S., Business Economics, Indiana University; J.D., University of Virginia School of Law
Other Professional Experience and Community Involvement:
•Treasurer, Evan and Susan Bayh Foundation
Evan
Bayh

Senior Advisor, Apollo Global Management

Independent Director

Age: 70

Director since: 2011

MPC Board Committees: Corporate Governance and Nominating Sustainability and Public Policy, Chair

Key Skills and Expertise	CLASS II DIRECTOR: Term expires 2028

Senior leadership	Finance & accounting	Environment
Risk management	International business	Technology & cybersecurity
Corporate governance	Sustainability

Career Highlights:
•Vice Chairman (2023-2024), Vice Chairman and CFO (2021-2023), Executive Vice President and
CFO (2013-2021), and Executive Vice President, Finance (2013) of American Express Company,
a financial services company
•Executive Vice President and CFO, McKesson Corporation (2003-2013)
•Senior Vice President, Finance and CFO (2002-2003), Vice President, Europe (2000-2002), and
Vice President, Corporate Development and Treasurer (1998-2000) of AMR Corporation, and in
various positions of increasing responsibility at AMR Corporation since 1990
Other Public Company Boards (current): Aon plc (since 2018); Hexcel Corporation
(since 2003, Lead Director since 2018)
Education: A.B., Economics, Stanford University; M.B.A., Harvard University
Other Professional Experience and Community Involvement:
•Member, Board of Directors, The Juilliard School
Jeffrey C.
Campbell

Former Vice Chairman and CFO, American Express Company

Independent Director

Age: 65

Director since: 2024

MPC Board Committees: Audit, Chair Compensation and Organization Development

2026 Proxy Statement	15

Proxy Summary	Corporate Governance	Sustainability at MPC	Audit Matters	Executive Compensation	Board Proposals	Other Information

Key Skills and Expertise	CLASS II DIRECTOR: Term expires 2028

Senior leadership	Finance & accounting	Sustainability
Risk management	International business	Technology & cybersecurity
Corporate governance

Career Highlights:
•Founder and CEO of KET Solutions, LLC, a consulting firm (since 2021)
•Executive Director, Finance Thought Leadership (2019), Global Strategy Leader, Cloud Business
Group (2018-2019), Global Strategy Director, Financial Services Industry Group (2015-2018), and
Executive Director and Global Leader for Health, Human Services and Labor Solutions Group
(2004-2015) of Oracle Corporation
•Chief Information & Technology Officer, Prince George’s County, Maryland (2001-2004)
Other Public Company Boards (current): U.S. Bancorp (since 2021)
Other Public Company Boards (within past five years): EverCommerce Inc. (2021-2024)
Education: B.A., Information Systems Management, University of Maryland; M.B.A., Business
Administration and Decision Science, Loyola University Maryland; M.S., Information Technology
Management, Carnegie Mellon University
Other Professional Experience and Community Involvement:
•Member, Board of Directors, Mutual of Omaha Insurance Corporation (since 2020)
•Adjunct Professor, Heinz College of Information Systems and Public Policy, Carnegie Mellon
University
•Former Chairman, American Institute of CPAs (AICPA)
•Certified public accountant; certified internal auditor; certified information systems auditor
Kimberly N.
Ellison-Taylor

Former Executive Director, Finance Thought Leadership, Oracle Corporation

Independent Director

Age: 56

Director since: 2024

MPC Board Committees: Audit Corporate Governance and Nominating

Key Skills and Expertise	CLASS II DIRECTOR: Term expires 2028

Senior leadership	Finance & accounting	Sustainability
Risk management	Energy industry	Government, legal & regulatory
Corporate governance	International business	Technology & cybersecurity

Career Highlights:
•Executive Vice President, General Counsel and Secretary of Andeavor (2016-2018); Executive
Vice President and General Counsel of Tesoro Logistics GP, LLC (2016-2018)
•Executive Vice President, Corporate & Legal Affairs, General Counsel and Corporate Secretary of
Kraft Foods Group, Inc., a grocery manufacturing and processing company (2012-2015)
•Senior Vice President, General Counsel and Chief Compliance Officer (2008-2012) and Corporate
Secretary (2009-2012) of Avon Products, Inc.
•Former Partner in the Corporate & Securities group at Sidley Austin LLP, a law firm
Other Public Company Boards (current): Celanese Corporation (since 2018); HP Inc. (since
2021); GE Vernova (since 2024)
Other Public Company Boards (within past five years): Lennox International Inc.
(2015-2024)
Education: B.B.A., Economics, University of Iowa; J.D., Harvard Law School; M.P.P., John F.
Kennedy School of Government at Harvard University
Kim K.W.
Rucker

Former Executive Vice President, General Counsel and Secretary, Andeavor

Independent Director

Age: 59

Director since: 2018

MPC Board Committees: Audit Compensation and Organization Development, Chair

16	Marathon Petroleum Corporation

Proxy Summary	Corporate Governance	Sustainability at MPC	Audit Matters	Executive Compensation	Board Proposals	Other Information
Our Corporate Governance Framework
Core Governance Documents
Our Bylaws, Corporate Governance Principles and the charters of our Board committees together implement the governance philosophy we believe is best for MPC and our shareholders. They address, among other things, the primary roles, responsibilities and oversight functions of the Board and its standing committees; director independence; the process for director selection; director qualifications; outside commitments; Board, committee and individual director evaluations; director indemnification; shareholder rights; director compensation; and director retirement and resignation.
Codes of Business Conduct and Ethics
Our Code of Business Conduct, which applies to all of our directors, officers and employees, defines our expectations for ethical decision-making, accountability and responsibility. Our Code of Ethics for Senior Financial Officers, which is specifically applicable to our CEO, CFO, controller, treasurer and other leaders performing similar functions, affirms the principle that the honesty, integrity and sound judgment of our senior officers with responsibility for preparation and certification of our financial statements are essential to the proper function and success of our Company. These codes are available on our website as noted below, and printed copies are available upon request to our Chief Legal Officer and Corporate Secretary. We would post on our website any amendments to, or waivers from, either of these codes requiring disclosure under applicable rules within four business days following any such amendment or waiver.
Additional Governance Policies
Our Whistleblowing as to Accounting Matters Policy establishes procedures for the receipt, retention and treatment of any complaints we receive regarding accounting, internal accounting controls or auditing matters, and provides for the confidential, anonymous submission of concerns by our employees or others regarding questionable accounting or auditing matters.
Our Conflicts of Interest Policy provides guidance on recognizing and resolving real or apparent conflicts of interest. This policy acknowledges that business decisions on behalf of the Company must be made through the exercise of independent judgment in the Company’s best interests and not influenced by personal interests.

Find more at www.marathonpetroleum.com

The following are available under the “Investors” tab of our website, by selecting “Corporate Governance”:
•Bylaws	•Code of Ethics for Senior Financial Officers
•Corporate Governance Principles	•Whistleblowing as to Accounting Matters Policy
•Code of Business Conduct	•Conflicts of Interest Policy

Our Board committee charters, and other information about our Board, are available under the “About” tab of our website by selecting “Board of Directors.”

2026 Proxy Statement	17

Proxy Summary	Corporate Governance	Sustainability at MPC	Audit Matters	Executive Compensation	Board Proposals	Other Information
Board Composition and Director Selection
Our Corporate Governance Principles set forth the processes for director selection and the establishment of director qualifications. The Board has delegated the director recruitment process to the Corporate Governance and Nominating
Committee with input from our Chairman, President and CEO and our Lead Director.
The Board believes that it, as a whole, should possess the combination of skills, professional experience, and range of backgrounds and viewpoints necessary to oversee our business and promote an effective mix of perspectives. Accordingly, the
Board and the Corporate Governance and Nominating Committee consider the qualifications of directors and director candidates individually and in the broader context of the Board’s overall composition and our current and future needs. In developing long-term plans for Board composition, the Corporate Governance and Nominating Committee takes into consideration the current strengths, skills and experience of members of the Board, their outside commitments, our director retirement policy and our strategic direction.
Director Nomination Process
The Corporate Governance and Nominating Committee assesses candidates for membership on the Board. The Committee may work with a third-party professional search firm to assist with identifying and evaluating director candidates and their credentials. The Committee has the authority to retain and terminate any such firm, including the authority to approve the firm’s fees and other retention terms.
The Corporate Governance and Nominating Committee may also consider candidates recommended by shareholders.
Shareholder candidates will be evaluated using the same criteria for director selection described above. See “Proxy Access”
on page 19 for more information on the proxy access provision of our Bylaws and “When must shareholder proposals and director nominations be submitted for the 2027 annual meeting?” on page 88 for information on how to submit director nominations for our 2027 annual meeting in accordance with our Bylaws.
Board Refreshment and Director Tenure
The Board is committed to striking a balance between retaining directors with deep knowledge of the Company and seeking fresh perspectives in its recruiting efforts. Our robust Board and individual director evaluation process, discussed on page 23, supports this objective. Further, our Corporate Governance Principles provide that directors may not stand for reelection once they reach age 73. The average tenure of our directors (following the Annual Meeting, assuming all director nominees are elected) is 6.8 years.
Director Independence
A director is considered independent if the Board affirmatively determines that he or she meets the independence standards in our Corporate Governance Principles, has no material relationship with us other than as a director and satisfies the independence requirements of the NYSE and applicable SEC rules. The Board determines director independence at least annually, considering all relevant facts and circumstances including, without limitation:
•Transactions between MPC and the director, immediate family members of the director or organizations with which the director is affiliated;
•Any service by the director on the board of a company with which we conduct business;
•The frequency and dollar amounts associated with any such transactions; and
•Whether any such transactions are at arm’s length in the ordinary course of business and on terms and conditions similar to those with unrelated parties.
In evaluating the above criteria, the Board specifically considered the Company’s ordinary course business transactions with the following companies at which certain of our directors also serve or served as a director: Clean Harbors, Inc. (with respect to Edward G. Galante), Constellation Energy Corporation (with respect to Ms. Paterson), and GE Vernova and HP Inc. (each with respect to Ms. Rucker). The Board concluded that these transactions did not affect any director’s independence.

18	Marathon Petroleum Corporation

Proxy Summary	Corporate Governance	Sustainability at MPC	Audit Matters	Executive Compensation	Board Proposals	Other Information
Based on these criteria and considerations, the Board has determined that each of the following directors is independent: Mr.
Alkhayyal, Mr. Bayh, Mr. Campbell, Mr. Cohen, Ms. Ellison-Taylor, Ms. Paterson, Ms. Rucker, Mr. Semple, Dr. Stice and Mr.
Surma, as well as retired (effective April 30, 2025) directors Charles E. Bunch, Edward G. Galante and Susan Tomasky. Ms.
Mannen, in her role as Chairman, President and CEO, is not independent, nor was Michael J. Hennigan, in his former role as
Executive Chairman.
Director Skills, Experience and Expertise
In evaluating director candidates and recommending incumbent directors for renomination, the Corporate Governance and
Nominating Committee considers a wide range of backgrounds, critical skills, perspectives and expertise that it believes contribute to sound governance and effective oversight of our operations, risks and long-term strategy. All directors must possess integrity, good judgment, a strong work ethic, collaborative approach to engagement, record of public service and the ability to devote sufficient time to our affairs. In addition, the Committee has identified the following key skills and areas of expertise that should be represented on the Board.*

Senior Leadership	Experience in significant leadership positions provides the necessary skills to develop and oversee our strategy, drive long-term value, and motivate and retain individual leaders.	11
		Directors
Public Company CEO	Leadership experience as a chief executive officer of a large, public company provides a unique perspective and the ability to effectively advise and oversee the performance of our CEO.	6
		Directors
Risk Management	Experience in identifying, prioritizing and managing a broad spectrum of risks, including with respect to strategy, human capital, environmental, social and cybersecurity matters, provides skills critical to the Board’s oversight of our risk assessment and risk management programs.	11
		Directors
Corporate Governance	Service on other public company boards and committees provides knowledge critical to the governance of our organization and insight into board management and oversight functions.	11
		Directors
Finance & Accounting	An understanding of finance, accounting and financial reporting processes provides the financial acumen necessary to understand and evaluate our capital structure and oversee our financial performance and long-term strategic planning.	11
		Directors
Energy Industry	Leadership experience in the energy industry, particularly in refining and logistics operations, provides practical understanding of our business and effective oversight in implementing our strategy.	7
		Directors
International Business	Experience with international trade, conducting operations outside the U.S., or leading a global business provides valuable business knowledge and perspective on our international operations and global commodity trade.	9
		Directors
Sustainability	Experience overseeing, operating or advising on matters of sustainable energy, corporate social responsibility or human capital management supports effective oversight over these matters and reinforces our commitment to creating shared value with our stakeholders.	11
		Directors
Environment	Expertise in environmental policy and emerging technologies strengthens oversight and helps align our business strategies with our commitment to create shared value for our stakeholders as we produce affordable, reliable energy.	3
		Directors
Government, Legal & Regulatory	As we operate in a heavily regulated industry, expertise in government, legal or regulatory functions provides insight and perspective helpful to navigating these complex issues.	5
		Directors
Technology & Cybersecurity	Experience in leading innovative technological strategies or cybersecurity oversight provides knowledge critical to support digital transformation and management of cyber risks.	5
		Directors
Specific information about the key qualifications and experience of each director and director nominee can be found beginning on page 9 under “Proposal 1. Election of Directors.”
*Reflects expected composition of the Board following the Annual Meeting, assuming all Class III director nominees are elected.

2026 Proxy Statement	19

Proxy Summary	Corporate Governance	Sustainability at MPC	Audit Matters	Executive Compensation	Board Proposals	Other Information
Majority Voting for Directors
Our Bylaws include a majority vote standard for uncontested director elections, which requires that a nominee for director in an uncontested election receive a majority of votes cast at a shareholder meeting in order to be elected to the Board. Any director nominee who does not receive a majority of the votes cast is required to submit an irrevocable resignation to the Corporate
Governance and Nominating Committee, which will make a recommendation to the Board as to whether to accept or reject the resignation or take other action. The Board will, within 90 days following certification of the election results, publicly disclose its decision regarding the resignation and, if such resignation is rejected, the rationale behind the decision.
Proxy Access
Proxy access refers to the right of shareholders who meet certain ownership criteria to nominate director candidates for inclusion in our proxy materials for our annual meeting. Our Bylaws provide that a shareholder, or group of up to 20 shareholders, that has owned at least 3% of our outstanding common stock for at least three years may nominate directors to our Board and include the nominees in our proxy materials to be voted on at our annual meeting. The maximum number of shareholder nominees that will be included in our proxy materials with respect to an annual meeting is the greater of two nominees or 20% (rounded down to the nearest whole number) of the number of directors then serving on the Board.
A shareholder who seeks to nominate a director or directors to our Board must provide proper notice to our Corporate
Secretary and satisfy the other requirements specified in our Bylaws.
Board Function and Leadership
Board Meetings and Attendance

Board meetings in 2025:
7

Committee meetings in 2025:
21

Average attendance at Board and Committee meetings in 2025:
100%
The Board met seven times in 2025. Our Corporate Governance Principles set forth the expectation that directors will attend and actively participate in Board meetings. In 2025, all directors attended 100% of the aggregate number of meetings of the Board and the committees on which they served. The Board’s Chairman generally attends committee meetings but is not a member of any standing Board committee.
Our Corporate Governance Principles provide that the non-management directors will hold regular executive sessions, presided over by the independent Chairman or independent
Lead Director, as applicable, without management present. The non-management directors held six such executive sessions in 2025.
All directors are expected to attend our annual meeting. All directors attended the virtual annual meeting of shareholders held on April 30, 2025.
Board Leadership Structure
Our Corporate Governance Principles provide the Board with the flexibility to exercise its business judgment on behalf of shareholders and choose the optimal leadership for the Board depending upon the Company’s particular needs and circumstances at a given time. The independent members of the Board elect the Chairman and, as part of this election, review whether to combine or separate the roles of Chairman and CEO. In making a determination to separate or combine the
Chairman and CEO roles, the Board takes into consideration many factors, including:
•The Board’s role in oversight;
•The evolving needs of our Company;
•How our leadership structure is functioning;
•The skills, qualifications and experience of our current
directors; and
•The views of our shareholders.
Throughout our history as a public company, the Board has selected the leadership structure it determined was best for the
Company at that time. The Board was led by an independent Chairman from 2011, when we became a public company, to
2016. The Board combined the roles of Chairman and CEO from 2016 to 2020; elected an independent Chairman from 2020 to mid-2024; elected an Executive Chairman, our former CEO, from mid-2024 through 2025; and has recently chosen to again

20	Marathon Petroleum Corporation

Proxy Summary	Corporate Governance	Sustainability at MPC	Audit Matters	Executive Compensation	Board Proposals	Other Information
combine the roles of Chairman and CEO. These adjustments to leadership structure demonstrate the Board’s thoughtful approach in evaluating and implementing the best leadership structure for the Board depending upon the Company’s circumstances at a given time. Changes in the Board’s leadership structure are reflected on our website shortly after becoming effective and disclosed in compliance with applicable regulatory requirements.
2026 Board Leadership Transition
Mr. Hennigan served as Executive Chairman of the Board for all of 2025 until his retirement effective December 31, 2025. The
Board elected Ms. Mannen, our President and CEO, as Chairman of the Board effective January 1, 2026, to promote coordination between our leadership’s day-to-day business and operational function and the Board’s risk management, oversight and strategy functions. The Board believes Ms. Mannen is currently in the best position to serve as Chairman due to her demonstrated strong leadership skills and judgment, her proven track record of operational and financial success and her industry expertise in key areas of strategic importance to our business.
The Board also has elected an independent Lead Director to provide independent oversight and accountability. The Board believes Mr. Surma is currently in the best position to serve as independent Lead Director due to his deep understanding of our business and strategy and his extensive experience with risk management, financial oversight and corporate governance.

Chairman, President and CEO	Independent Lead Director

Maryann T. Mannen Chairman since January 2026 President and CEO and Director of MPC since August 2024	John P. Surma Independent Lead Director since August 2024 Director of MPC since 2011

Key Responsibilities:
Provides leadership to the Board and promotes the effective
discharge of its duties through:
•Assisting the Board with reviewing and monitoring MPC’s
strategy and direction
•Timely communicating key developments to the Board
•Approving Board meeting agendas and schedules
•Calling and presiding at Board meetings, and attending all
committee meetings
•Assisting with director recruitment, committee composition, committee chair selection and the Board’s self-evaluation
process
•Assisting with the evaluation of executive performance and
leadership succession planning
Supports Company leadership through:
◦Facilitating effective communications between the Board
and Company leadership
Promotes engagement with shareholders through:
◦Calling, and presiding as Chairman at, shareholder
meetings
◦Directly communicating with our shareholders and
stakeholders, as appropriate

Key Responsibilities:
Provides independent oversight of Company leadership and
promotes effective corporate governance through:
•Consulting with the Chairman, President and CEO on
Board meeting agendas and schedules
•Presiding at Board meetings when the Chairman is absent
or at the Chairman’s request and at all executive sessions
of non-management directors
•Having the authority to call meetings of the independent
directors
•Assisting with director recruitment, committee composition, committee chair selection and the Board’s self-evaluation
process
•Assisting with the evaluation of CEO performance and
leadership succession planning
Supports Company leadership through:
•Serving as a liaison between the independent directors
and the Chairman, President and CEO
•Providing feedback to the Chairman, President and CEO
following executive sessions of non-management directors
Promotes engagement with shareholders through:
•Directly communicating with our shareholders and
stakeholders, as appropriate

2026 Proxy Statement	21

Proxy Summary	Corporate Governance	Sustainability at MPC	Audit Matters	Executive Compensation	Board Proposals	Other Information
Board Committees
The Board has four standing committees, to which it has delegated certain functions and oversight responsibilities.

Audit Committee

Members:
Key Responsibilities:
•Appoints, compensates and oversees the performance of the independent auditor, including approval of all services to be performed by the auditor
•Reviews with Company leadership, the independent auditor and our internal auditors the integrity of our disclosure controls and procedures, annual and quarterly financial statements, and internal control over financial reporting
•Oversees the internal audit function, including its structure and budget, and the performance and compensation of the chief audit executive
•Reviews with leadership significant corporate risk exposures and mitigation efforts
•Reviews and assesses the effectiveness of our information technology controls relating to business continuity, data privacy and, in conjunction with the Board, cybersecurity
•Monitors compliance with legal and regulatory requirements, our Codes of Business Conduct and
Ethics for Senior Financial Officers and Whistleblowing as to Accounting Matters Policy
•Reviews legislative and regulatory issues affecting sustainability and climate risk disclosures within the financial reporting framework and monitors developments in integrated reporting for alignment with financial reporting
•Has authority to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company, and to retain independent legal, accounting, or other advisors or consultants

Jeffrey C. Campbell*, Chair	Kim K.W. Rucker

Jonathan Z. Cohen*	Frank M. Semple

Kimberly N. Ellison-Taylor*	John P. Surma*

Meetings in 2025: 5

Independent Directors: 100%		* Audit Committee financial expert

The Board has determined that each member of the Audit Committee meets the applicable SEC and NYSE independence requirements and is financially literate. No member of the Audit Committee serves on the audit committees of more than three public companies, including ours.

Compensation and Organization Development Committee

Members:
Key Responsibilities:
•Establishes our executive compensation guiding principles and determines our executive compensation policies and procedures consistent with such principles
•Oversees the CEO’s annual development of goals and objectives, and evaluates the CEO’s performance
•Sets compensation and approves benefit plans and perquisites for the CEO and designated positions, including our NEOs
•Oversees our incentive compensation plans, sets financial and non-financial performance metrics and measures thereunder, and certifies achievement of performance
•Reviews with the CEO the succession plan for senior leadership
•Oversees our human capital management strategies and policies
•Oversees our engagement with stakeholders on compensation and human capital management matters
To the extent permitted by NYSE listing standards and applicable law, the Compensation and
Organization Development Committee is authorized under its charter to delegate any of its responsibilities to a subcommittee comprised of one or more of its members, and certain of its responsibilities or to one or more officers of MPC. See “Executive Compensation” beginning on page
40 for additional information about the Committee and its responsibilities and actions.

Kim K.W. Rucker, Chair	Eileen P. Paterson

Abdulaziz F. Alkhayyal	Frank M. Semple

Jeffrey C. Campbell

Meetings in 2025: 6

Independent Directors: 100%

The Board has determined that each member of the Compensation and Organization Development Committee meets the applicable SEC and NYSE independence requirements.

22	Marathon Petroleum Corporation

Proxy Summary	Corporate Governance	Sustainability at MPC	Audit Matters	Executive Compensation	Board Proposals	Other Information

Corporate Governance and Nominating Committee

Members:
Key Responsibilities:
•Evaluates and makes recommendations to the Board concerning the appropriate size and composition of the Board
•Reviews and makes recommendations regarding the Board’s leadership structure
•Selects and recommends director candidates to the Board to be submitted for election at annual meetings and to fill any vacancies on the Board
•Makes recommendations concerning the Board’s standing committees, including committee structure, leadership, membership and charters
•Recommends to the Board appropriate corporate governance policies and procedures
•Reviews and recommends to the Board compensation for our non-employee directors
•Reviews and makes recommendations with respect to director resignations tendered in accordance with the Corporate Governance Principles
•Oversees the evaluation of the Board, its committees and individual directors
•Reviews legislative and regulatory issues affecting corporate governance
•Oversees our engagement with stakeholders on corporate governance matters

J. Michael Stice, Chair	Kimberly N. Ellison-Taylor

Evan Bayh	John P. Surma

Jonathan Z. Cohen

Meetings in 2025: 6

Independent Directors: 100%

The Board has determined that each member of the Corporate Governance and Nominating Committee meets the applicable
SEC and NYSE independence requirements.

Sustainability and Public Policy Committee

Members:
Key Responsibilities:
•Oversees our sustainability and health, environmental, safety and security policies and programs, and reviews our performance thereunder
•Reviews our annual Sustainability Report and Climate-Related Scenarios report, and other key sustainability disclosures, available at www.marathonpetroleum.com/Sustainability/
•Oversees the establishment of our sustainability targets
•Oversees our governance framework and budgets for political contributions and lobbying expenditures, and reviews key disclosures regarding such contributions
•Oversees our framework for the development of our public policy positions
•Oversees our commitment to safety, including our safety culture, leadership of safety programs and general safety performance
•Reviews legislative and regulatory developments affecting sustainability and public policy matters
•Oversees our engagement with stakeholders on sustainability and public policy matters

Evan Bayh, Chair	Eileen P. Paterson

Abdulaziz F. Alkhayyal	J. Michael Stice

Maryann T. Mannen*

Meetings in 2025: 4

Independent Directors: 100%		*Ceased service on this committee effective February 25, 2026.

Each of the Board’s four standing committees operates under a written charter adopted by the Board. These charters are available under the “About” tab of our website, by selecting “Board of Directors.” Each charter requires the applicable committee to annually assess and report to the Board on the adequacy of its charter.
In addition to the four standing committees, the Board maintains an Executive Committee, which meets as necessary to address matters that arise between Board meetings and may exercise the powers and authority of the Board subject to

2026 Proxy Statement	23

Proxy Summary	Corporate Governance	Sustainability at MPC	Audit Matters	Executive Compensation	Board Proposals	Other Information
specific limitations consistent with our Bylaws and applicable law. The Executive Committee is composed of the Chairman, the independent Lead Director and the Chair of each of the Board’s four standing committees.
Board Evaluations
Our Corporate Governance Principles provide for a robust annual Board, committee and individual director evaluation process, administered by the Corporate Governance and Nominating Committee.
Board and Committee Evaluations
Analysis and Discussion
Directors provide written responses to questions designed to enhance Board and committee effectiveness through the identification of actionable recommendations. The evaluation questions seek feedback on, among other things, Board and committee operation, composition and organization; Board dynamics; director skills; short- and long-term Board goals and objectives; committee effectiveness; and the performance of the Board and its committees in light of the responsibilities of each body as established in our governance documents.

Summary reports of director feedback are compiled and provided to all directors.

The Chairman leads a discussion of Board evaluation results with all of the directors as a group.

Each committee’s Chair leads a discussion of committee results at a committee meeting and reports out to the full Board.

The Chairman, the independent
Lead Director and the Chair of
the Corporate Governance and
Nominating Committee jointly
conduct discussions of
individual evaluation results
with each evaluated director.

Individual Peer and Self-Evaluations
Our Corporate Governance Principles provide for an enhanced process to evaluate the individual performance of each director whose term expires at the next annual meeting and is eligible for reelection. This is typically accomplished by means of a written evaluation completed by each of the director’s peers. Each evaluated director also completes a written self-evaluation on his/her own performance.
Governance Document Review
Each director reviews the Corporate Governance Principles and the charter of each committee on which he or she serves, and provides feedback and revision suggestions as deemed appropriate.
Our Corporate Governance and Nominating Committee believes this process, which combines the opportunity for each director to individually reflect on Board and committee effectiveness with a collaborative discussion on performance, as well as a review of each director prior to nomination for reelection, provides a meaningful assessment tool and a forum for discussing areas for improvement.
Director Commitments
Directors are encouraged to serve on the boards of directors of other companies, as the Board believes such service broadens and deepens our directors’ knowledge and experience. Our Corporate Governance Principles set forth certain limitations on director service to prevent our directors’ outside directorships from interfering with their ability to meet the responsibilities and expectations of service on our Board.

Director Category	Limit on Public Company Board Service, Including MPC*
Non-employee director	4 boards maximum
Director serving as a non-executive board chair or independent lead director of a public company	4 boards maximum
Director (not a chief executive officer) serving as an executive board chair of a public company	3 boards maximum
Director serving as a chief executive officer of a public company	2 boards maximum
*Ms. Mannen and Messrs. Semple, Stice and Surma currently also serve on the board of MPLX GP LLC, our wholly owned subsidiary.
Under our Corporate Governance Principles, due to their affiliate nature, concurrent service on the boards of MPC and MPLX GP LLC is counted as one public company board for purposes of assessing the level of public company board commitments.

24	Marathon Petroleum Corporation

Proxy Summary	Corporate Governance	Sustainability at MPC	Audit Matters	Executive Compensation	Board Proposals	Other Information
The Corporate Governance and Nominating Committee conducts an annual review of director commitments, including consideration of directorships and any leadership positions held at other public and private companies and nonprofit entities, and has determined that all directors currently comply with these guidelines.
Director Orientation and Ongoing Education
To assist our directors in maintaining the necessary knowledge to perform their responsibilities and effectively oversee MPC, members of our Board are provided a variety of learning opportunities throughout the year.

New Director Orientation
Our orientation program for new directors includes meetings with and presentations by senior leadership. This offers a new director the opportunity to receive one-on-one time with leadership to discuss various aspects of our business.

Continuing Director Education
We provide ongoing director education throughout the year to our Board and its committees in the form of senior leader presentations on the Company’s business and operations, industry and market trends, regulatory updates, cybersecurity and areas of emerging risk. We also regularly invite significant investors, subject matter experts and public sector representatives to speak to the Board.

Site Visits
Directors make periodic site visits to our facilities. In October 2025, for example, the Board’s meeting took place in
Canonsburg, Pennsylvania, where directors attended interactive presentations on our Marcellus natural gas processing assets and operations and toured our Harmon Creek gas processing facility and construction project.

External Programs
We encourage our directors to attend, at our expense, director continuing education programs. In 2025, several of our directors attended programs specifically focused on accounting, audit and finance; artificial intelligence; board leadership and corporate governance developments; compensation; cybersecurity risk; energy industry; risk oversight; strategy; sustainability; and technology. Several directors also attended symposiums sponsored by outside organizations that are designed as continuing director education on many topics relevant to public company board service.

Communicating with the Board
All interested parties, including shareholders, may communicate directly with the Board, the Chairs of the Board’s standing committees and the independent directors, including our independent Lead Director.

Mail
Communications may be sent by regular mail to our principal executive offices, to the attention of:

Chief Legal Officer and Corporate Secretary Marathon Petroleum Corporation 539 South Main Street Findlay, OH 45840

Email
Independent Directors (individually or as a group) . . . . . . . . . . . . . . . . . . . . . . . . . . . .	non-managedirectors@marathonpetroleum.com
Audit Committee Chair . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	auditchair@marathonpetroleum.com
Compensation and Organization Development Committee Chair . . . . . . . . . . . . . . .	compchair@marathonpetroleum.com
Corporate Governance and Nominating Committee Chair . . . . . . . . . . . . . . . . . . . . .	corpgovchair@marathonpetroleum.com
Sustainability and Public Policy Committee Chair . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	sustainabilitychair@marathonpetroleum.com
Our Chief Legal Officer and Corporate Secretary will forward to the directors all communications that, in her judgment, are appropriate for consideration by the directors. Examples of communications that would not be considered appropriate include commercial solicitations and matters not relevant to the Company’s affairs.

2026 Proxy Statement	25

Proxy Summary	Corporate Governance	Sustainability at MPC	Audit Matters	Executive Compensation	Board Proposals	Other Information
Key Areas of Board Oversight
Oversight of Business Strategy and Risk Management
Among the Board’s most important functions is overseeing our business strategy and risk management framework. The Board holds a dedicated annual strategy session to evaluate our strategy, including the most significant near- and long-term risks that could affect the execution of our strategy. Directors also meet with leadership at each regularly scheduled Board meeting to discuss and approve our strategic plans, financial goals, significant capital expenditures and other critical success factors, and they receive updates, as necessary, between meetings.
Board of Directors

The Board, which has the ultimate responsibility for, and is actively engaged in, overseeing strategy and risk:
•Reviews strategic risks annually at a designated strategy meeting and on an ongoing basis throughout the year
•Delegates responsibility for managing certain types of risk to its committees, which report regularly to the Board on activities in their individual areas of oversight

Compensation and
Organization
Development Committee
Corporate Governance
and Nominating
Committee
Sustainability and
Public Policy Committee
Audit Committee

•Oversees risks associated with
financial, financial reporting
and accounting matters
•Monitors compliance with
regulatory requirements and
internal control systems
•Oversees our ERM process
and reviews performance
•Reviews sustainability and
climate risk disclosures
within the financial reporting
framework
•Oversees business continuity,
data privacy and, in
conjunction with the Board,
cybersecurity risks

•Oversees risks associated
with our compensation
programs, plans and
policies to discourage
excessive risk taking
•Oversees our management
succession planning
process and our human
capital management
strategies and policies
•Oversees stakeholder
engagement on
compensation and human
capital management matters

•Oversees risks associated
with corporate governance
matters, including director
independence, Board
composition and
succession, Board
leadership structure and
Board effectiveness
•Oversees the evaluation of
the Board, its committees
and individual directors
•Oversees stakeholder
engagement on corporate
governance matters

•Oversees risks associated
with sustainability, safety
and public policy matters
•Reviews our key
sustainability disclosures
•Oversees establishment of
our sustainability targets
•Oversees governance
framework and budgets for
our political contributions
and lobbying expenditures
•Oversees stakeholder
engagement related to
sustainability and public
policy matters

Senior Leadership

While the Board oversees risk, our senior leadership has primary responsibility for:
•Identifying, assessing and managing the major risks to our Company through our ERM process
•Implementing effective risk mitigation plans, processes and controls and developing sustainability strategies and standards
•Regularly reporting to the Board and its committees on enterprise-level risks and mitigation strategies
•Publicly disclosing material risks to our Company in the Risk Factors section of our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, filed with the SEC
We apply a comprehensive ERM program across the Company to identify, assess and manage enterprise-level risks and review the effectiveness of risk-mitigation strategies. This program is established and driven by our leadership team, led by our enterprise risk manager and ERM Committee, and supported by officers and senior managers responsible for working across the business to manage enterprise-level risks and identify emerging risks. These leaders meet routinely and provide regular updates to our Board and its committees throughout the year. This framework fosters close interaction among the Board, its committees and our senior leadership.

26	Marathon Petroleum Corporation

Proxy Summary	Corporate Governance	Sustainability at MPC	Audit Matters	Executive Compensation	Board Proposals	Other Information
Our mature company practices – developed through our ERM process, managed by our senior leaders and overseen by our
Board – promote effective decision-making on business, financial, legal, environmental, social, political and reputational matters.
Oversight of Human Capital Management and Succession Planning
The Board believes that our people are our most important asset and are critical to our success. We strive to provide our employees with a collaborative, supportive and inclusive work environment where they can maximize their personal and professional potential. The Compensation and Organization Development Committee oversees our human capital management strategies and policies, including with respect to inclusion initiatives and adherence to our Company values, pay equity, talent and performance management, and employee engagement. See “Building an Engaged and Energized
Workforce” on page 34 for additional information on our approach to these matters. To further emphasize and incentivize our performance in this critical area, the Committee has included a human capital management performance measure in our
Annual Cash Bonus program. See the description of our Annual Cash Bonus program, beginning on page 47, for more information on how the Committee has linked executive and employee compensation to human capital management performance.
The Compensation and Organization Development Committee oversees our executive succession planning process to support the identification and development of future leaders to avoid the adverse effects caused by vacancies in key leadership positions and to facilitate the execution of our long-term strategy. Throughout the year, our Chairman, President and CEO leads the Committee in regular discussions on executive succession. The entire Board is involved in the critical aspects of the
CEO succession planning process, including establishing selection criteria that reflect our business strategy and culture, identifying and evaluating potential internal and external candidates, and making key succession decisions.
As a key part of our formal annual succession planning process, shown below, the Compensation and Organization
Development Committee meets with the full Board annually at a dedicated session to evaluate succession talent.
ANNUAL SUCCESSION PLANNING PROCESS

MARCH: Talent Planning	APRIL and MAY: Leader Talent Reviews	JUNE: Executive Leadership Team Alignment	JULY: Committee Oversight

Key roles are identified by business unit or function, and potential leaders are assessed for their ability to reinforce our high- performing culture and promote our values	Based on talent planning outcome, proposed succession plans for senior executive roles and key roles are developed, taking into consideration readiness, gaps and development needs	Leadership assesses top talent strengths, potential and gaps across the enterprise and finalizes proposed succession plans for senior executive roles and key roles	Compensation and Organization Development Committee reviews and provides input on proposed succession plans for senior executive roles and select key roles
Importantly, throughout the year, Board members are also provided opportunities to meet with and evaluate potential CEO and senior leader successors through multiple venues, including attendance and presentations at Board and committee meetings, discussions with leaders of business units, interaction with emerging talent at site visits, and informal meetings and other events. The Compensation and Organization Development Committee believes its succession process provides the lead time necessary to train, develop or recruit executives capable of filling key roles, including our NEOs, within the Company when the need arises.
Oversight of Sustainability and Climate Risk
Collaboration and communication among the Board, its committees and our leadership are critical to maintaining our aligned direction on sustainability matters. Under the Board’s leadership and direction, we carefully review, evaluate and manage sustainability- and climate-related risks and opportunities to enable us to adapt and strengthen our resiliency. These include

2026 Proxy Statement	27

Proxy Summary	Corporate Governance	Sustainability at MPC	Audit Matters	Executive Compensation	Board Proposals	Other Information
both transitional and physical risks that we routinely discuss with the Board’s Sustainability and Public Policy Committee and
executive and senior leadership committees. The Sustainability and Public Policy Committee oversees environment and climate risk matters, including the establishment of our sustainability targets, and reviews our sustainability and climate reports and other key sustainability disclosures. For more information on the Board’s oversight of sustainability- and climate-related risks and opportunities, view or download our 2025 Perspectives on Climate-Related Scenarios report on the Sustainability page of our website at www.marathonpetroleum.com/Sustainability/.
Oversight of Political Engagement and Public Policy
We believe participating in the public policy process is an essential part of advancing the meaningful exchange of information and views on issues that affect our Company and our stakeholders. We participate in the political process in a number of ways, including lobbying, grassroots activity, issue advocacy, participating in trade associations, supporting an active employee political action committee and, where lawful, directly supporting political candidates and ballot issues. These activities are overseen by our Board of Directors, its Sustainability and Public Policy Committee, and senior leadership. The Sustainability and Public Policy Committee’s charter articulates the Committee’s purpose and sets forth broad responsibilities that the
Committee implements in the following ways:
•Oversees the governance framework and budgets for our political contributions, lobbying expenditures and certain payments made to trade associations that engage in lobbying activities;
•Reviews our reporting and disclosures on such contributions, expenditures and payments;
•Oversees the governance of a U.S.-based political committee of our employees;
•Oversees our framework for the development of our public policy positions;
•Reviews legislative and regulatory developments and trends pertaining to public policy matters; and
•Oversees our engagement with stakeholders on public policy matters.

We recognize that our public policy activities are of interest to our shareholders and other stakeholders and are committed to transparency on these matters. See our website at www.marathonpetroleum.com/Sustainability/Political-Engagement/ for substantial disclosures regarding our involvement in political and public policy activities, including:

•Our engagement principles;
•Descriptions of the roles of the Sustainability and Public Policy Committee and various organizations within the Company in overseeing and promoting compliance with our political activity processes;
•Information about federal and state lobbying disclosures and expenditures;
•Employee political action committee reports showing federal- and state-level contributions;
•Corporate political contribution reports;
•Trade association disclosures; and
•Our contributions to social welfare organizations for lobbying and advocacy purposes.

Oversight of Cybersecurity
The Board in conjunction with the Audit Committee oversees our business continuity, data privacy and cybersecurity risks and provides input on our cybersecurity and information security strategies. Our Chief Digital Officer (CDO) and Chief Information
Security Officer (CISO) are standing members of the ERM Committee, comprised of members of senior leadership, and report on and evaluate cybersecurity threats and risk management efforts. The CDO and CISO provide regular cybersecurity briefings to the Board and the Audit Committee, with a minimum of two briefings a year and additional briefings as needed.
We have processes in place designed to protect our information systems, data, assets, infrastructure and computing environments from cybersecurity threats and risks while maintaining confidentiality, integrity and availability. These enterprisewide processes are based on policies, practices and standards that guide us on identifying, assessing and managing material cybersecurity risks. For additional information on our cybersecurity program, risk management, strategy and governance, see our Annual Report on Form 10-K for the year ended December 31, 2025.

28	Marathon Petroleum Corporation

Proxy Summary	Corporate Governance	Sustainability at MPC	Audit Matters	Executive Compensation	Board Proposals	Other Information
Non-Employee Director Compensation
The Board determines annual cash and equity retainers and other compensation for non-employee directors. We annually compare our non-employee director compensation programs to the programs of the same Compensation Reference Group used for executive compensation, as described beginning on page 44. Directors who are also our employees receive no compensation for their service on the Board or its committees.
Annual Retainers
Our non-employee directors received the following cash and equity retainers for their service on the Board in 2025.

		Annual Total

Cash Retainer	•Paid quarterly in equal installments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$150,000

Additional Leadership Cash Retainers	•Paid quarterly in equal installments (in addition to Cash Retainer)
	–Independent Lead Director . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$75,000
	–Audit Committee Chair . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$30,000
	–Compensation and Organization Development Committee Chair . . . . . . . . . . . . . . . . . .	$25,000
	–Corporate Governance and Nominating Committee Chair . . . . . . . . . . . . . . . . . . . . . . . .	$25,000
	–Sustainability and Public Policy Committee Chair . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$25,000

Equity Retainer	•Granted annually, generally on the day following the annual meeting* . . . . . . . . . . . . . . . . . . .	$185,000	*

–Composed of 90% MPC RSUs and 10% MPLX phantom units
–Directors receive MPC dividend equivalents in the form of additional MPC RSUs and
MPLX distribution equivalents in the form of additional MPLX phantom units

*The equity retainer was historically granted quarterly in equal installments. Directors received quarterly grants for the first two quarters of
2025, with the grant for the second quarter prorated for service from April 1 through April 30, the date of the 2025 annual meeting. On May
1, 2025, pursuant to a change in our non-employee director compensation program, directors received an annual grant for 2025, and will receive one annual grant, generally made on the day following the annual meeting, going forward.
Deferral of Compensation
Under MPC’s Deferred Compensation Plan for Non-Employee Directors, non-employee directors may elect to defer up to
100% of their annual cash compensation into an unfunded account. This deferred cash account may be invested in certain notional investment options offered under the plan, which options generally mirror the investment options offered to employees under the Marathon Petroleum Thrift Plan. Directors who defer cash compensation receive cash equal to the accrued balance in their unfunded account following departure from the Board.
MPC RSUs and MPLX phantom units awarded to non-employee directors for Board service in the first two quarters of 2025, including those received as dividend and distribution equivalents, were automatically deferred, payable in MPC common stock and MPLX common units only upon a director’s departure from the Board. Beginning with the annual equity award made May
1, 2025, directors may now elect whether to defer distribution of their awards until their departure from the Board. Awards for which no deferral election is made will generally distribute upon the first anniversary of the grant date.
Director Stock Ownership Guidelines
Under our stock ownership guidelines, each non-employee director is required to hold at least five times the value of the annual Cash Retainer in MPC common stock, including RSUs. Directors have five years from the commencement of their service on the Board to satisfy these guidelines. All non-employee directors either meet these guidelines or are on track to comply within the applicable five-year period

2026 Proxy Statement	29

Proxy Summary	Corporate Governance	Sustainability at MPC	Audit Matters	Executive Compensation	Board Proposals	Other Information
Matching Gifts
Under MPC’s matching gift programs, directors may elect to have us match up to $10,000 annually of their contributions to certain tax-exempt educational institutions and up to $10,000 annually of their contributions to certain eligible tax-exempt charitable organizations. The annual limit for each program is applied based on the date of the director’s gift to the institution or charitable organization.
2025 Director Compensation Table
The following table shows compensation earned by or paid to our non-employee directors during 2025 for service on our
Board and, separately, as applicable, for service on the MPLX GP board of directors (the “MPLX Board”).

Name	Fees Earned or Paid in Cash ($)		Stock Awards ($)		All Other Compensation ($)	Total ($)

Abdulaziz F. Alkhayyal	150,000		246,497		—	396,497
Evan Bayh	175,000		246,497		—	421,497
Charles E. Bunch(1)	58,173		61,497		25,000	144,670
Jeffrey C. Campbell	170,027		246,497		10,000	426,524
Jonathan Z. Cohen	150,000		246,497		20,000	416,497
Kimberly N. Ellison-Taylor	150,000		246,497		10,000	406,497
Edward G. Galante(1)	58,173		61,497		5,000	124,670
Eileen P. Paterson	150,000		246,497		—	396,497
Kim K.W. Rucker	166,690		246,497		—	413,187
Frank M. Semple	250,000	(2)	413,049	(2)	20,000	683,049	(2)
J. Michael Stice	266,690	(2)	413,049	(2)	—	679,739	(2)
John P. Surma	325,000	(2)	413,049	(2)	20,000	758,049	(2)
Susan Tomasky(1)	59,835		61,497		5,000	126,332
(1)Retired from the Board effective April 30, 2025.
(2)Includes compensation for MPLX Board service, as detailed immediately below under “Fees Earned or Paid in Cash” and “Stock Awards.”
Fees Earned or Paid in Cash reflect: (i) cash retainers earned for MPC Board service in 2025 and (ii) for each of Messrs.
Semple, Stice and Surma, a $100,000 cash retainer for MPLX Board service in 2025.
Stock Awards reflect the aggregate grant date fair values of MPC RSUs and MPLX phantom units, calculated in accordance with financial accounting standards. During 2025, non-employee directors received: (i) quarterly grants of MPC RSUs and
MPLX phantom units, valued at $41,625 and $4,625, respectively, for the first quarter and $13,722 and $1,525, respectively, for the second quarter (prorated for service through April 30, 2025), in each case based on the grant date closing price for
MPC common stock and MPLX common units, respectively, and (ii) a 2025 annual grant of MPC RSUs and MPLX phantom units valued at $166,500 and $18,500, respectively, based on the average daily closing prices for MPC common stock and
MPLX common units, respectively, in the 30 calendar days preceding the grant date. Amounts shown for each of Messrs.
Semple, Stice and Surma also include $166,552 in MPLX phantom units for 2025 MPLX Board service consisting of: (i)
quarterly grants of MPLX phantom units valued at $31,250 for the first quarter and $10,302 for the second quarter (prorated for service through April 30, 2025), in each case based on the grant date closing price of MPLX common units, and (ii) a 2025 annual grant of MPLX phantom units valued at $125,000 based on the average daily closing price for MPLX common units in the 30 calendar days preceding the grant date.

30	Marathon Petroleum Corporation

Proxy Summary	Corporate Governance	Sustainability at MPC	Audit Matters	Executive Compensation	Board Proposals	Other Information
The following table shows the aggregate MPC RSUs and MPLX phantom units outstanding for each non-employee director as of December 31, 2025.

Name	MPC RSUs	MPLX Phantom Units
Alkhayyal	25,107	8,396
Bayh	59,895	11,719
Bunch	—	—
Campbell	1,844	581
Cohen	15,435	5,338
Ellison-Taylor	2,464	915
Galante	—	—
Paterson	2,464	915
Rucker	19,139	6,578
Semple	13,927	57,101	Includes 52,285 MPLX phantom units earned for MPLX Board service
Stice	23,883	52,313	Includes 44,260 MPLX phantom units earned for MPLX Board service
Surma	59,895	80,185	Includes 68,466 MPLX phantom units earned for MPLX Board service
Tomasky	—	—
All Other Compensation reflects charitable contributions under our matching gifts programs, as described above. Each program is subject to an annual limit of $10,000, up to an aggregate of $20,000. The amount shown for each of Messrs. Bunch and Galante, and Ms. Tomasky, also includes a $5,000 contribution to the charitable organization of the director’s choice, in honor of such director following his or her retirement from the Board.

Sustainability at MPC

32	Our Commitment to Sustainability	34	Building an Engaged and Energized Workforce

33	Our Core Values	35	Engaging with Our Stakeholders

33	Reinforcing a Strong Safety Culture	35	Respecting Human Rights

33	Lowering Our Carbon Footprint and Conserving Natural Resources	35	Promoting Supply Chain Sustainability

32	Marathon Petroleum Corporation

Proxy Summary	Corporate Governance	Sustainability at MPC	Audit Matters	Executive Compensation	Board Proposals	Other Information
Sustainability at MPC
Our Commitment to Sustainability
Our commitment to sustainability means working to create shared value with our stakeholders as we produce affordable, reliable energy. We do this by advancing environmental stewardship, empowering our people, engaging with stakeholders and communities, and executing with integrity. Our sustainability-driven approach supports our relentless commitment to continuously improve as we contribute to an evolving energy industry.

Advance Environmental Stewardship

We are committed to reducing our carbon footprint and implementing practices that conserve natural resources and reduce environmental impacts.

Empower Our People

We prioritize safety and are dedicated to cultivating a safe, collaborative and inclusive work environment that supports the growth and success of our people.

Engage Stakeholders and Communities

We are committed to building relationships in our communities and consistently pursuing opportunities to create shared value with our stakeholders.

Execute with Integrity

We are committed to integrating sustainability in our decision-making and upholding accountable and transparent governance.
Since 2011, we have published an annual
Sustainability Report highlighting the
commitment to our values, our communities
and environmental stewardship.
Our 2024 Sustainability Report, published August 2025, is:
•Informed by the oil and gas industry metrics from the
Sustainability Accounting Standards Board (SASB)
standards.
•Prepared with reference to the Global Reporting Initiative
(GRI) Sector Standard for Oil and Gas.
•Consistent with International Petroleum Industry
Environmental Conservation Association (Ipieca)
Sustainability Reporting Guidance for the Oil and Gas
Industry (2020) and includes core reporting elements for
each presented indicator.
Find the Sustainability Report at
www.marathonpetroleum.com/Sustainability/

2026 Proxy Statement	33

Proxy Summary	Corporate Governance	Sustainability at MPC	Audit Matters	Executive Compensation	Board Proposals	Other Information
Our Core Values
Our Core Values guide the decisions we make and the actions we take every day. They describe the spirit of who we are as a company and are at the heart of our success. We are proud of the work we do to provide the essential energy products and services that help meet the world’s growing energy needs. We believe how we perform our work holds equal importance with the work we perform, and living our Core Values is the way we demonstrate what matters most to us.

Safety and Environmental Stewardship	Integrity	Inclusion	Collaboration	Excellence
Reinforcing a Strong Safety Culture
2025 Safety Accomplishments
Our number-one priority is the safety of our employees,
•Achieved Process Safety Events (“PSE”) Score of 92,
a 16% improvement over 2024 results; set a six-year
low for PSE Tier 1 events
•Reached seven-year lows for our companywide
Designated Environmental Incidents and OSHA
recordable injury rates
•30+ years OSHA Voluntary Protection Program
(VPP) Star Status celebrated at our Garyville refinery
•40 OSHA VPP Star Certifications across 53 MPC
and MPLX facilities
•American Fuel & Petrochemical Manufacturers
Distinguished Safety Award – received three of
only four awards given
•Awarded the International Liquid Terminal Association
(“ILTA”) Platinum Safety Award, ILTA’s highest honor
for outstanding safety performance
contractors, business partners, customers and communities.
Our goal is to maintain a workplace free from accidents,
ensuring everyone who comes to our sites goes home safely.
We provide the tools, training and resources needed for a safe work environment. By continuously enhancing our safety
programs through peer observation and feedback, we identify
key indicators of potential life-altering incidents and focus on foundational beliefs in human and organizational performance.
Our personal safety standards comply with, and in many cases exceed, local, state and federal regulations. Strict adherence to processes and procedures, along with comprehensive training
programs, are integral to our safety culture. Regular audits and quality assurance visits, conducted by internal and external subject matter experts, continuously evaluate the efficacy of our standards.
Lowering Our Carbon Footprint and Conserving Natural Resources
To meet society’s current and future energy needs, we must do our part as responsible stewards of the environment we all share. We recognize our business activities can affect ecosystems and communities, and we must manage and mitigate these impacts. Safety and Environmental Stewardship is one of our Core Values, which guide the way we conduct our business. We are committed to minimizing our environmental impact through advanced technologies, practices and investments that conserve natural resources.
We have made demonstrable progress reducing the carbon footprint of our operations through energy-efficiency improvements that enhance the performance and resiliency of our assets. We work to optimize the operations of our assets, make select investments in renewables and lower-carbon products, and continue to expand our natural gas business. In 2020, we adopted a companywide manufacturing Scope 1 and 2 GHG emissions intensity reduction target, and we extended and increased this metric in 2024. We have also set goals to reduce methane emissions intensity and reduce freshwater withdrawal intensity.

Scope 1 and 2 GHG Emissions Intensity	MPLX Methane Emissions Intensity	Freshwater Withdrawal Intensity

Target: 30% reduction by 2030 and 38% reduction by 2035 from 2014 levels	Target: 75% reduction by 2030 from 2016 levels	Target: 20% reduction by 2030 from 2016 levels

34	Marathon Petroleum Corporation

Proxy Summary	Corporate Governance	Sustainability at MPC	Audit Matters	Executive Compensation	Board Proposals	Other Information
See our Sustainability Report and our Perspectives on Climate-Related Scenarios report, available on our website, for more information about our progress on these targets.
We have outlined a number of tangible
programmatic initiatives to support achievement of
these targets in our 2025 Perspectives on Climate-
Related Scenarios report, which:
•Is modeled on the disclosures recommended by the Financial
Stability Board’s Task Force on Climate-related Financial
Disclosures (TCFD), with continued enhancement each year
based upon those recommendations.
•Provides a detailed look at climate-related risk management oversight, scenario analyses, asset optimization and portfolio management.
•Concludes MPC is well positioned to remain successful into
the future.
Find the Perspectives on Climate-Related Scenarios
report at www.marathonpetroleum.com/Sustainability/
Building an Engaged and Energized Workforce
We believe our people are our greatest strength. They have enabled MPC to accomplish so much, and we want their experiences with our Company to reflect the same. We demonstrate our commitment to attracting, developing and retaining talent by empowering our people, prioritizing accountability, promoting a culture of safety, providing extensive leadership and professional development opportunities, recognizing and rewarding accomplishments, and offering benefits that support the well-being of our employees and their families.

Fostering Employee Engagement
Understanding our employees’ experiences at MPC and hearing employee perspectives provide insights that enable us to strengthen and better position the Company and our people for the future. Our work is ongoing, and we are implementing actions across the Company to create positive experiences for our people.

Developing Employees and Leaders
Investing in our workforce is one of the most important investments we can make as a company. We provide employees at every level with training that equips them with the knowledge and skills necessary to perform their daily job functions safely and successfully. At the same time, we offer a wide range of development tools and opportunities to prepare them for growth and advancement within MPC.

Offering Competitive Compensation and Benefits
Our compensation and benefits programs are designed to attract, recognize, retain and encourage quality performance and meaningful contributions from our employees. To support our recruitment and retention efforts with competitive pay and benefits packages, we conduct an annual benchmark of compensation and benefits among our peers. We offer competitive compensation, including a cash bonus program in which all employees are eligible to participate. Our comprehensive benefits include: medical, dental and vision plans with covered annual preventive exams; basic life and accident insurances; short-term and long-term disability; an employee assistance program;
paid sick leave; paid vacation time; Company-funded pension and 401(k) thrift plan with Company match; tax-
advantaged health savings accounts; extended paid physical recovery time for birth mothers and paid parental leave for all parents; family leave; adoption assistance; education reimbursement; a scholarship program for children of employees; and relocation assistance.

Supporting Employee Giving and Volunteerism
Our employees are dedicated to helping communities, and we support them through our giving and volunteerism programs. To support their investments of time and money, we provide a robust matching gifts program and reward those who so generously volunteer their time. Under our Employee Open Giving Program, we match 100% of employee donations to qualified 501(c)(3) organizations, up to $10,000 per calendar year. Under our Higher
Education Giving Program, we match up to $10,000 for qualified gifts to two- and four-year accredited colleges and universities. And our Volunteer Incentive Program allows employees to earn a $500 award for the charity of their choice by volunteering 24 hours or more with qualified nonprofits.

2026 Proxy Statement	35

Proxy Summary	Corporate Governance	Sustainability at MPC	Audit Matters	Executive Compensation	Board Proposals	Other Information
Engaging with Our Stakeholders
We seek to build genuine relationships in our communities, and we steadfastly pursue opportunities to create shared value with our stakeholders. We are focused on understanding their goals, perspectives and concerns and working to integrate their feedback into our business and engagement strategies. Through regular communication, ongoing evaluation of community needs and providing accessible feedback channels, we foster meaningful engagement. Our relationship-building strategies are continuously refined to stay aligned with the evolving needs of our stakeholders and our Company.
Respecting Human Rights
Respecting human rights is fundamental to our Core Values of Integrity, Inclusion and Collaboration. Our Policy on Human
Rights, Including the Rights of Indigenous People, available on our website, represents our commitment to respect the human, cultural and legal rights of all individuals and communities. We expect our suppliers, contractors and other business partners to likewise respect human rights and to prevent or remediate negative human rights impacts in their respective activities. We also work within our sphere of influence and business operations, as appropriate, to reduce the risk of violations by identifying and monitoring risks, maintaining avenues for reporting concerns and taking steps to mitigate potential impacts and risks.
Promoting Supply Chain Sustainability
Our strong relationships with business partners and clear performance expectations are the foundation for responsible and sustainable supply chain management. In fluctuating geopolitical and market landscapes, we work with a diverse network of suppliers that can quickly respond to meet the needs of our business and help us to creatively navigate challenges and reduce risk.
Our Supplier Code of Conduct details our expectations of suppliers because how we conduct ourselves is as important as the results achieved. Potential suppliers must acknowledge and accept our Supplier Code of Conduct as a precondition to participating in our standard bidding process. Additionally, we communicate with suppliers annually, reiterating their responsibilities and accountabilities to conduct their business in accordance with our Supplier Code of Conduct and Code of
Business Conduct. We also provide an Integrity Helpline and encourage suppliers to anonymously report suspected unethical or illegal acts.

Find more at www.marathonpetroleum.com

The “Sustainability” tab of our website offers a more comprehensive look at our corporate responsibility and sustainability programs. The policies, practices and procedures that underpin these efforts, as well as key disclosures showing our progress, can be found under “Reports and Policies” and “Stakeholder Engagement.”

Audit
Matters

37	Proposal 2. Ratify the Appointment of Our Independent Auditor for 2026

37	Auditor Independence

38	Auditor Fees and Services

38	Audit Committee Report

2026 Proxy Statement	37

Proxy Summary	Corporate Governance	Sustainability at MPC	Audit Matters	Executive Compensation	Board Proposals	Other Information
Audit Matters
Proposal 2. Ratify the Appointment of Our Independent Auditor for 2026

The Board of Directors recommends you vote FOR ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2026.
Our Audit Committee is responsible for appointing, replacing, compensating and overseeing the work of the independent auditor. PwC, an independent registered public accounting firm, has served as our independent auditor since 2010. The
Audit Committee has appointed PwC as our independent auditor to audit MPC’s books and accounts for the year ending
December 31, 2026. As a matter of good corporate governance, the Board has directed that this appointment be submitted to our shareholders for ratification. If our shareholders do not ratify this appointment, our Audit Committee will reconsider whether to retain PwC. Even if the appointment is ratified, our Audit Committee may, in its discretion, direct the appointment of a different independent auditor at any time during the year if it determines such change would be in our best interests or in the best interests of our shareholders.
We expect representatives of PwC to be present at our virtual Annual Meeting, with an opportunity to make a statement if they wish to do so, and to be available to respond to appropriate questions from our shareholders.
Auditor Independence
The Audit Committee has considered whether PwC is independent for purposes of providing external audit services to the
Company and has determined that it is. The Audit Committee ensures PwC remains independent through the following practices and policies.
Audit Committee Oversight
The Audit Committee has responsibility for appointing, setting the compensation for and overseeing the work of our independent auditor. The Audit Committee’s oversight of the independent auditor includes regular meetings with PwC, with and without
Company leadership present. The Audit Committee annually reviews and discusses with PwC matters related to its independence, oversees the annual evaluation of PwC to determine whether reappointment is appropriate and is directly involved in selecting new lead audit partners.
Pre-Approval of Audit Services
Our Pre-Approval of Audit, Audit-Related, Tax and Permissible Non-Audit Services Policy sets forth the procedure for the Audit
Committee to pre-approve all audit, audit-related, tax and permissible non-audit services, other than as provided under a de minimis exception. Our CFO annually presents the Audit Committee with a forecasted budget of audit, audit-related, tax and permissible non-audit services, and updates the Committee throughout the year as needed. The Audit Committee may pre-
approve any services to be performed by our independent auditor up to 12 months in advance and may pre-approve services by specific categories pursuant to the forecasted budget. For unbudgeted items, the Audit Committee has delegated pre-
approval authority of up to $500,000 to the Committee’s Chair. Items approved in this manner are reported to the full Audit
Committee at its next scheduled meeting. The pre-approval policy is available on our website at www.marathonpetroleum.com/
Investors/Corporate-Governance/.
In 2025 and 2024, our Audit Committee pre-approved all audit, audit-related, tax and permissible non-audit services pursuant to this policy and did not use the de minimis exception.

38	Marathon Petroleum Corporation

Proxy Summary	Corporate Governance	Sustainability at MPC	Audit Matters	Executive Compensation	Board Proposals	Other Information
Hiring Guidelines
We have established Guidelines for the Hiring of Employees or Former Employees of the Independent Auditor that ensure our compliance with applicable law and NYSE listing standards. These guidelines are available on our website at
www.marathonpetroleum.com/Investors/Corporate-Governance/.
Auditor Fees and Services
Aggregate fees for professional services rendered to the Company by PwC for the years ended December 31, 2025, and
December 31, 2024 were ($ in thousands):

Services	2025 ($)	2024 ($)

Audit	11,048	10,530
Audit-Related	370	—
Tax	—	—
All Other	2	2
Total	11,420	10,532
Audit Fees for the years ended December 31, 2025, and December 31, 2024, were for professional services rendered for the audit of consolidated financial statements and internal control over financial reporting; the performance of subsidiary, statutory and regulatory audits; the issuance of comfort letters; the provision of consents; and the review of documents filed with the
SEC.
Audit-Related Fees consist of assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements. Specifically, for the year ended December 31, 2025, these fees related to internal control reviews and tax assurance services for compliance with local tax obligations.
All Other Fees for the years ended December 31, 2025, and December 31, 2024, were for an accounting research and disclosure checklist software license.
MPLX, a consolidated subsidiary of MPC, separately pays its own independent auditor fees, which totaled $7.2 million for the year ended December 31, 2025, and $6.7 million for the year ended December 31, 2024.
Audit Committee Report
The Audit Committee has reviewed and discussed with management MPC’s audited

Audit Committee Jeffrey C. Campbell, Chair Jonathan Z. Cohen Kimberly N. Ellison-Taylor Kim K.W. Rucker Frank M. Semple J. Michael Stice
financial statements and report on internal control over financial reporting for 2025.
The Audit Committee discussed with the independent auditor, PwC, the matters required to be discussed by the applicable requirements of the Public Company
Accounting Oversight Board and the SEC. The Audit Committee has received the written disclosures and the letter from PwC required by the applicable requirements of the Public Company Accounting Oversight Board regarding PwC’s communications with the Audit Committee concerning independence, and has discussed with PwC its independence. Based on the review and discussions referred to above, the Audit
Committee recommended to the Board that MPC’s audited financial statements and the report on internal control over financial reporting be included in MPC’s Annual
Report on Form 10-K for the year ended December 31, 2025, for filing with the SEC.
Executive
Compensation

40	Proposal 3. Approve, on an Advisory Basis, Our NEO Compensation	54	Compensation Governance

41	Executive Summary	56	Compensation and Organization Development Committee Report

43	Decision-Making Process and Key Inputs	57	Executive Compensation Tables

46	Executive Compensation Program for 2025

40	Marathon Petroleum Corporation

Proxy Summary	Corporate Governance	Sustainability at MPC	Audit Matters	Executive Compensation	Board Proposals	Other Information
Executive Compensation
Proposal 3. Approve, on an Advisory Basis, our NEO Compensation

The Board of Directors recommends you vote FOR approval, on an advisory basis, of the compensation of our NEOs as disclosed in the CD&A and related compensation tables and narrative discussion on pages
41-74 of this Proxy Statement.

Pursuant to Section 14A of the Exchange Act, we are asking our shareholders to approve, on an advisory basis, the compensation of our NEOs as described in the CD&A and related compensation tables and narrative discussion on pages
41-74 of this Proxy Statement. The Compensation and Organization Development Committee has established executive compensation programs that reflect both Company and individual performance. The Committee exercises care and discipline in determining executive compensation and structures our executive compensation programs to attract, motivate, retain and reward talented executives, with a focus on delivering business results and value to our shareholders and other stakeholders.
We believe constructive dialogue with our shareholders provides meaningful feedback about specific executive compensation practices and programs, and we encourage shareholders to communicate directly with both Company leadership and the
Compensation and Organization Development Committee about executive compensation. As discussed in “Shareholder
Feedback and ‘Say-on-Pay,’” on page 45, the Committee considers feedback received from our shareholders when making compensation decisions, and makes appropriate changes to our compensation programs based on such feedback.
Shareholders may provide input on executive compensation matters to the Committee Chair at
compchair@marathonpetroleum.com or to Investor Relations at ir@marathonpetroleum.com.
We conduct annual shareholder advisory votes on NEO compensation. Following the vote at the Annual Meeting, we expect the next shareholder advisory vote on our NEO compensation will take place at our 2027 annual meeting.
Although this vote is non-binding, the Compensation and Organization Development Committee values our shareholders’
opinions and will consider the voting results of this proposal when making future decisions about executive compensation.
The Board recommends you approve the following resolution:
RESOLVED, that the compensation paid to MPC’s named executive officers, as disclosed pursuant to Item 402 of
Regulation S-K, including in the CD&A, compensation tables and narrative discussion, is hereby APPROVED.

2026 Proxy Statement	41

Proxy Summary	Corporate Governance	Sustainability at MPC	Audit Matters	Executive Compensation	Board Proposals	Other Information
Executive Summary
In this CD&A, we provide an overview of our compensation guiding principles and objectives and our executive compensation program, and explain how and why the Compensation and Organization Development Committee made its 2025 compensation decisions for our NEOs. We recommend this CD&A be read together with the tables and related disclosures in
“Executive Compensation Tables” beginning on page 57.
Our NEOs for 2025 are:

Maryann T. Mannen	Michael J. Hennigan	John J. Quaid	Rick D. Hessling	Molly R. Benson	Timothy J. Aydt
President and CEO	Executive Chairman	Executive Vice President and CFO	Chief Commercial Officer	Chief Legal Officer and Corporate Secretary	Former Executive Vice President Refining
Ms. Mannen served as our President and CEO for all of 2025, and was elected to the additional role of Chairman of the Board effective January 1, 2026, succeeding Mr. Hennigan, who retired effective on that date. Mr. Quaid served as our Executive
Vice President and Chief Financial Officer for all of 2025, leaving the role effective January 19, 2026. Mr. Aydt retired effective
September 2, 2025.
2025 Company Performance Highlights
Another Outstanding Year of Performance for MPC

Three-Year MPC Total Shareholder Return
vs. Performance Share Unit Peer Group
75%
50%
25%
0%
67%
11%
19%
46%
MPC
25th Percentile
Median
75th Percentile

Financial Performance

$4.0 billion	$12.0 billion	$8.3 billion
net income attributable to MPC	adjusted EBITDA*	net cash from operations

Operational & Commercial Performance

94%	105%
refining utilization	margin capture

Peer-Leading Capital Return to Shareholders

~10%	$4.5 billion	$4.4 billion
increase in our quarterly dividend (from $0.910 to $1.00 per share)	total 2025 capital return through share repurchases and dividends	available under share repurchase authorizations (as of December 31, 2025)
*    Adjusted EBITDA is not a measure of financial performance under GAAP and may not be comparable to similarly titled measures reported by other companies. See Appendix I for the reconciliation of this non-GAAP financial measure to its most directly comparable
GAAP financial measure.

42	Marathon Petroleum Corporation

Proxy Summary	Corporate Governance	Sustainability at MPC	Audit Matters	Executive Compensation	Board Proposals	Other Information
OUTSTANDING PERFORMANCE IN 2025 SUPPORTED BY INCENTIVE PLAN DESIGN

Business Priority	Incentive Plan Alignment	Results

Create peer-leading shareholder value	•A significant portion of our NEOs’ target pay was in the form of LTI (see page 46 for details) •PSUs, which comprise 60% of the LTI target, reward for performance compared to peers on relative TSR*	•Achieved three-year PSU TSR of 67%, which was at the 83rd percentile of our PSU peer group

Ensure competitive assets	•Relative adjusted EBITDA per barrel metric, which comprises 30% of our ACB program, compares our performance to a peer group of other integrated and downstream companies	•Outperformed five of the six other companies in the peer group on this metric

Deliver commercial performance	•Adjusted EBITDA metric comprises 20% of the ACB program •Distributable cash flow at MPLX per unit metric comprises 20% of the ACB program	•MPC achieved net income of $4.0 billion and adjusted EBITDA** of $12.0 billion •MPLX achieved net income of $4.9 billion and distributable cash flow** of $5.8 billion

Drive safe and reliable operations	•ACB program includes non-financial measures tied to process and personal safety	•Improved Process Safety Events Score 16% over 2024 results; set a six-year low for Tier 1 events •Set a seven-year low for OSHA recordable injury rate

Invest in our best-in- class talent	•ACB program includes non-financial measures tied to human capital management	•Key role succession plan depth was 131% above historical performance •High employee participation in career development and ongoing learning

Advance environmental stewardship	•ACB program includes non-financial measures tied to environmental stewardship	•Eleventh consecutive year of lowering GHG emissions intensity (cumulative 30% reduction since 2014)

*In 2025, we added Relative Change in Free Cash Flow per Share as a second metric to the PSU program (weighted at 20% of the LTI target). This new metric is a key business initiative critical to MPC's ability to return capital to shareholders.
**Non-GAAP Financial Measures. MPC’s “adjusted EBITDA” and MPLX’s “distributable cash flow” are not measures of financial performance under GAAP and may not be comparable to similarly titled measures reported by other companies. See Appendix I for the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures.
Executive Pay Program Structured to Drive Performance
Strong Alignment with Shareholders
Our compensation program is designed to reflect a strong alignment between our NEOs’ interests and our shareholders’
interests, which the Compensation and Organization Development Committee believes is a key component of a successful executive compensation program. We achieve this alignment by:

Structuring a significant portion of our executives’ target pay in the form of long-term, equity-based compensation. See page 46 for more information on our target compensation mix.

Tying our MPC performance-based long-term incentive awards to three-year relative TSR and relative change in FCF per share measures. See page 51 for more information on our PSU awards.

Maintaining significant stock ownership requirements to promote our executives’ ownership of a meaningful amount of our stock. See page 54 for more information on these guidelines.

2026 Proxy Statement	43

Proxy Summary	Corporate Governance	Sustainability at MPC	Audit Matters	Executive Compensation	Board Proposals	Other Information
Strong Emphasis on Pay for Performance
The Compensation and Organization Development Committee believes a strong emphasis on pay for performance drives financial results and value creation for our shareholders. The Committee ties pay to performance by:

Structuring a significant portion of our executives’ target pay as variable and at-risk, meaning there is no guarantee that the target value will be realized. See page 46 for more information on our NEOs’ at-risk compensation.

Designing our short- and long-term incentive plans to reward the execution of our business strategy and to support the creation of shareholder value over time. See pages 47 through 51 for more information on our short- and long-term incentive plan design.

Evaluating our performance against rigorous, pre-established financial metrics and non-financial performance measures. See page 43 for more information on how the Compensation and Organization Development Committee
selects metrics and establishes goals for our incentive plans.

Robust Process for Selecting Metrics and Establishing Goals
Our executive compensation program is designed to reward achievement of specific Company performance goals.
Performance measures are aligned with our business strategy and culture, including goals relating to both financial and non-
financial performance. The Compensation and Organization Development Committee annually undertakes a robust process in selecting incentive plan measures and establishing rigorous performance goals.

▶	Review guiding principles for executive compensation programs

▶	Update on key executive compensation trends, including peer incentive plan design, provided by the independent compensation consultant

▶	Preview incentive plan structure for next fiscal year and review for alignment with executive compensation guiding principles, shareholder expectations and business strategy

▶
Review performance level methodology for financial performance metrics and non-financial performance measures, including: external benchmarking to understand peers’ approaches to setting similar performance goals; evaluation of MPC’s historical performance; and review of MPC’s business plan

▶	Approve incentive plan financial performance metrics and non-financial performance measures for the fiscal year

▶
Establish threshold, target and maximum performance levels for financial performance metrics based on MPC's performance methodology, with threshold levels viewed as likely achievable, target levels viewed as challenging but achievable, and maximum levels viewed as difficult to achieve

PRIOR YEAR
Q3
PRIOR YEAR
Q4
CURRENT
YEAR Q1
The Compensation and Organization Development Committee certifies achievement of performance under our ACB program and our PSUs, which comprise a significant portion (60%) of our NEOs’ LTI award targets, and annually evaluates our NEOs’
contributions toward achieving our performance and executing on our other business and strategic objectives.
Decision-Making Process and Key Inputs
Our Compensation and Organization Development Committee is responsible for establishing and overseeing our executive compensation program and policies, consistent with our overall executive compensation guiding principles. In making 2025 compensation decisions for our CEO and officers in designated positions, the Committee considered information and insight provided by the independent compensation consultant, including compensation reference group and executive compensation survey data, and feedback received from our shareholders, as well as input from the CEO on compensation decisions and performance appraisals for all officers in designated positions.

44	Marathon Petroleum Corporation

Proxy Summary	Corporate Governance	Sustainability at MPC	Audit Matters	Executive Compensation	Board Proposals	Other Information
Executive Compensation Guiding Principles
We believe our executive compensation program plays a critical role in maximizing long-term value for our shareholders, employees and other stakeholders. Our executive compensation guiding principles are embodied in our executive compensation program and policies, which are designed to:

❖	Attract, retain, motivate and reward the highest-quality executive team by providing market-competitive compensation.

❖	Be cogent and transparent so the programs and policies can be clearly communicated both internally and externally.

❖	Create direct alignment between executive pay and the creation of shareholder value over time.

❖	Reward for execution of our business strategy and desired company culture.

❖	Differentiate pay on the basis of individual performance, experience and skill set.
Our Compensation and Organization Development Committee annually reviews our executive compensation guiding principles to evaluate whether they achieve these objectives, making adjustments as necessary to reflect compensation reference group and industry practices, as well as shareholder feedback.
Independent Compensation Consultant
To promote objectivity in reviewing and analyzing market data and trends, the Compensation and Organization Development
Committee has engaged FW Cook as its independent compensation consultant. The consultant reports directly to the
Committee, attends Committee meetings and advises the Committee on:

Designing and implementing our compensation program and policies to accomplish our objectives.

Comparative data on the executive compensation programs and policies of companies in our compensation reference group, executive compensation surveys and general market trends.

How our compensation program and policies align with regulatory requirements and governance standards.
See “Compensation Governance—Compensation Consultant Independence” on page 56 for additional information about the compensation consultant’s independence and related matters.
Compensation Reference Group and Survey Data
As one of several factors in setting pay, the Compensation and Organization Development Committee considers data from two sources: a selected compensation reference group and certain broad-based, third-party executive compensation surveys.
Our compensation reference group for 2025 compensation decisions (the “2025 Compensation Reference Group”), developed in April 2024 by the Compensation and Organization Development Committee in consultation with its independent compensation consultant, consists of the following comparable entities:

2025 COMPENSATION REFERENCE GROUP

3M Company Archer-Daniels-Midland Company Bunge Global SA Caterpillar Inc. Cencora, Inc. ConocoPhillips	Cummins Inc. Dow Inc. DuPont de Nemours, Inc. EOG Resources, Inc. FedEx Corporation Ford Motor Company	General Dynamics Corporation General Motors Company Honeywell International Inc. Lockheed Martin Corporation LyondellBasell Industries N.V. McKesson Corporation	Phillips 66 PPG Industries, Inc. RTX Corporation United Parcel Service, Inc. Valero Energy Corporation

2026 Proxy Statement	45

Proxy Summary	Corporate Governance	Sustainability at MPC	Audit Matters	Executive Compensation	Board Proposals	Other Information

GROUP SELECTION CRITERIA	MPC POSITIONING

•Public companies that trade on major U.S. stock exchanges, in a variety of industry groups, prioritizing companies with manufacturing and transportation elements to their businesses
•Market capitalization between 0.33x to 3.0x that of MPC
•Projected revenue between 0.2x to 2.0x that of MPC, with at least 67% from U.S. operations
•EBITDA margins less than 20%
•Total assets between 0.33x to 3.0x those of MPC
•Number of employees between 0.25x to 4.0x those of MPC
•Prioritize companies that are logistically and technically complex, mature stage businesses and business-to-business focused
(relative to group, at time of selection)
	Market Cap	63rd Percentile
	Revenue	82nd Percentile
	EBITDA	85th Percentile
	Assets	77th Percentile
	Employees	17th Percentile
	Average	65th Percentile

The Compensation and Organization Development Committee aims to maintain a consistent compensation reference group year over year, taking into consideration the group selection criteria shown above, while acknowledging that industry cyclicality may result in some movement in the Company’s relative positioning versus peers from year to year. The 2025 Compensation
Reference Group was the same as our 2024 Compensation Reference Group. Further, in developing the 2026 Compensation
Reference Group in April 2025, the Committee reviewed the 2025 Compensation Reference Group and determined no changes were necessary.
The executive compensation survey data used for 2025 was sourced from two consulting firm surveys: the FW Cook Executive
Compensation Survey and the Willis Towers Watson General Industry Executive Survey Report. Although the number and identity of the companies included in these surveys varies from year to year and from survey to survey, the data provided to the Compensation and Organization Development Committee by the independent compensation consultant generally prioritized companies with revenues greater than $20 billion. The Committee did not review the identity of the companies in the surveys.
The Compensation and Organization Development Committee believes the combination of data from the 2025 Compensation
Reference Group and the executive compensation surveys is appropriate to understand the market value of our NEOs and assess comparative pay practices. This data was considered when making compensation decisions for our NEOs during the annual compensation review process in early 2025, with the Committee generally targeting total compensation, rather than each individual element of compensation, for our NEOs within a reasonable range of the market median, with adjustments made to account for each executive’s tenure and experience in his or her role.
Shareholder Feedback and “Say-on-Pay”
We regularly engage with our shareholders to solicit their feedback on a variety of important topics, including our executive compensation program. In addition, our shareholders have the opportunity each year to cast an advisory “say-on-pay” vote on our NEOs’ compensation. The Compensation and Organization Development Committee considers feedback received from our shareholders, both from our engagement efforts and from our annual say-on-pay vote, when making compensation decisions and adjusts our executive compensation program as appropriate.
At our 2025 annual meeting, shareholders approved our say-on-pay proposal with approximately 93% of the vote. The
Compensation and Organization Development Committee believes this level of shareholder support generally affirms the design and objectives of our executive compensation program and did not make any changes to the 2025 program based on shareholder feedback. The Committee will continue to consider input from shareholders, including through advisory votes on executive compensation, in making compensation decisions and reviewing executive compensation programs and policies.
Our shareholders have the opportunity to cast an advisory say-on-pay vote on our NEOs’ compensation at the upcoming
Annual Meeting. See Proposal 3 on page 40 of this Proxy Statement for more information on this advisory vote.

46	Marathon Petroleum Corporation

Proxy Summary	Corporate Governance	Sustainability at MPC	Audit Matters	Executive Compensation	Board Proposals	Other Information
Executive Compensation Program for 2025
Our executive compensation program for 2025 primarily consisted of the following key elements, with each element designed to be market competitive and to meet the objectives of our guiding principles.

FIXED COMPENSATION	VARIABLE, PERFORMANCE-BASED COMPENSATION
Base Salary	ACB Program	LTI Awards	Ê
❖ Provides a minimum
base level of
compensation to attract
and retain key
employees
❖  Based on compensation
reference group and
executive compensation
survey data, individual
skills and performance,
and our succession
needs
❖ Reviewed at least
annually and revised as
appropriate

❖  Motivates achievement of our
business strategy and desired
culture, balancing short-term
and long-term interests of
MPC and its employees,
shareholders and
stakeholders
❖  Determined based on
Company performance
measured against rigorous,
pre-established metrics and
commitments designed to
support the creation of
shareholder value over time
❖  Reviewed at least annually
and revised as appropriate

❖ Promote achievement of our
business strategy and desired
culture by linking
compensation directly to long-
term Company and stock
performance
❖  Metrics tied to shareholder
value creation and financial
performance strengthen
alignment between our NEOs’
interests and our
shareholders’ interests
❖  Aid in retention
❖  Reviewed at least annually
and revised as appropriate

60% MPC PSUs
Value depends on MPC stock performance at vesting and metric achievement over 36 months

20% MPC RSUs
Value depends on MPC stock performance at vesting over a three-year period

20% MPLX Phantom Units
Value depends on MPLX common unit performance at vesting over a three-year period
For our NEOs to earn and sustain competitive compensation, we must meet our strategic objectives, perform well relative to our peers and deliver value to our shareholders and stakeholders.
2025 Target Compensation Mix
The Compensation and Organization Development Committee believes using a mix of cash and equity compensation encourages and motivates our NEOs to achieve both our short-term and long-term business objectives. Consistent with our guiding principles that executive compensation should reward performance and be directly aligned with creating long-term value for our shareholders, a substantial majority of our NEOs’ compensation is at-risk and based on performance measures tied to our business strategy and culture.

	Base Salary	ACB	MPC PSUs	MPC RSUs	MPLX Phantom Units

CEO Mannen	8%	14%	47%	15.6%	15.6%

		61% Performance-Based		31% Time-Based

		92% At-Risk

	Base Salary	ACB	MPC PSUs	MPC RSUs	MPLX Phantom Units

OTHER NEOs Average	18%	19%	38%	12.6%	12.6%

		57% Performance-Based		25% Time-Based

		82% At-Risk
➢ “Performance-Based” means there is no guarantee that any value at all will be realized if the performance criteria are not met.
➢ “At-Risk” means there is no guarantee that the target value will be realized.

2026 Proxy Statement	47

Proxy Summary	Corporate Governance	Sustainability at MPC	Audit Matters	Executive Compensation	Board Proposals	Other Information
2025 Base Salary
In setting base salary for 2025, the Compensation and Organization Development Committee evaluated the 2025
Compensation Reference Group and executive compensation survey data, each individual’s performance and contributions over the prior year, where applicable, demonstrated performance and skills acquired over the course of each NEO’s career and our succession-planning needs.

Name	Previous Base Salary ($)	Base Salary effective April 1, 2025 ($)	Increase (%)
Mannen	1,400,000	1,400,000	—
Hennigan	1,050,000	1,050,000	—
Quaid	800,000	840,000	5.0
Hessling	675,000	700,000	3.7
Benson	650,000	700,000	7.7
Aydt	890,000	890,000	—
The 2025 base salary increases for Messrs. Quaid and Hessling, and Ms. Benson, effective April 1, 2025, were made as part of our annual merit program increases to maintain market competitiveness for their respective roles.
2025 Annual Cash Bonus Program
Our NEOs participated in the 2025 ACB program, which the Compensation and Organization Development Committee
approved in January 2025, with a performance period of January 1, 2025 through December 31, 2025. The primary purpose of the 2025 ACB program was to incentivize and reward eligible employees for executing on our Company strategy. Awards under the ACB program for our NEOs were calculated as follows:

ELIGIBLE EARNINGS ($)
Generally refers to the NEO’s year-end base salary rate. In an NEO’s year of hire or separation, eligible earnings are calculated as the sum of base wages paid during the year plus compensation deferred during the year, which has the effect of prorating the award.

TARGET BONUS (%)
Expressed as a percentage, as in effect at year-end, of each NEO’s eligible earnings. The Compensation and
Organization Development Committee approves target bonus opportunities for our NEOs based on analysis of market-competitive data sourced from our compensation reference group and executive compensation surveys, while also taking into consideration each executive’s experience, relative scope of responsibility and potential, other market data and any other information the Committee deems relevant in its discretion.

COMPANY PERFORMANCE (%)
The Compensation and Organization Development Committee establishes financial performance metrics and levels and non-financial performance measures at the beginning of the performance period. Once the performance period has ended, the Committee reviews and assesses Company performance against the financial performance metrics and levels and the non-financial performance measures, as well as any other factors the Committee deems relevant in its discretion.

INDIVIDUAL PERFORMANCE
Awards may be adjusted up or down based upon the Committee’s assessment of each NEO’s organizational and individual performance.
While there is no limit on downward adjustment, no upward adjustments may be made for the CEO, and upward adjustments for other NEOs are capped at 15%.

FINAL AWARD ($)	There is no guaranteed minimum ACB payout. Payout results may be above or below target based on actual Company and individual performance. Payouts are capped at 200% of each NEO’s target award.

48	Marathon Petroleum Corporation

Proxy Summary	Corporate Governance	Sustainability at MPC	Audit Matters	Executive Compensation	Board Proposals	Other Information
2025 Company Metrics and Performance
The Compensation and Organization Development Committee believes it is important for the ACB program to emphasize both financial and non-financial performance and established the 2025 ACB financial performance metrics and levels and non-
financial performance measures in January 2025.
2025 Financial Performance (80%)
The performance levels for each financial performance metric were established at the beginning of the performance period by evaluating factors such as performance achieved in the prior year(s), anticipated challenges for 2025, including industry cyclicality, our business plan and our overall strategy. The Committee also reviews disclosed peer methodologies of similar metrics when evaluating the rigor of our performance goals. The performance levels were set with threshold levels viewed as likely achievable, target levels viewed as challenging but achievable, and maximum levels viewed as difficult to achieve. See
“Robust Process for Selecting Metrics and Establishing Goals” on page 43 for additional information about how the Committee sets performance levels for the ACB program. The following table provides each financial performance metric’s target weighting, performance levels and actual performance achieved in 2025.

2025 ANNUAL CASH BONUS - 80% FINANCIAL PERFORMANCE

Financial Performance	Program Weight	Threshold (50%)	Target (100%)	Maximum (200%)	Performance Achieved
Relative Adjusted EBITDA per Barrel of Total Throughput	30%	30th Percentile of peer group companies	50th Percentile of peer group companies	100th Percentile of peer group companies	83rd Percentile (166.67% of target)	50.00%
ACB Adjusted EBITDA (in millions)	20%	$7,513	$10,018	$12,522	$10,385 (114.65% of target)	22.93%
Distributable Cash Flow at MPLX per Unit	20%	$5.02	$5.57	$6.13	$5.72 (126.79% of target)	25.36%
Relative Refining Margin per Barrel by Region	10%	Average of 3rd in peer group companies*	Average of 2nd in peer group companies	Average of 1st in peer group companies	Average of 1.83 (117.00% of target)	11.70%

			TOTAL FINANCIAL PERFORMANCE:			109.99%
Relative Adjusted EBITDA per Barrel of Total Throughput is derived from ACB Adjusted EBITDA (see below), a non-GAAP performance metric, as compared to applicable reporting segments of a peer group of integrated and downstream companies: Chevron
Corporation; Exxon Mobil Corporation; HF Sinclair Corporation; PBF Energy Inc.; Phillips 66; and Valero Energy Corporation.
ACB Adjusted EBITDA is a non-GAAP performance metric derived from our consolidated financial statements. It is calculated as earnings before interest and financing costs, interest income, income taxes, depreciation and amortization expense, adjusted to exclude the effects of impairments, inventory market valuation adjustments, acquisitions and divestitures and certain other charges and credits. See Appendix I for more information on how this metric was calculated for 2025.
Distributable Cash Flow at MPLX per Unit is a non-GAAP performance metric reflecting cash flow available to be paid to MPLX’s common unitholders, derived from MPLX’s consolidated financial statements. “Item 7. Management’s Discussion and Analysis of
Financial Condition and Results of Operations – Non-GAAP Financial Information” included in MPLX’s Annual Report on Form 10-K for the year ended December 31, 2025, provides information about this measure and how it is calculated. DCF per unit was determined by dividing DCF by the average MPLX common unit count, adjusted for preferred unit conversions, during the performance period.
Relative Refining Margin per Barrel by Region measures our Refining EBITDA per barrel of total throughput for the Gulf Coast, Mid-
Con and West Coast regions, as compared to the corresponding regions of our two closest direct peers: Phillips 66 and Valero Energy
Corporation. *Because this metric is rank order based, and the peer group consists of only three companies, there would be no payout for performance at the threshold level.
The Compensation and Organization Development Committee has sole discretion under the 2025 ACB program to adjust financial performance metric levels and/or the payout percentage to recognize instances where, due to unforeseen circumstances, the performance metrics results are not entirely indicative of overall Company results. The Committee made no such adjustments to the 2025 financial performance metric levels or payout percentages.

2026 Proxy Statement	49

Proxy Summary	Corporate Governance	Sustainability at MPC	Audit Matters	Executive Compensation	Board Proposals	Other Information
2025 Non-Financial Performance (20%)
Our non-financial performance measures are based on both qualitative and quantitative factors that provide a comprehensive perspective of our performance. For the 2025 ACB, the Compensation and Organization Development Committee established a broad set of measures tied to safety, environmental stewardship and human capital management. Performance under these measures is evaluated against pre-established criteria using a scorecard approach. When determining performance, the
Committee considers the results and evaluates performance in totality, taking into consideration our overall performance for each measure and any mitigating factors, as well as our historical performance and external reference data. The following table provides the Committee’s assessment of our performance under the non-financial performance measures in 2025.

2025 ANNUAL CASH BONUS - 20% NON-FINANCIAL PERFORMANCE

Non-Financial Performance	Performance Achieved	2025 Assessment

Safety Reinforce our strong safety culture as our number-one priority
•Achieved Process Safety Events (“PSE”) Score of 92, a 16%
improvement over 2024 results; set a six-year low for PSE Tier 1 events
•Detroit, El Paso and Kenai refineries earned the American Fuel &
Petrochemical Manufacturers prestigious Distinguished Safety Award
•Awarded the International Liquid Terminal Association’s (“ILTA”) Platinum
Safety Award, ILTA’s highest honor for outstanding safety performance
•Days Away Rate was minimally above historical performance
•Set a seven-year low for OSHA recordable injury rate
		Above/Well Above Expectations
Environmental Stewardship Reduce GHG intensity and lower our carbon footprint	•Achieved GHG Intensity result of 20.9,* a 2% reduction from 2024 results •Achieved Designated Environmental Incidents result of 45, a 4% improvement compared to 2024 results	Well Above Expectations
Human Capital Management Establish strong leadership succession pipeline through enhanced planning and promotion of employee engagement and development
•Key role succession plan depth was 131% above historical performance
•High employee participation in career development and ongoing learning activities
•On-time completion of training course requirements by employees was aligned to historical performance
		Above Expectations

	TOTAL NON-FINANCIAL PERFORMANCE:	33.00%
Process Safety Events Score takes into account Tier 1 and Tier 2 events, with Tier 1 events multiplied by three to account for their severity, and excludes the performance of any assets acquired during the performance period.
Personal Safety Performance is measured by the Days Away Rate, calculated pursuant to an OSHA formula, and includes work-related injuries that result in a worker being away from work for at least one calendar day.
GHG Intensity measures our continual progress toward our 2030 reduction goal of 30% from 2014 levels and is based on Scope 1 and
Scope 2 GHG emissions divided by the manufacturing inputs processed at our refineries and natural gas processing and fractionation plants.
Designated Environmental Incidents measures environmental performance through tracking Tier 3 and Tier 4 incidents, as well as material spill events, permit limit exceedances, excess emission events, compliance monitoring downtime and enforcement actions, and excludes the performance of any assets acquired during the performance period.
•Our 2025 GHG Intensity result has been internally calculated for purposes of our ACB performance assessment but remains subject to a third-party verification process. See our 2025 Perspectives on Climate-Related Scenarios report on our website for additional information on how we calculate GHG Intensity.
ACB Payouts for 2025
In February 2026, based on its assessment of our financial and non-financial performance shown above, the Compensation and Organization Development Committee certified the overall performance under the 2025 ACB program, as described above, at 143%.
Once it has assessed overall performance, the Compensation and Organization Development Committee has discretion under the 2025 ACB program to increase (by no more than 15%) or decrease payouts to certain of our officers, including our NEOs, based upon the Committee’s assessment of each individual’s performance and contributions; provided, that our CEO’s payout cannot be increased pursuant to this discretion. While the Committee determined that our NEOs’ contributions to the

50	Marathon Petroleum Corporation

Proxy Summary	Corporate Governance	Sustainability at MPC	Audit Matters	Executive Compensation	Board Proposals	Other Information
successful execution in 2025 of our Company strategy and enhancement of shareholder value were significant, it concluded that the high achievement of performance metrics under the 2025 ACB program adequately reflected these contributions and determined to make no individual adjustments.
Taking into consideration MPC’s overall performance, the Compensation and Organization Development Committee’s
evaluation of each NEO’s contributions to that performance, and Ms. Mannen’s recommendations as CEO, the Committee awarded the following amounts to our NEOs under the 2025 ACB program:

Name	2025 Eligible Earnings ($)		Bonus Target as a % of Eligible Earnings	Target Bonus ($)	Final Award as a % of Target	Final Award ($)

Mannen	1,400,000		165	2,310,000	143	3,303,300
Hennigan	1,050,000		165	1,732,500	143	2,477,500
Quaid	840,000		100	840,000	143	1,201,200
Hessling	700,000		90	630,000	143	900,900
Benson	700,000		90	630,000	143	900,900
Aydt	890,000	*	100	890,000	143	1,272,700
*    The Compensation and Organization Development Committee used Mr. Aydt’s base salary immediately prior to his retirement as his eligible earnings for purposes of determining his final award under the 2025 ACB.
Mr. Quaid’s 2025 ACB target percentage opportunity was increased, from 90% to 100% of eligible earnings, to maintain market competitiveness for his role. Target percentage opportunities for our other NEOs remained unchanged from their 2024 ACB target percentages.
2025 Long-Term Incentive Compensation Program
Our LTI compensation program is comprised of MPC PSUs, MPC RSUs and MPLX phantom units. This award mix places a substantial portion of our NEOs’ compensation at-risk and promotes achievement of our long-term business objectives by linking our NEOs’ compensation directly to long-term shareholder value creation and financial results.
2025 Annual LTI Awards
The Compensation and Organization Development Committee approved the following 2025 LTI target award amounts for our
NEOs during its annual compensation review process in early 2025. The Committee generally sets the annual LTI target award mix at 60% MPC PSUs, 20% MPC RSUs and 20% MPLX phantom units. To mitigate the effect of share price volatility, the number of awards granted is determined on the basis of the average closing share price for the trading days in the 30 calendar days immediately prior to the grant date. Thus, these amounts may differ from the accounting values shown in the “2025
Summary Compensation Table” and the “2025 Grants of Plan-Based Awards” table on pages 57 and 59, respectively.

Name	MPC PSUs ($)	MPC RSUs ($)	MPLX Phantom Units ($)	Total 2025 LTI Award ($)

Mannen	7,800,000	2,600,000	2,600,000	13,000,000
Hennigan	5,328,000	1,776,000	1,776,000	8,880,000
Quaid	2,040,000	680,000	680,000	3,400,000
Hessling	1,200,000	400,000	400,000	2,000,000
Benson	1,200,000	400,000	400,000	2,000,000
Aydt	1,200,000	400,000	400,000	2,000,000
Increases to the 2025 LTI target award opportunities for Ms. Mannen, Mr. Quaid and Ms. Benson of 8%, 10% and 11%,
respectively, over their 2024 LTI target awards were made to maintain market competitiveness for each executive’s role.

2026 Proxy Statement	51

Proxy Summary	Corporate Governance	Sustainability at MPC	Audit Matters	Executive Compensation	Board Proposals	Other Information
Mr. Hennigan’s 2025 LTI target award opportunity represents a 40% decrease from his 2024 LTI target award to reflect his departure as CEO and new role as Executive Chairman. Mr. Aydt’s LTI target award opportunity was reduced in light of ongoing discussions around his role and responsibilities. Mr. Aydt retired effective September 2, 2025. Mr. Hessling’s 2025 LTI target award opportunity was unchanged from his 2024 LTI target award.
MPC PSUs
The Compensation and Organization Development Committee awards MPC PSUs to align our NEOs’ long-term compensation interests with our shareholders’ long-term investment interests. Each PSU has a target value equal to the average MPC closing share price for the trading days in the 30 calendar days immediately prior to the grant date. PSUs generally vest in full at the end of the performance period and are settled in cash. The actual payout value is based on MPC’s performance (which can range from 0% to 200%) under each applicable metric multiplied by MPC’s average closing share price for the trading days in the final 30 calendar days of the performance period. To provide greater alignment with shareholders, payout under any metric is capped at 100% when MPC’s PSU TSR is negative for the performance period.

				Performance Percentile/Payout Percentage*
PSU Award	Performance Period	Metric(s)	Weight	Threshold	Target	Maximum
2023 PSUs	January 1, 2023 - December 31, 2025	Relative PSU TSR	100%	30th percentile/ 50% payout	50th percentile/ 100% payout	100th percentile/ 200% payout
2024 PSUs	January 1, 2024 - December 31, 2026	Relative PSU TSR	100%
2025 PSUs	January 1, 2025 - December 31, 2027	Relative PSU TSR	66.7%
		Relative Change in FCF per Share	33.3%
*No payout for performance below threshold. Payout for performance between percentiles is determined using linear interpolation.

Performance Peer Group*
Peer Companies			Peer Indices

BP p.l.c. Chevron Corporation CVR Energy, Inc. Delek US Holdings, Inc.	Exxon Mobil Corporation HF Sinclair Corporation Marathon Petroleum Corporation	PBF Energy Inc. Phillips 66 Valero Energy Corporation	Median of Compensation Reference Group** S&P 500 Index Alerian MLP Index
*The Performance Peer Group for Relative PSU TSR includes both the Peer Companies and the Peer Indices. The Performance Peer
Group for Relative Change in FCF per Share includes the Peer Companies only.
**  Determined by selecting the median company when ranking the applicable year’s Compensation Reference Group by TSR in descending order for the applicable performance period.
Relative PSU TSR measures our three-year total shareholder return relative to the performance peer group. PSU TSR is calculated as follows:

(Ending Stock Price* - Beginning Stock Price*) + Cumulative Cash Dividends	* Calculated as the average of each performance peer’s closing price for the trading days in the 30 calendar days prior to each applicable date.
Beginning Stock Price*
Relative Change in FCF per Share measures our three-year percentage change in free cash flow – net cash provided by operating activities less additions to property, plant and equipment (commonly referred to as capital expenditures) – relative to the performance peer group. Change in FCF per Share for the 2025 PSUs is calculated as follows:

(2025 FCF ÷ 2025 WASO*) + (2026 FCF ÷ 2026 WASO*) + (2027 FCF ÷ 2027 WASO*)	* Weighted Average Shares Outstanding (“WASO”) means the diluted weighted average shares outstanding as reported in each performance peer’s annual report.
(2022 FCF ÷ 2022 WASO*) + (2023 FCF ÷ 2023 WASO*) + (2024 FCF ÷ 2024 WASO*)

52	Marathon Petroleum Corporation

Proxy Summary	Corporate Governance	Sustainability at MPC	Audit Matters	Executive Compensation	Board Proposals	Other Information
2023 PSUs Performance and Payout
In January 2026, the Compensation and Organization Development Committee certified the final performance for the 2023
PSUs as follows:

2023 PSUs	Actual PSU TSR	Position Relative to Peer Group	Performance Percentile	Payout Percentage
January 1, 2023 - December 31, 2025	67.15%	3rd of 13	83.33rd	166.67
Each NEO’s 2023 PSU target award was multiplied by: (i) the Payout Percentage shown in the table above and (ii) MPC’s average closing share price for the trading days in the final 30 calendar days of the performance period, resulting in the following payouts:

Name	MPC 2023 PSU Target Award ($)	MPC 2023 PSU Target Award* (#)	Payout Percentage (%)	Performance- Adjusted PSUs (#)	MPC Average Closing Share Price ($)	Payout ($)

Mannen	2,700,000	21,762	166.67	36,271	177.68	6,444,631
Hennigan	8,040,000	64,802	166.67	108,006	177.68	19,190,506
Quaid	900,000	7,254	166.67	12,091	177.68	2,148,329
Hessling	600,000	4,836	166.67	8,061	177.68	1,432,278
Benson	480,000	3,869	166.67	6,449	177.68	1,145,858
Aydt	1,440,000	11,606	166.67	19,344	177.68	3,437,042
*Calculated as the target award value divided by MPC’s average closing share price ($124.07) for the trading days in the 30 calendar days immediately prior to the grant date (March 1, 2023).
PSUs granted in 2024 and 2025 to our NEOs remain outstanding. See the “2025 Grants of Plan-Based Awards” and
“Outstanding Equity Awards at 2025 Fiscal Year-End” tables on pages 59 and 60, respectively, for additional information about these awards.
MPC RSUs
The Compensation and Organization Development Committee awards MPC RSUs to promote our NEOs’ ownership of our common stock, aid in retention and help our NEOs comply with our stock ownership guidelines. Awards generally vest ratably over three years. See “2025 Grants of Plan-Based Awards” on page 59 for additional information about MPC RSUs granted to our NEOs in 2025.
MPLX Phantom Units
MPLX LP is a diversified, large-cap master limited partnership we formed in 2012 to own and operate midstream energy infrastructure and logistics assets and provide fuels distribution services. We own MPLX’s general partner and approximately
64% (as of December 31, 2025) of MPLX’s outstanding common units. Given our NEOs’ responsibility for managing assets and businesses related to MPLX, the Compensation and Organization Development Committee believes it is appropriate to include MPLX phantom units in our NEOs’ LTI award mix to: (i) strengthen alignment between our NEOs’ compensation interests and the investment interests of MPLX’s unitholders, including MPC, and (ii) help our NEOs comply with MPLX’s unit ownership guidelines. MPLX phantom unit awards were recommended by the Compensation and Organization Development
Committee and granted by an MPLX Board committee composed of the independent directors (the “MPLX Committee”). MPLX phantom unit awards are valued on the basis of the MPLX common unit price, which is different than MPC’s common share price. Awards generally vest ratably over three years. See “2025 Grants of Plan-Based Awards” on page 59 for additional information about MPLX phantom units granted to our NEOs in 2025.

2026 Proxy Statement	53

Proxy Summary	Corporate Governance	Sustainability at MPC	Audit Matters	Executive Compensation	Board Proposals	Other Information
Other Benefits
In addition to the three key compensation elements described above, our NEOs are generally eligible to participate in our market-competitive health and life insurance plans, long-term and short-term disability programs, and retirement and severance programs. We also provide limited perquisites to our NEOs consistent with market-based trends. The Compensation and
Organization Development Committee does not consider any of these additional programs to be material when making compensation decisions for our NEOs.
Retirement Benefits
Retirement benefits provided to our NEOs and our broader employee group are designed to be consistent in value and aligned with benefits offered by the other companies with which we compete for talent. Benefits under our qualified and nonqualified plans are described in more detail in “Post-Employment Benefits for 2025,” beginning on page 63, and “2025 Nonqualified
Deferred Compensation,” beginning on page 66.
Severance Benefits
MPC and MPLX maintain change in control plans designed to: (i) preserve executives’ economic motivation to consider a business combination that might result in job loss and (ii) compete effectively in attracting and retaining executives in an industry that features frequent mergers, acquisitions and divestitures. Our change in control benefits are described further in “Potential Payments Upon Termination or Change in Control,” beginning on page 68.
Limited Perquisites
Our NEOs receive limited perquisites, which are consistent with those offered by companies in our Compensation Reference
Group. Reportable values for these benefits and perquisites, based on the incremental costs to us, are included in the “All
Other Compensation” column of the “2025 Summary Compensation Table” on page 57.
Tax and Financial Planning Services
To offset the expense of obtaining professional tax, estate and financial planning services, we provide each of our senior leaders, including our NEOs, with a $15,000 annual stipend.
Health and Well-Being
Under our enhanced annual physical health program, our senior leaders, including our NEOs, are eligible for a comprehensive physical (generally in the form of a one-day appointment), with procedures similar to those available to all other employees under our health program.
Use of Corporate Aircraft
The primary use of our corporate aircraft is for business purposes. In addition, the Board encourages personal use when practicable of our corporate aircraft for Ms. Mannen, as our Chairman, President and CEO, and previously, Mr. Hennigan, in his former role as our Executive Chairman, in the interest of their safety, security and productivity. Certain other executives may be allowed limited personal use of our corporate aircraft, and occasionally spouses or other guests may accompany our executive officers on corporate aircraft when space is available on business-related flights. All such personal use must be authorized by our CEO. The cost of any such travel that does not meet the Internal Revenue Code standard for business use is imputed as income to the executive officer.
Additionally, we entered into aircraft time sharing agreements with Ms. Mannen and Mr. Hennigan, effective August 14, 2024, pursuant to which either executive may elect to use our corporate aircraft for transportation and personal use from time to time on a time sharing basis. Pursuant to the terms of the agreements, Ms. Mannen and Mr. Hennigan, as applicable, may elect to pay us for her or his personal use of the aircraft. These agreements were approved by the Corporate Governance and
Nominating Committee and are reviewed on an annual basis consistent with our Related Person Transactions Policy described on page 82. Copies of these agreements were filed as exhibits to our quarterly report on Form 10-Q for the quarter ended
September 30, 2024. Mr. Hennigan’s agreement is no longer in effect due to his retirement, effective January 1, 2026.

54	Marathon Petroleum Corporation

Proxy Summary	Corporate Governance	Sustainability at MPC	Audit Matters	Executive Compensation	Board Proposals	Other Information
Safety and Security
Given the significant public profile of Ms. Mannen as our Chairman, President and CEO, and Mr. Hennigan, in his former role as our Executive Chairman, as well as the publicity given to our industry, the Board has authorized certain limited security benefits to each executive, including the maintenance, operation and monitoring of enhanced security systems. These benefits are monitored by the Compensation and Organization Development Committee and are taxable income to Ms. Mannen and
Mr. Hennigan, as applicable. Mr. Hennigan no longer receives these benefits due to his retirement, effective January 1, 2026.
Compensation Governance
Stock Ownership Guidelines
Our stock ownership guidelines align our executive officers’ long-term interests with those of our shareholders. These guidelines require the executive officers in the positions shown below to retain MPC common stock with a value at least equal to a target multiple of their annualized base salary. The targeted multiples vary depending upon the executive’s position and responsibilities.

Position	Multiple of Base Salary
CEO	6x
Executive Chairman	6x
Executive Vice President	4x
Chief Officer	2.5x
All Other Executive Officers	1x
Compliance with these guidelines is reviewed annually by the Compensation and Organization Development Committee.
Shares of MPC common stock owned outright, shares held in the MPC Thrift Plan (401(k)) and RSUs are counted when determining whether an executive has met the required ownership level. Executives have five years following the establishment of, or an increase in, their applicable stock ownership guideline to achieve the applicable target multiple. Any executive who does not achieve the stock ownership guideline within this five-year window must hold all equity we grant (other than shares withheld to cover required tax obligations) until the applicable ownership guideline has been achieved. All NEOs either meet these guidelines or are on track to comply within the applicable five-year period.
Prohibition on Hedging and Pledging
Under our policy on trading of securities, none of our directors, officers (including our continuing NEOs) or select employees designated under the policy may purchase or sell any financial instrument, including but not limited to put or call options, the price of which is affected in whole or in part by changes in the price of our securities, unless such financial instrument was issued by us to such director, officer or covered employee. Further, no director, officer or covered employee may participate in any hedging transaction related to our securities. Under this policy, our directors, officers and covered employees bear the full risk of MPC common stock ownership.
Clawback Policy
Short-term and long-term compensation received by covered officers, including our NEOs, is subject to clawback provisions under the MPC Officer Compensation Clawback Policy. If the Compensation and Organization Development Committee
determines that a forfeiture event has occurred with respect to a covered officer, it may require reimbursement of any portion of such covered officer’s bonus from the ACB program for each performance year during which the misconduct occurred, as well as recoupment of an amount up to the sum of all LTI awards (both time-based and performance-based) granted to, held by, earned by, or settled with respect to, such covered officer in the period during which the misconduct occurred. Forfeiture events include:

2026 Proxy Statement	55

Proxy Summary	Corporate Governance	Sustainability at MPC	Audit Matters	Executive Compensation	Board Proposals	Other Information
•MPC is required to prepare an accounting restatement as a result of misconduct, and the Committee determines that a covered officer: (i) knowingly engaged in misconduct, (ii) was grossly negligent with respect to misconduct or (iii) knowingly failed or was grossly negligent in failing to prevent misconduct;
•The Committee determines that a covered officer engaged in fraud, embezzlement or other similar misconduct materially detrimental to MPC; or
•The Committee determines that a covered officer engaged in intentional misconduct that caused, or might reasonably be expected to cause, reputational harm that results in a material financial impact to MPC.
The Compensation and Organization Development Committee, with the guidance of its independent compensation consultant, regularly evaluates this policy based upon, among other things, regulatory requirements, leading executive compensation governance practices and current market practices, and believes it effectively addresses senior executive conduct, manages risk and protects company and shareholder interests.
The MPC Officer Compensation Clawback Policy additionally contains NYSE-compliant provisions. In the event we are required to prepare an accounting restatement of our financial statements due to material noncompliance with any financial reporting requirement under the federal securities laws, the Compensation and Organization Development Committee will recover the excess incentive-based compensation received by any executive officer, including our NEOs, during the prior three fiscal years that exceeds the amount of incentive-based compensation that the executive officer otherwise would have received had the incentive-based compensation been determined based on the restated financial statements.
The provisions in the MPC Officer Compensation Clawback Policy are in addition to any clawback provisions under Section
304 of the Sarbanes-Oxley Act of 2002. The above summary of the MPC Officer Compensation Clawback Policy is qualified in its entirety by reference to the full text of the policy, which is filed as an exhibit to our Annual Report on Form 10-K for the year ended December 31, 2023.
Compensation Risk Assessment
The Compensation and Organization Development Committee’s independent compensation consultant performs an annual assessment of the risks associated with our compensation programs. In July 2025, the Committee reviewed the most recent assessment, conducted by FW Cook, of our policies and practices for compensating our executive and non-executive employees as they relate to our risk management profile, concluding that our compensation programs do not motivate undue risk and are not reasonably likely to have a material adverse effect on MPC.

Compensation Program Risk-Mitigating Factors

The balance between fixed versus variable compensation, cash versus equity, and short-term versus long-term incentives is appropriate.

Our compensation programs are designed to appropriately mitigate risk:

•Compensation programs are structured, with a market-based maximum earning opportunity.
•Employee wealth creation is determined by sustained, multiyear performance, rather than by a single year.
•Independent directors have discretion in determining payouts under our incentive programs.

Our processes for administering compensation programs are robust and include appropriate levels of oversight, review, approval and governance:

•The Compensation and Organization Development Committee, which is composed entirely of independent directors, oversees and administers our compensation programs.
•The Committee has engaged an independent compensation consultant to provide advice regarding market trends on compensation form, design and amount.

We have adopted tools to help mitigate risk, including:

•Executive officers are required to comply with a rigorous stock ownership policy, and compliance is reviewed annually.
•We maintain an insider trading policy, anti-hedging and pledging policies and a clawback policy.

56	Marathon Petroleum Corporation

Proxy Summary	Corporate Governance	Sustainability at MPC	Audit Matters	Executive Compensation	Board Proposals	Other Information
Compensation Consultant Independence
The Compensation and Organization Development Committee engaged FW Cook as its independent compensation consultant for 2025. While the Committee oversees the consultant’s activities, the consultant does interact with management to gather information and formalize proposals for presentation to the Committee. During 2025, FW Cook did not provide services to our management or us in excess of $120,000 that were not directly related to executive or director compensation matters.
In determining that the advice it receives from its independent compensation consultant is objective and not influenced by the consultant’s working relationship with MPC or the Compensation and Organization Development Committee, the Committee
assessed FW Cook’s independence by considering, among other factors:
•FW Cook’s provision of other services to us;
•The amount of fees we paid FW Cook, as a percentage of FW Cook’s total revenue;
•FW Cook’s policies and procedures that are designed to prevent conflicts of interest;
•Any business or personal relationship of any FW Cook consulting team member with any member of our Board or the
Compensation and Organization Development Committee;
•Any MPC stock owned by FW Cook or any consulting team member (or their immediate family members); and
•Any business or personal relationship of any FW Cook employee with any of our executive officers.
The Compensation and Organization Development Committee has considered and assessed all relevant factors, including those required by the SEC, that could give rise to a potential conflict of interest and determined that its engagement of FW
Cook as its independent compensation consultant for 2025 did not raise any conflicts of interest.
Tax Policy
Section 162(m) of the Internal Revenue Code of 1986 generally disallows a tax deduction to a public corporation for compensation over $1 million paid in any fiscal year to “covered employees,” including our NEOs. The Compensation and
Organization Development Committee has authorized, and expects in the future to authorize, compensation that will not be deductible under Section 162(m) when it believes doing so serves the best interests of the Company. The Committee intends to maintain its commitment to structuring our executive compensation program in a manner that aligns pay with performance.
Compensation Committee Interlocks and Insider Participation
Messrs. Galante, Alkhayyal, Bunch, Campbell and Semple, and Mses. Paterson and Rucker, served on our Compensation and
Organization Development Committee during all or portions of 2025. The Board determined that each member qualified as independent during the period of his or her service. No member of the Committee in 2025 was at any time during 2025 our officer or employee or had any relationship with us requiring disclosure under Item 404 of Exchange Act Regulation S-K.
During 2025, none of our executive officers served as a member on the board of directors or compensation committee of any other entity that has an executive officer serving as a member of our Compensation and Organization Development Committee
or Board of Directors.
Compensation and Organization Development Committee Report
The Compensation and Organization Development Committee has

Compensation and Organization Development Committee
Kim K.W. Rucker, Chair Abdulaziz F. Alkhayyal Jeffrey C. Campbell	Eileen P. Paterson Frank M. Semple
reviewed and discussed the Compensation Discussion and Analysis for
2025 with management and, based on such review and discussions, recommended to the Board that the Compensation Discussion and
Analysis be included in this Proxy Statement and incorporated by reference into the Annual Report on Form 10-K for the year ended
December 31, 2025.

2026 Proxy Statement	57

Proxy Summary	Corporate Governance	Sustainability at MPC	Audit Matters	Executive Compensation	Board Proposals	Other Information
Executive Compensation Tables
2025 Summary Compensation Table
The following table provides information regarding compensation for our 2025 NEOs for the years shown.

Name and Principal Position	Year	Salary ($)	Stock Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Maryann T. Mannen President and CEO	2025	1,400,000	13,391,322	3,303,300	467,458	454,181	19,016,261
	2024	1,196,312	9,196,582	3,380,500	295,011	320,412	14,388,817
	2023	987,808	5,440,600	1,786,200	258,509	210,861	8,683,978
Michael J. Hennigan Executive Chairman	2025	1,050,000	9,147,232	2,477,500	680,357	752,410	14,107,499
	2024	1,457,377	17,084,462	3,759,500	799,469	654,345	23,755,153
	2023	1,737,809	16,200,864	4,688,700	741,763	685,356	24,054,492
John J. Quaid Executive Vice President and CFO	2025	830,027	3,502,395	1,201,200	243,560	158,059	5,935,241
	2024	800,000	3,578,607	1,125,600	170,296	135,135	5,809,638
Rick D. Hessling Chief Commercial Officer	2025	693,767	2,060,167	900,900	316,905	139,113	4,110,852
	2024	675,000	2,308,741	949,800	180,608	111,177	4,225,326
Molly R. Benson Chief Legal Officer and Corporate Secretary	2025	687,534	2,060,167	900,900	280,019	132,673	4,061,293
	2024	650,000	2,077,884	914,600	167,578	101,554	3,911,616
Timothy J. Aydt Former Executive Vice President Refining	2025	890,000	2,060,167	1,272,700	231,576	1,028,534	5,482,977
	2024	879,180	3,462,987	1,391,400	331,938	182,385	6,247,890
	2023	834,027	2,901,619	1,372,100	—	162,910	5,270,656
Salary shows the actual amount earned during the year. See page 47 in the CD&A for additional information on base salaries for 2025, including the effective dates of any midyear base salary adjustments.
Stock Awards reflect the aggregate grant date fair value of LTI awarded for the year indicated, calculated in accordance with
Financial Accounting Standards Board Accounting Standards Codification 718, Compensation—Stock Compensation (“FASB
ASC Topic 718”). The Compensation and Organization Development Committee awards LTI to our NEOs based on intended target values, which reflect established compensation valuation methodologies that differ in some respects from the FASB
ASC Topic 718 methodologies; thus, the amounts shown in this table may differ from the intended target award values. See
“2025 Long-Term Incentive Compensation Program—2025 Annual LTI Awards” beginning on page 50 for additional information about the intended target values for the 2025 LTI awards to our NEOs. For assumptions used to determine the values of LTI awards as shown in this table, see the "Grant Date Fair Value” note accompanying the “2025 Grants of Plan-Based Awards”
table on page 59, Note 25 to our financial statements included in our Annual Report on Form 10-K for the year ended
December 31, 2025, and Note 2 to MPLX’s financial statements included in its Annual Report on Form 10-K for the year ended
December 31, 2025.
PSUs are included in this column at their target value because target was determined to be the probable outcome for the applicable performance period at the time of grant of each award, consistent with the accounting treatment under GAAP. The maximum grant date value of the PSUs granted in 2025, assuming the highest level of performance achieved, is: Ms. Mannen,
$16,393,698; Mr. Hennigan, $11,198,065; Mr. Quaid, $4,287,543; Mr. Hessling, $2,522,009; Ms. Benson, $2,522,009; Mr. Aydt,
$2,522,009.

58	Marathon Petroleum Corporation

Proxy Summary	Corporate Governance	Sustainability at MPC	Audit Matters	Executive Compensation	Board Proposals	Other Information
Non-Equity Incentive Plan Compensation reflects the total ACB award earned for the year indicated, paid the following year.
See “2025 Annual Cash Bonus Program” beginning on page 47 for additional information on payouts under this program for
2025.
See “2025 Target Compensation Mix” on page 46 for additional information about the amount of salary and incentive compensation awarded to our NEOs in proportion to their total compensation.
Change in Pension Value and Nonqualified Deferred Compensation Earnings reflects the annual change in actuarial present value of accumulated benefits under our Retirement Plan and Excess Benefit Plan. See “Post-Employment Benefits
for 2025” beginning on page 63 for more information about our defined benefit plans and the assumptions used to calculate these amounts. No deferred compensation earnings are reported as our nonqualified deferred compensation plans do not provide above-market or preferential earnings.
All Other Compensation aggregates our contributions to defined contribution plans and the limited perquisites we offer to our
NEOs, which are described in more detail under “Other Benefits” beginning on page 53.

Name	Personal Use of Corporate Aircraft ($)	Company Physicals ($)	Tax and Financial Planning ($)	Security ($)	Company Contributions to Defined Contribution Plans ($)	Other ($)	Total All Other Compensation ($)

Mannen	90,535	4,907	15,000	934	335,591	7,214	454,181
Hennigan	146,646	4,907	15,000	—	337,627	248,230	752,410
Quaid	—	4,907	15,000	—	137,218	934	158,059
Hessling	—	4,907	15,000	—	115,337	3,869	139,113
Benson	—	4,907	15,000	—	112,386	380	132,673
Aydt	—	4,907	15,000	—	141,411	867,216	1,028,534
“Personal Use of Corporate Aircraft” reflects our aggregate incremental cost of personal use of corporate aircraft by our NEOs, their spouses or other guests for 2025. We determine the incremental cost for personal use of our corporate aircraft based on the variable costs to operate the aircraft, including incremental aircraft fleet maintenance, but excluding fixed costs that do not change based on usage, such as pilot compensation and the purchase and lease of aircraft. We believe this method provides a reasonable estimate of our incremental cost. No income tax assistance or gross-ups are provided for personal use of corporate aircraft. See “Other Benefits” beginning on page 53 for additional information regarding personal use of corporate aircraft by our NEOs.
“Company Contributions to Defined Contribution Plans” reflects our contributions under our tax-qualified retirement plans and related nonqualified deferred compensation plans. See “Post-Employment Benefits for 2025” beginning on page 63 and “2025
Nonqualified Deferred Compensation” beginning on page 66 for additional information.
“Other” reflects our aggregate incremental cost for: (i) Company-sponsored activities at off-site Board meetings, (ii) for Ms.
Mannen and Messrs. Hennigan, Aydt and Hessling, attendance by their respective spouses at selected business events where appropriate due to the nature of the event and the participant mix and (iii) the provision of certain digital protection services.
Other for Mr. Hennigan also includes $242,309 for his vested but unused vacation benefit paid upon his retirement effective
January 1, 2026. Other for Mr. Aydt also includes: (i) $183,133 for his vested but unused vacation benefit paid upon his retirement effective September 2, 2025, and (ii) $680,000 pursuant to a Consulting Agreement. We and Mr. Aydt entered into the Consulting Agreement, effective following his retirement, under which Mr. Aydt supported the transition of his executive role and related activities as an independent contractor through December 31, 2025. Pursuant to the terms of the agreement, we paid Mr. Aydt monthly consulting fees equal to $170,000 and reasonable expense reimbursement for his services. A copy of this agreement was filed as an exhibit to our quarterly report on Form 10-Q for the quarter ended September 30, 2025.

2026 Proxy Statement	59

Proxy Summary	Corporate Governance	Sustainability at MPC	Audit Matters	Executive Compensation	Board Proposals	Other Information
2025 Grants of Plan-Based Awards
The following table provides information regarding all MPC and MPLX plan-based awards, including cash-based incentive awards and equity-based awards, granted to our NEOs in 2025.

			Estimated Possible Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock and Option Awards ($)
Name	Type of Award	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)

Mannen	ACB		—	2,310,000	4,620,000
	RSUs	3/1/2025							17,048	2,560,269
	PSUs	3/1/2025				25,572	51,144	102,288		8,196,849
	MPLX Phantom Units	3/1/2025							48,863	2,634,204	*
Hennigan	ACB		—	1,732,500	3,465,000
	RSUs	3/1/2025							11,645	1,748,846
	PSUs	3/1/2025				17,468	34,935	69,870		5,599,032
	MPLX Phantom Units	3/1/2025							33,377	1,799,354	*
Quaid	ACB		—	840,000	1,680,000
	RSUs	3/1/2025							4,459	669,653
	PSUs	3/1/2025				6,688	13,376	26,752		2,143,772
	MPLX Phantom Units	3/1/2025							12,780	688,970	*
Hessling	ACB		—	630,000	1,260,000
	RSUs	3/1/2025							2,623	393,922
	PSUs	3/1/2025				3,934	7,868	15,736		1,261,004
	MPLX Phantom Units	3/1/2025							7,517	405,241	*
Benson	ACB		—	630,000	1,260,000
	RSUs	3/1/2025							2,623	393,922
	PSUs	3/1/2025				3,934	7,868	15,736		1,261,004
	MPLX Phantom Units	3/1/2025							7,517	405,241	*
Aydt	ACB		—	890,000	1,780,000
	RSUs	3/1/2025							2,623	393,922
	PSUs	3/1/2025				3,934	7,868	15,736		1,261,004
	MPLX Phantom Units	3/1/2025							7,517	405,241	*
*MPLX phantom units are granted under the 2018 MPLX Incentive Compensation Plan and valued on the basis of MPLX’s common unit price.
Approval Dates. The MPC RSUs and PSUs granted on March 1, 2025 were approved by the Compensation and Organization
Development Committee on January 23, 2025. The MPLX phantom units granted on March 1, 2025 were approved by the
MPLX Committee on January 23, 2025.
MPC RSUs generally vest in equal installments on the first, second and third anniversaries of the grant date and are settled in
MPC common stock. Unvested RSUs accrue dividend equivalents, which are paid on the scheduled vesting dates. Holders of unvested RSUs do not have voting rights.
MPC PSUs generally vest following a 36-month performance period and are settled 100% in cash. Unvested PSUs do not accrue dividends or dividend equivalents and do not have voting rights. The target PSUs shown reflect the target dollar value of each award divided by the MPC common stock 30-day average closing price prior to the grant date. The threshold, which is the minimum possible payout, is met when the relative PSU TSR percentile achieved is 30th, resulting in a payout percentage of 50%. Performance below this threshold would result in no payout. The maximum payout percentage is 200% of target. For additional information on MPC PSUs, see “2025 Long-Term Incentive Compensation Program—MPC PSUs” on page 51.

60	Marathon Petroleum Corporation

Proxy Summary	Corporate Governance	Sustainability at MPC	Audit Matters	Executive Compensation	Board Proposals	Other Information
MPLX Phantom Units generally vest in equal installments on the first, second and third anniversaries of the grant date and are settled in MPLX common units. Distribution equivalents accrue on the phantom unit awards and are paid on the scheduled vesting dates. Holders of unvested phantom units do not have voting rights.
Grant Date Fair Value reflects the total grant date fair value of each equity award calculated in accordance with FASB ASC
Topic 718. The MPC RSU value is based on the MPC common stock closing price ($150.18) on the grant date (or the prior business day if the grant date did not fall on a business day). The MPC PSU value is $160.27 per unit, using a Monte Carlo valuation model. The MPLX phantom unit value is based on the MPLX common unit closing price ($53.91) on the grant date
(or the prior business day if the grant date did not fall on a business day).
Outstanding Equity Awards at 2025 Fiscal Year-End
The following table provides information regarding the outstanding equity awards held by our NEOs as of December 31, 2025.

	Option Awards						Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date		Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)		Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

Mannen		—	—			MPC	28,031		4,558,682		79,302	25,793,768
		—	—			MPLX	74,819	*	3,993,090	*	—	—
Hennigan		—	—			MPC	29,316		4,767,661		87,554	28,477,814
		—	—			MPLX	105,943	*	5,654,178	*	—	—
Quaid		—	—			MPC	7,715		1,254,690		24,398	7,935,694
		—	—			MPLX	26,391	*	1,408,488	*	—	—
Hessling		—	—			MPC	4,563		742,081		14,979	4,872,070
		—	—			MPLX	15,749	*	840,524	*	—	—
Benson	3/1/2020	17,196	—	47.73	3/1/2030	MPC	4,292		698,008		14,268	4,640,810
		—	—			MPLX	14,663	*	782,564	*	—	—
Aydt		—	—			MPC	6,036		981,635		18,534	6,028,369
		—	—			MPLX	21,622	*	1,153,966	*	—	—
*MPLX phantom units are granted under the 2018 MPLX Incentive Compensation Plan and valued on the basis of MPLX’s common unit price.
Stock Options generally vest in equal installments on the first, second and third anniversaries of the grant date and expire ten years after the grant date. The exercise price is generally equal to the closing price of MPC’s common stock on the grant date
(or the prior business day if the grant date did not fall on a business day). Option holders do not have voting rights or receive dividends on the underlying stock. No stock options have been granted to any NEO since 2020.
Number of Shares or Units of Stock That Have Not Vested reflects the number of unvested MPC RSUs and MPLX phantom units held on December 31, 2025. MPC RSUs and MPLX phantom units generally vest in equal installments on the first, second and third anniversaries of the grant date.

2026 Proxy Statement	61

Proxy Summary	Corporate Governance	Sustainability at MPC	Audit Matters	Executive Compensation	Board Proposals	Other Information

	MPC RSUs			MPLX Phantom Units
Name	Grant Date	Number of RSUs That Have Not Vested (#)	Vesting Date	Grant Date	Number of Phantom Units That Have Not Vested (#)	Vesting Date

Mannen	3/1/2023	2,418	3/1/2026	3/1/2023	8,658	3/1/2026
	3/1/2024	3,951	3/1/2026, 3/1/2027	3/1/2024	17,298	3/1/2026, 3/1/2027
	8/1/2024	4,614	8/1/2026, 8/1/2027	3/1/2025	48,863	3/1/2026, 3/1/2027, 3/1/2028
	3/1/2025	17,048	3/1/2026, 3/1/2027, 3/1/2028		74,819
		28,031
Hennigan	3/1/2023	6,911	3/1/2026	3/1/2023	24,746	3/1/2026
	3/1/2024	11,226	3/1/2026, 3/1/2027	3/1/2024	49,155	3/1/2026, 3/1/2027
	3/1/2025	11,179	3/1/2026, 3/1/2027, 3/1/2028	3/1/2025	32,042	3/1/2026, 3/1/2027, 3/1/2028
		29,316			105,943
Quaid	3/1/2023	806	3/1/2026	3/1/2023	2,886	3/1/2026
	3/1/2024	2,450	3/1/2026, 3/1/2027	3/1/2024	10,725	3/1/2026, 3/1/2027
	3/1/2025	4,459	3/1/2026, 3/1/2027, 3/1/2028	3/1/2025	12,780	3/1/2026, 3/1/2027, 3/1/2028
		7,715			26,391
Hessling	3/1/2023	517	3/1/2026	3/1/2023	1,852	3/1/2026
	3/1/2024	1,521	3/1/2026, 3/1/2027	3/1/2024	6,661	3/1/2026, 3/1/2027
	3/1/2025	2,525	3/1/2026, 3/1/2027, 3/1/2028	3/1/2025	7,236	3/1/2026, 3/1/2027, 3/1/2028
		4,563			15,749
Benson	3/1/2023	412	3/1/2026	3/1/2023	1,478	3/1/2026
	3/1/2024	1,364	3/1/2026, 3/1/2027	3/1/2024	5,974	3/1/2026, 3/1/2027
	3/1/2025	2,516	3/1/2026, 3/1/2027, 3/1/2028	3/1/2025	7,211	3/1/2026, 3/1/2027, 3/1/2028
		4,292			14,663
Aydt	3/1/2023	1,238	3/1/2026	3/1/2023	4,430	3/1/2026
	3/1/2024	2,273	3/1/2026, 3/1/2027	3/1/2024	9,956	3/1/2026, 3/1/2027
	3/1/2025	2,525	3/1/2026, 3/1/2027, 3/1/2028	3/1/2025	7,236	3/1/2026, 3/1/2027, 3/1/2028
		6,036			21,622
Market Value of Shares or Units of Stock That Have Not Vested reflects the aggregate value of all unvested MPC RSUs and MPLX phantom units held on December 31, 2025, using the MPC closing common stock price ($162.63) and the MPLX closing common unit price ($53.37) on December 31, 2025, the last trading day of the year.
Equity Incentive Plan Awards That Have Not Vested reflects the number of unvested MPC PSUs held on December 31,
2025. PSUs generally vest following a 36-month performance period.

Name	Grant Date	Number of PSUs That Have Not Vested (#)	Performance Period	Name	Grant Date	Number of PSUs That Have Not Vested (#)	Performance Period

Mannen	3/1/2024	17,777	1/1/2024 - 12/31/2026	Hessling	3/1/2024	7,111	1/1/2024 - 12/31/2026
	8/1/2024	10,381	1/1/2024 - 12/31/2026		3/1/2025	7,868	1/1/2025 - 12/31/2027
	3/1/2025	51,144	1/1/2025 - 12/31/2027			14,979
		79,302
Hennigan	3/1/2024	52,619	1/1/2024 - 12/31/2026	Benson	3/1/2024	6,400	1/1/2024 - 12/31/2026
	3/1/2025	34,935	1/1/2025 - 12/31/2027		3/1/2025	7,868	1/1/2025 - 12/31/2027
		87,554				14,268
Quaid	3/1/2024	11,022	1/1/2024 - 12/31/2026	Aydt	3/1/2024	10,666	1/1/2024 - 12/31/2026
	3/1/2025	13,376	1/1/2025 - 12/31/2027		3/1/2025	7,868	1/1/2025 - 12/31/2027
		24,398				18,534

62	Marathon Petroleum Corporation

Proxy Summary	Corporate Governance	Sustainability at MPC	Audit Matters	Executive Compensation	Board Proposals	Other Information
Market Value of Equity Incentive Plan Awards That Have Not Vested reflects the aggregate value of all unvested MPC
PSUs held on December 31, 2025, calculated using the MPC closing stock price ($162.63) on December 31, 2025, the last trading day of the year, and an assumed payout of 200% per unit, which is the next higher performance achievement that exceeds the performance for these awards measured as of December 31, 2025.
Nonforfeitability of Certain Awards. As of December 31, 2025, each of Messrs. Hennigan and Hessling, and Ms. Benson, is eligible for an Approved Separation, under which their outstanding MPC RSUs, MPC PSUs and MPLX phantom units would become nonforfeitable should they resign under certain conditions, as further discussed under “Potential Payments
Upon Termination or Change in Control—Voluntary Termination—Approved Separation” on page 68.
When certain awards become nonforfeitable, applicable taxes are immediately due. So that the participants do not have an out-of-pocket expense for these awards that have not yet distributed, the award is instead reduced to cover the tax obligation.
These awards continue to be reflected in the tables above as they remain subject to distribution on their original vesting dates;
however, the portions used to pay any associated taxes have been excluded from these tables and are instead included in the
“Option Exercises and Stock Vested in 2025” table below.
Option Exercises and Stock Vested in 2025
The following table provides information regarding MPC stock options exercised by our NEOs in 2025, as well as MPC RSUs and MPLX phantom units vested in 2025.

		Option Awards		Stock Awards
Name		Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares/Units Acquired on Vesting (#)		Value Realized on Vesting ($)

Mannen	MPC	—	—	10,229		1,561,467
	MPLX	—	—	25,666	*	1,394,690	*
Hennigan	MPC	—	—	23,110		3,452,599
	MPLX	—	—	74,629	*	4,056,021	*
Quaid	MPC	—	—	3,235		480,883
	MPLX	—	—	11,103	*	603,337	*
Hessling	MPC	—	—	2,263		340,033
	MPLX	—	—	7,566	*	411,280	*
Benson	MPC	10,879	1,091,381	1,780		268,569
	MPLX	—	—	6,140	*	333,804	*
Aydt	MPC	—	—	3,627		542,791
	MPLX	—	—	12,427	*	675,426	*
*MPLX phantom units are granted under the 2018 MPLX Incentive Compensation Plan and valued on the basis of MPLX’s common unit price.
Option Awards: Value Realized on Exercise reflects the actual pre-tax gain realized by our NEOs upon exercise of stock options, which is the fair market value of the shares at exercise less the per share grant price. We have not granted stock options to our NEOs since 2020.
Stock Awards: Number of Shares/Units Acquired on Vesting includes the following numbers of shares/units used to pay the taxes associated with the vesting of certain awards held by the NEOs as discussed further under “Outstanding Equity
Awards at 2025 Fiscal Year-End”: Mr. Hennigan, 466 MPC RSUs, 1,335 MPLX phantom units; Mr. Hessling, 98 MPC RSUs,
281 MPLX phantom units; Ms. Benson, 107 MPC RSUs, 306 MPLX phantom units; Mr. Aydt, 98 MPC RSUs, 281 MPLX phantom units.
Stock Awards: Value Realized on Vesting reflects the fair market value of the shares/units on the vesting date.

2026 Proxy Statement	63

Proxy Summary	Corporate Governance	Sustainability at MPC	Audit Matters	Executive Compensation	Board Proposals	Other Information
Post-Employment Benefits for 2025
2025 Pension Benefits
The following table reflects the actuarial present value of accumulated benefits payable to each NEO under the Retirement
Plan (defined below) and the defined benefit portion of the Excess Benefit Plan (defined below) as of December 31, 2025.
These values have been determined using actuarial assumptions consistent with those used in our financial statements.

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)

Mannen	Retirement Plan	5.00	158,088	—
	Excess Benefit Plan	5.00	1,169,614	—
Hennigan	Retirement Plan	8.58	302,966	—
	Excess Benefit Plan	8.58	3,929,065	—
Quaid	Retirement Plan	11.58	330,197	—
	Excess Benefit Plan	11.58	945,132	—
Hessling	Retirement Plan	35.58	1,575,956	—
	Excess Benefit Plan	35.58	957,272	—
Benson	Retirement Plan	27.67	1,165,312	—
	Excess Benefit Plan	27.67	822,789	—
Aydt	Retirement Plan	40.25	637,083	—
	Excess Benefit Plan	40.25	1,921,874	36,346
Number of Years Credited Service shows the number of years the NEO has participated in each plan. Plan participation service used to calculate each participant’s benefit under the Retirement Plan legacy benefit formula (applicable only to
Messrs. Hessling and Aydt, and Ms. Benson) was frozen as of December 31, 2009.
Present Value of Accumulated Benefit for the legacy benefits under the Retirement Plan was calculated assuming an 85%
lump sum election rate with a lump sum interest rate between 0.75% and 2.50% (based on anticipated year of retirement) and the RP-2000 mortality table, and a 15% annuity election rate with a discount rate of 5.50% and the Pri-2012 mortality table with generational mortality improvements in accordance with Scale MP-2021, both calculated assuming retirement at age 62 (or current age, if later). See "Tax-Qualified Defined Benefit Retirement Plan" below for more detail on the legacy benefit formula.
The present value of accumulated benefits for the cash balance benefits under the Retirement Plan was calculated assuming retirement at age 62 (or current age, if later), a discount rate of 5.50%, a cash balance interest credit rating of 4.19% in 2025,
4.75% in 2026 and 4.84% in 2027 and beyond, and the Pri-2012 mortality table with generational mortality improvements in accordance with Scale MP-2021. See "Tax-Qualified Defined Benefit Retirement Plan" below for more detail on the cash balance benefit formula.
Tax-Qualified Defined Benefit Retirement Plan
Our employees, including our NEOs, participate in the Marathon Petroleum Retirement Plan (“Retirement Plan”), a tax-qualified defined benefit retirement plan primarily designed to provide participants with income after retirement.  The Retirement Plan is sponsored by Marathon Petroleum Company LP (“MPC LP”), our indirect wholly owned subsidiary. Participants in the plan become fully vested upon completing three years of vesting service. Normal retirement age under the plan is 65. The plan has both a “legacy” retirement benefit and a “cash balance” retirement benefit.

64	Marathon Petroleum Corporation

Proxy Summary	Corporate Governance	Sustainability at MPC	Audit Matters	Executive Compensation	Board Proposals	Other Information
Legacy Benefit
Prior to 2010, the monthly benefit was determined under the following legacy benefit formula:

Legacy Monthly Benefit = [(1.6% x Monthly Final Average Pay) – (1.33% x Monthly Estimated Primary Social Security Benefit)] x Years of Participation
This formula was amended effective January 1, 2010, to cease future accruals of additional participation years and, as applied to eligible NEOs, cease further compensation updates. No more than 37.5 participation years may be recognized under the formula. Eligible earnings include, but are not limited to, pay for hours worked, pay for allowed hours, military leave allowance, commissions, bonuses and elective deferrals to the Thrift Plan (defined below). Age continues to be updated under the formula.
Under the legacy retirement benefit, a vested participant who is at least age 62 may retire prior to age 65 and receive an unreduced benefit. Participants are eligible for early retirement upon reaching age 50 and completing 10 years of vesting service. If a participant retires between the ages of 50 and 62 with sufficient vesting service, the amount of benefit under the legacy benefit formula is reduced by 3% for each full year between the retirement date and the participant’s 62nd birthday. Mr.
Hessling and Ms. Benson each have legacy retirement benefits under the plan that remain subject to reduction as neither executive has reached age 62.
The plan was amended effective August 31, 2022, to allow an active participant who has attained age 59.5 to elect to take an in-service distribution of their legacy retirement benefit on or after December 1, 2022. Mr. Aydt made such an election in 2022 with regard to his legacy retirement benefit, and the distribution was made in 2023. As of December 31, 2025, Ms. Benson was the only NEO eligible to elect an in-service distribution.
Cash Balance Benefit
Starting in 2010, benefit accruals are determined under the following cash balance formula:

Cash Balance Annual Benefit = (Annual Compensation x Pay Credit Percentage) + (Account Balance x Interest Credit Rate)
Participants receive pay credit percentages based on the sum of their age and cash balance service: participants with fewer than 50 points receive pay credits equal to 7% of compensation; participants with 50-69 points receive pay credits equal to 9%
of compensation; and participants with 70 or more points receive pay credits equal to 11% of compensation. For 2025, Messrs.
Hennigan, Hessling and Aydt, and Ms. Benson, received pay credits equal to 11% of compensation, and Ms. Mannen and Mr.
Quaid received pay credits equal to 9% of compensation.
Annual compensation is limited to $350,000 for 2025 and generally includes wages and salary for time worked, with certain exclusions. Under the cash balance retirement benefit, a vested participant may retire at any age prior to 65 and receive an unreduced benefit. Each NEO has a vested cash balance retirement benefit under the plan that is not subject to reduction upon retirement.
Excess Benefit Plan (Defined Benefit Portion)
The Marathon Petroleum Excess Benefit Plan (“Excess Benefit Plan”), sponsored by MPC LP, is an unfunded nonqualified deferred compensation plan maintained for the benefit of a select group of management or highly compensated employees, including our NEOs. This plan generally provides benefits that participants would have otherwise received under the tax-
qualified Retirement Plan were it not for Internal Revenue Code limitations. For our NEOs, eligible earnings under the plan include the compensation items shown above for the Retirement Plan, but without regard to any Internal Revenue Code limit, as well as any salary and bonus amounts deferred by the NEO under the Executive Deferred Compensation Plan (defined below).

2026 Proxy Statement	65

Proxy Summary	Corporate Governance	Sustainability at MPC	Audit Matters	Executive Compensation	Board Proposals	Other Information
With respect to Messrs. Hessling and Aydt, and Ms. Benson, who have frozen legacy-type benefits under the plan, eligible earnings for the legacy-type portion were determined using each NEO’s highest consecutive 36-month compensation
(exclusive of bonuses) and three highest bonuses earned over the 10-year period up to December 31, 2012. Notwithstanding his taking an in-service distribution of his legacy retirement benefit under the Retirement Plan in 2023, Mr. Aydt is deemed to continue to have a legacy-type benefit under the Retirement Plan for purposes of the Excess Benefit Plan. None of the other
NEOs have a legacy-type benefit under the Excess Benefit Plan.
The Excess Benefit Plan permits the Compensation and Organization Development Committee, on a discretionary basis, to extend a lump sum retirement benefit supplement to individual officers of MPC who have a frozen legacy-type benefit under the plan to offset the age-related erosion (if any) of the frozen legacy-type benefit from age 62 until such officer’s actual retirement date or date of death. An officer must be vested under the Retirement Plan to qualify for this benefit supplement.
Messrs. Hessling and Aydt, and Ms. Benson, have frozen legacy-type benefits under the plan; however, the Committee has not extended eligibility for this benefit to any of them at this time.
Tax-Qualified Defined Contribution Retirement Plan
The Marathon Petroleum Thrift Plan (“Thrift Plan”), sponsored by MPC LP, is a tax-qualified defined contribution retirement plan. In general, all of our employees, including our NEOs, are immediately eligible to participate in the plan. The purpose of the plan is to assist employees in maintaining a steady program of savings to supplement their retirement income and to meet other financial needs.
The Thrift Plan allows eligible employees, such as our NEOs, to make elective deferral contributions to their plan accounts on a pre-tax, after-tax or “Roth” basis from 1% to a maximum of 75% of their plan-considered gross pay, with such gross pay limited to the applicable Internal Revenue Code annual compensation limit ($350,000 for 2025). Eligible employees who are
“highly compensated employees” as determined under the Internal Revenue Code, such as our NEOs, may make after-tax contributions to their plan accounts from only 1% to 6% of their plan-considered gross pay limited to the applicable Internal
Revenue Code annual compensation limit ($350,000 for 2025). Employer matching contributions are made on such elective deferrals and after-tax contributions at a rate of 117% up to a maximum of 6% of an employee’s plan-considered gross pay.
All employee elective deferrals and after-tax contributions, and all employer matching contributions made, are fully vested.

66	Marathon Petroleum Corporation

Proxy Summary	Corporate Governance	Sustainability at MPC	Audit Matters	Executive Compensation	Board Proposals	Other Information
2025 Nonqualified Deferred Compensation
The following table provides information regarding our nonqualified savings and deferred compensation plans.

Name	Plan	Executive Contributions in Last Fiscal Year ($)	Company Contributions in Last Fiscal Year ($)	Aggregate Earnings in Last Fiscal Year ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year-End ($)

Mannen	Deferred Compensation Plan	—	—	6,631	—	47,537
	Executive Deferred Compensation Plan	—	311,021	141,882	—	1,011,433
Hennigan	Deferred Compensation Plan	—	—	856,755	—	7,234,883
	Executive Deferred Compensation Plan	—	313,057	386,472	—	2,403,333
	MPC 2021 Incentive Compensation Plan	—	—	121,096	160,460	167,380
	MPLX LP 2018 Incentive Compensation Plan	—	—	461,500	498,088	664,149
Quaid	Deferred Compensation Plan	—	—	121,519	—	651,176
	Executive Deferred Compensation Plan	—	112,648	95,019	—	536,033
Hessling	Excess Benefit Plan	—	—	1,923	—	89,697
	Deferred Compensation Plan	—	—	30,477	—	204,397
	Executive Deferred Compensation Plan	—	90,767	113,662	—	623,223
	MPC 2021 Incentive Compensation Plan	—	—	16,969	14,579	21,570
	MPLX LP 2018 Incentive Compensation Plan	—	—	63,032	46,240	83,863
Benson	Excess Benefit Plan	—	—	540	—	25,172
	Deferred Compensation Plan	—	—	38,897	—	300,973
	Executive Deferred Compensation Plan	—	87,816	109,246	—	601,048
	MPC 2021 Incentive Compensation Plan	—	—	15,544	10,766	19,566
	MPLX LP 2018 Incentive Compensation Plan	—	—	57,458	35,307	75,565
Aydt	Excess Benefit Plan	—	—	4,108	(580)	191,123
	Deferred Compensation Plan	—	—	24,638	—	185,412
	Executive Deferred Compensation Plan	—	116,841	84,381	—	597,453
	MPC 2021 Incentive Compensation Plan	—	—	23,704	23,130	33,106
	MPLX LP 2018 Incentive Compensation Plan	—	—	90,857	76,124	131,017
Executive Contributions are also included in the “Salary” and “Non-Equity Incentive Plan Compensation” columns of the
“2025 Summary Compensation Table” on page 57.
Company Contributions are also included in the “All Other Compensation” column of the “2025 Summary Compensation
Table” on page 57.
Aggregate Earnings for long-term incentive and incentive compensation plans include accrued dividends/dividend equivalents and distribution equivalents on nonforfeitable MPC RSUs and MPLX phantom unit awards.
Aggregate Withdrawals/Distributions represent the payment of dividends/dividend equivalents and distribution equivalents accrued on nonforfeitable awards.
Aggregate Balance at Last Fiscal Year-End. Of the amounts shown in this column, the following amounts have been reported in our Summary Compensation Table for previous years:

	Mannen	Hennigan	Quaid	Hessling	Benson	Aydt
Deferred Compensation Plan	39,582	2,574,630	—	—	—	—
Executive Deferred Compensation Plan	507,156	1,485,491	89,626	62,418	57,124	313,991

2026 Proxy Statement	67

Proxy Summary	Corporate Governance	Sustainability at MPC	Audit Matters	Executive Compensation	Board Proposals	Other Information
Excess Benefit Plan (Defined Contribution Portion)
The Excess Benefit Plan is an unfunded, nonqualified deferred compensation plan maintained for the benefit of a select group of management or highly compensated employees. Participants receive employer matching contributions equal to the amount they would have otherwise received under the tax-qualified Thrift Plan were it not for Internal Revenue Code limitations.
Defined contribution accruals in the Excess Benefit Plan are credited with interest equal to that paid in a specified investment option of the Thrift Plan, which was 2.19% for the year ended December 31, 2025. All plan distributions are paid in a lump sum following the participant’s separation from service. In general, our NEOs no longer actively participate in the defined contribution portion of the Excess Benefit Plan, and all subsequent-year nonqualified employer matching contributions for
NEOs now accrue under the Executive Deferred Compensation Plan (defined below).
Deferred Compensation Plan
The Marathon Petroleum Deferred Compensation Plan (“Deferred Compensation Plan”), sponsored by MPC LP, is an unfunded, nonqualified deferred compensation plan maintained for the benefit of a select group of management or highly compensated employees, including our NEOs. Effective January 1, 2021, the plan was generally frozen with respect to any further MPC participant salary and bonus deferrals and additional company contribution credited amounts. Prior to the plan’s freeze, participants could defer up to 20% of their salary and bonus each year in a tax-advantaged manner, with irrevocable deferral elections made in December of each year for amounts to be earned in the following year. The plan credited matching contributions on a participant’s deferrals equal to the match under the Thrift Plan (117% as in effect prior to the plan’s freeze)
plus an amount equal to the matching contributions the participant would have received, but for Internal Revenue Code limitations and compensation limits, under the Thrift Plan. Participants are fully vested in all amounts credited on their behalf under the plan. Participants may make notional investments of their notional plan accounts from among certain investment options offered under the Thrift Plan, and participants’ notional plan accounts are credited with notional earnings and losses based on the result of those investment elections. Participants generally receive payment of their plan benefits in a lump sum following separation from service.
Executive Deferred Compensation Plan
The Marathon Petroleum Executive Deferred Compensation Plan (“Executive Deferred Compensation Plan”), sponsored by
MPC LP, is an unfunded, nonqualified deferred compensation plan maintained for the benefit of a select group of management or highly compensated employees, including our NEOs. Participants may defer 5% to 50% (in whole percentage increments)
of their base salary and annual bonus each year in a tax-advantaged manner. Deferral elections are made each December for amounts to be earned in the following year and are irrevocable. The plan credits matching contributions on a participant’s deferrals equal to the match under the Thrift Plan plus an amount equal to the matching contributions the participant would have received, but for Internal Revenue Code limitations and compensation limits, under the Thrift Plan. Participants are fully vested in their deferrals and matching contributions. Participants may make notional investments of their notional plan accounts from among certain investment options offered under the Thrift Plan, and participants’ notional plan accounts are credited with notional earnings and losses based on the result of those investment elections. Participants may elect to receive payment of their plan benefits in a lump sum or in annual installments over two to five years on or beginning on a specified date while in service or following separation from service.
Section 409A Compliance
All of our nonqualified deferred compensation plans in which our NEOs participate are intended to comply with, or be exempt from, Section 409A of the Internal Revenue Code. As a result, distribution of amounts subject to Section 409A may be delayed for six months following retirement or other separation from service where the participant is considered a “specified employee”
for purposes of Section 409A. All of our NEOs are “specified employees” for purposes of Section 409A.

68	Marathon Petroleum Corporation

Proxy Summary	Corporate Governance	Sustainability at MPC	Audit Matters	Executive Compensation	Board Proposals	Other Information
Potential Payments Upon Termination or Change in Control
The following discussion provides information regarding the compensation payable to our NEOs under each hypothetical termination scenario, assuming that the applicable termination event occurred on December 31, 2025, based on the plans and agreements in place on that date. The actual payments to which an NEO would be entitled may only be determined based upon the actual occurrence and circumstances surrounding the termination.
Our NEOs would be entitled under each termination scenario to receive their vested benefits that have accrued under our employee and qualified retirement and nonqualified deferred compensation plans. For more information about our retirement and deferred compensation programs, see “Post-Employment Benefits for 2025” beginning on page 63 and “2025 Nonqualified
Deferred Compensation” beginning on page 66.
Voluntary Termination
Resignation
We generally do not enter into employment or severance agreements with our NEOs. An NEO who voluntarily resigns is not entitled to a severance payment in most circumstances, is generally only eligible for a bonus under the ACB program if he or she remained employed through the end of the ACB performance period, and will forfeit LTI awards still subject to forfeiture unless provided otherwise in the applicable award agreement.
Approved Separation
Our NEOs generally are eligible for an Approved Separation once they reach age 55 and have at least five years of employment with MPC or its subsidiaries. As of December 31, 2025, each of our NEOs, other than Ms. Mannen and Mr. Quaid, was eligible for an Approved Separation. Ms. Mannen became eligible for an Approved Separation in January 2026.
An NEO who resigns pursuant to an Approved Separation is generally only eligible for a bonus under the ACB program if he or she remained employed through the end of the ACB performance period, unless the NEO is also retirement eligible, in which case he or she is eligible for a bonus in his or her year of retirement as discussed below.
Under the terms of their respective award agreements, MPC PSUs, MPC RSUs and MPLX phantom units generally become nonforfeitable upon an eligible NEO’s Approved Separation provided he or she has held the awards at least six months and provided notice at least three months prior to resignation. The Compensation and Organization Development Committee may,
in its sole discretion, waive this notice requirement. See the tables and accompanying narrative under “Outstanding Equity
Awards at 2025 Fiscal Year-End” beginning on page 60 for more information about these nonforfeitable awards and their respective vesting dates.
Messrs. Hennigan and Aydt retired, effective January 1, 2026 and September 2, 2025, respectively, having met the eligibility requirements for an Approved Separation. Because they were also retirement eligible, each executive received a bonus under the 2025 ACB program, as reflected above in the “2025 Summary Compensation Table” on page 57. As a result of their
Approved Separations, each executive’s 2023, 2024 and 2025 MPC RSUs, MPC PSUs and MPLX phantom units became nonforfeitable upon his retirement. Until distribution, these awards remain subject to customary restrictive and other covenants under the terms of the respective award agreements. Amounts each executive received under our qualified retirement and nonqualified deferred compensation plans as a result of his retirement are described under ”Post-Employment Benefits for
2025,” beginning on page 63, and “2025 Nonqualified Deferred Compensation,” beginning on page 66.
Retirement
Our employees, including our NEOs, generally are eligible for retirement once they reach age 50 and have at least 10 years of vesting service with MPC or its subsidiaries. As of December 31, 2025, Messrs. Quaid and Hessling and Ms. Benson were retirement eligible.

2026 Proxy Statement	69

Proxy Summary	Corporate Governance	Sustainability at MPC	Audit Matters	Executive Compensation	Board Proposals	Other Information
Retirement-eligible NEOs are eligible for a bonus under the ACB program in their year of retirement. This bonus is generally determined and paid in the normal course and prorated based on eligible earnings for the performance period. Any LTI awards still subject to forfeiture generally would be forfeited upon retirement.
We previously maintained a mandatory retirement policy under which, absent a waiver or extension, officers within our affiliated group of companies in executive or high policymaking positions were required to retire from service to the company coincident with, or immediately following, the first of the month after such officer reached age 65. The Board rescinded the mandatory retirement policy for officers effective April 30, 2025.
Involuntary Termination Without Cause
We generally do not enter into employment or severance agreements with our NEOs. An NEO whose employment is terminated by us without cause is eligible for: (i) the same termination allowance plan available to all other employees, which would pay an amount between eight and 62 weeks of salary based either on service or salary level, as well as (ii) a bonus under our ACB program determined and paid in the normal course and prorated for service up to the termination date. All unvested LTI awards would be forfeited unless provided otherwise in the applicable award agreement.
As disclosed under “Item 9B. Other Information” of our Annual Report on Form 10-K for the year ended December 31, 2025, our Board approved changes to the termination allowance plan’s formula applicable to certain of our employees, including our
NEOs, on February 25, 2026. Under the new formula, the amount of the termination allowance for an eligible employee who is a Senior Leader (as defined in the plan to include our NEOs) is the sum of his or her: (i) annual base salary rate as in effect on the date preceding his or her termination date and (ii) target award amount pursuant to our ACB program. The amount of the termination allowance for the CEO is two times the sum of his or her: (i) annual base salary rate as in effect on the date preceding his or her termination date and (ii) target award amount pursuant to our ACB program.
Involuntary Termination for Cause
An NEO who is involuntarily terminated for cause will not be entitled to a severance payment or a bonus under the ACB program and will forfeit all unvested LTI awards unless provided otherwise in the applicable award agreement.
Death
In the event of the death of an NEO during the ACB performance period, his or her bonus would be paid immediately at target and prorated based on eligible earnings for the performance period. LTI awards would immediately vest in full upon death, with
MPC PSUs vesting at the target level.
Change in Control
Our NEOs participate in two change in control severance plans: the MPC Senior Leader Change in Control Severance
Benefits Plan (“MPC CIC Plan”) and the MPLX Senior Leader Change in Control Severance Benefits Plan (“MPLX CIC Plan”).
These change in control plans are designed to: (i) preserve executives’ economic motivation to consider a business combination that might result in job loss and (ii) compete effectively in attracting and retaining executives in an industry that features frequent mergers, acquisitions and divestitures.
Upon a change in control (as defined in the applicable plan or LTI award) of MPC or MPLX and a qualified termination (as defined in the applicable plan or LTI award), our NEOs would be eligible for the following benefits:
•A cash severance payment equal to three times the sum of the NEO’s current annual base salary and current target annual cash bonus;
•A cash welfare benefits payment equal to 18 months of the current monthly COBRA premium; and
•Accelerated vesting of all outstanding MPC LTI awards (in the case of an MPC change in control) and/or all outstanding
MPLX LTI awards (in the case of an MPLX change in control).

70	Marathon Petroleum Corporation

Proxy Summary	Corporate Governance	Sustainability at MPC	Audit Matters	Executive Compensation	Board Proposals	Other Information
Benefits under each plan are payable only upon a change in control and a qualified termination. A qualified termination generally occurs when an NEO’s employment with our affiliates and us ends in connection with, or within two years after, a change in control. A qualified termination for this purpose does not include an NEO’s:
•Separation due to death;
•Termination for cause (as defined in the applicable plan); or
•Voluntary termination without good reason (as defined in the applicable plan). “Good reason” generally includes a material reduction in base compensation, authority, duties or responsibilities, or being required to relocate more than 50 miles from one’s current location.
An NEO’s receipt of benefits under each plan is generally subject to a requirement that he or she execute (and not revoke or breach) a release containing standard restrictive covenants. In the event of a change in control and qualified termination under both plans, our NEOs would receive benefits under only one plan – whichever provides the greater benefits at that time. NEOs who receive an offer for comparable employment from an acquirer or successor entity in an MPLX change in control will not be eligible to receive benefits under the MPLX CIC Plan.
The following table shows compensation payable to our NEOs as a direct result of each specified hypothetical termination scenario, assuming the applicable termination event occurred on December 31, 2025, based on the plans and agreements in place on that date.

Name		Severance ($)	MPC RSUs/ MPLX Phantom Units Vested ($)(1)(2)	MPC PSUs Vested ($)(1)(3)	Life and Health Insurance Benefits ($)(4)	Total ($)

Mannen	Voluntary/Involuntary Termination(5)	—	—	—	—	—
	Change in Control w/ Qualified Termination	11,130,000	8,551,770	12,896,885	30,596	32,609,251
	Death	—	8,551,770	12,896,885	2,800,000	24,248,655
Quaid	Voluntary/Involuntary Termination(5)	—	—	—	—	—
	Change in Control w/ Qualified Termination	5,040,000	2,663,178	3,967,847	48,846	11,719,871
	Death	—	2,663,178	3,967,847	1,680,000	8,311,025
Hessling	Voluntary/Involuntary Termination(5)	—	—	—	—	—
	Change in Control w/ Qualified Termination	3,990,000	—	—	30,596	4,020,596
	Death	—	—	—	1,400,000	1,400,000
Benson	Voluntary/Involuntary Termination(5)	—	—	—	—	—
	Change in Control w/ Qualified Termination	3,990,000	—	—	16,074	4,006,074
	Death	—	—	—	1,400,000	1,400,000
(1)LTI amounts in this table reflect the value of equity that would vest on an accelerated basis as a direct result of each scenario. Because of their eligibility for an Approved Separation, as discussed above, each NEO, other than Ms. Mannen and Mr. Quaid, holds LTI awards that have become nonforfeitable by their terms. Awards no longer subject to forfeiture are not included in this table. See the tables and accompanying narrative under “Outstanding Equity Awards at 2025 Fiscal Year-End” beginning on page 60 for more information about these nonforfeitable awards and their respective vesting dates.
(2)Amounts shown are calculated based on the closing prices of our common stock ($162.63) and MPLX common units ($53.37) on
December 31, 2025, the last trading day of the year.
(3)MPC PSUs would be paid out based on actual performance for the period from the grant date to the date of change in control/death, and target performance for the period from the date of change in control/death to the end of the performance period. Amounts shown are calculated using the MPC PSUs’ target value ($162.63, the closing price of our common stock on December 31, 2025, the last trading day of the year).
(4)Under a change of control with a qualified termination, this amount represents the value of 18 months of COBRA premiums. In the event of death, this amount represents the value of life insurance that would be paid out to the applicable NEO’s estate.
(5)Includes the following termination scenarios: Resignation, Approved Separation, Retirement, Involuntary Termination without Cause and
Involuntary Termination for Cause.

2026 Proxy Statement	71

Proxy Summary	Corporate Governance	Sustainability at MPC	Audit Matters	Executive Compensation	Board Proposals	Other Information
CEO Pay Ratio
SEC rules require us to disclose the ratio of the annual total compensation of our CEO, Ms. Mannen, to the median of the annual total compensation of all our employees (other than Ms. Mannen).
We identified our median employee as of November 30, 2024 by analyzing the accumulated actual wages and bonus amounts paid to each employee, other than our CEO, from January 1, 2024 through November 30, 2024. We selected this process to determine our median employee as we believe such accumulated pay reasonably reflects the median employee’s annual total compensation taking into account all of our employees. We included in our analysis 18,448 full-time regular, part-time, casual and international employees (consisting of 18,371 employees in the U.S. and 77 employees outside the U.S.), as of November
30, 2024. As permitted by SEC rules, we excluded for administrative convenience our employees from the following non-U.S.
jurisdictions: Canada (7 employees), Mexico (57 employees), Peru (1 employee), Singapore (8 employees) and United
Kingdom (4 employees), which together accounted for approximately 0.42% of our total employee population.
As there has been no material change to our employee population or employee compensation programs that we reasonably believe would result in a significant change to our pay ratio disclosure, we have continued to identify the same employee reported for 2024 as our median employee for 2025. We calculated our median employee’s total compensation using the same methodology required by the SEC rules for disclosure of compensation to the CEO in the “2025 Summary Compensation
Table” on page 57.

Pay Ratio Calculation

Ms. Mannen’s total compensation as CEO . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$19,016,261
Median employee’s annual total compensation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$186,132
Ratio of CEO to median employee annual total compensation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	102 to 1
Pay Versus Performance
SEC rules require us to disclose the following information concerning executive compensation and certain financial performance information about the Company for the periods shown.

					Value of Initial Fixed $100 Investment Based On:
Year	SCT Total for PEO ($)	Compensation Actually Paid to PEO ($)	Average SCT Total for Non-PEO NEOs ($)	Average Compensation Actually Paid to Non-PEO NEOs ($)	MPC Total Shareholder Return ($)	Peer Group Total Shareholder Return ($)	Net Income ($ millions)	MPC Relative TSR Performance Percentile

2025	19,016,261	22,476,265	6,739,572	9,127,990	448.38	329.43	5,878	66.67th
2024	14,388,817	13,378,717	5,048,618	4,572,852	376.18	265.69	5,067	50.00th
	23,755,153	21,868,592	—	—	—	—	—	—
2023	24,054,492	49,644,470	5,557,272	10,633,993	392.05	284.01	11,172	100.00th
2022	21,288,532	54,026,557	4,759,899	11,070,030	300.40	229.87	16,050	83.33rd
2021	21,185,206	34,913,307	5,601,203	6,430,233	160.99	134.71	11,001	91.67th
Summary Compensation Table Total for Principal Executive Officer (“PEO”) and Compensation Actually Paid to PEO
include the following PEOs for each year shown:
•2025: Ms. Mannen
•2024: Ms. Mannen (top row), who was promoted to the CEO role effective August 1, 2024, and Mr. Hennigan (bottom row), who transitioned from the CEO role to Executive Chairman on that date
•2023, 2022 and 2021: Mr. Hennigan

72	Marathon Petroleum Corporation

Proxy Summary	Corporate Governance	Sustainability at MPC	Audit Matters	Executive Compensation	Board Proposals	Other Information
Average Summary Compensation Table Total for Non-PEO NEOs and Average Compensation Actually Paid to Non-
PEO NEOs include the following non-PEO NEOs for each year shown:
•2025: Mr. Hennigan, Mr. Quaid, Mr. Hessling, Ms. Benson and Mr. Aydt
•2024: Mr. Quaid, Mr. Aydt, Mr. Hessling and Ms. Benson
•2023: Ms. Mannen, Mr. Aydt, Suzanne Gagle and Gregory S. Floerke
•2022: Ms. Mannen, Ms. Gagle, Mr. Aydt, Mr. Floerke and Raymond L. Brooks
•2021: Ms. Mannen, Mr. Brooks, Ms. Gagle, Brian C. Davis, Donald C. Templin and Timothy T. Griffith
Value of Initial Fixed $100 Investment assumes that the value of the investment in our common stock and in the peer group
(including reinvestment of dividends) was $100 at market close on December 31, 2020 (the last trading day of 2020), and tracks such investment through market close on the last trading day of each applicable year.
Total Shareholder Return (“MPC TSR”) is calculated for purposes of this column in accordance with Exchange Act
Regulation S-K Item 402(v)(2)(iv), which is different than the PSU TSR calculation used for the MPC Relative TSR
Performance Percentile shown in the final column of this table.
Peer Group Total Shareholder Return is shown for the S&P 500 Oil & Gas Refining & Marketing Sub-Industry Index,
the same peer group used for the Stock Return Performance Graph included in our 2025 Annual Report.
MPC Relative TSR Performance Percentile is based on the relative TSR metric used for the MPC PSUs, discussed in more detail beginning on page 51. Amounts shown in this table for each year reflect MPC’s one-year PSU TSR relative to the one-
year PSU TSR of the peer group used for the MPC PSUs awarded for that year. For example, the amount shown for 2025 reflects MPC’s one-year PSU TSR performance relative to the PSU TSR performance of the peer group used for the 2025
PSUs as shown on page 51.
As shown on page 46 under “2025 Target Compensation Mix,” a significant portion of our NEOs’ total target compensation is awarded in the form of MPC PSUs; thus, the Compensation and Organization Development Committee believes the MPC
Relative TSR Performance Percentile is the most important financial measure used to link NEO compensation for 2025 to
MPC’s performance.
Compensation Actually Paid (“CAP”) for 2025 is calculated in accordance with SEC Regulation S-K, Item 402(v)(2)(iii) and includes the aggregate of:
•Salary earned for 2025, as shown in the “Salary” column of the “2025 Summary Compensation Table” (“SCT”) on page 57.
•The total ACB award earned for 2025, paid in 2026, as shown in the “Non-Equity Incentive Plan Compensation” column of the SCT.
•MPC’s aggregate contributions in 2025 to defined contribution plans and the value of 2025 perquisites, as shown in the “All
Other Compensation” column of the SCT. This value was earned and received in 2025.
•The actuarial present value of each officer’s benefit under our defined benefit pension plans attributable to services rendered during 2025, determined by our actuary using actuarial assumptions consistent with those used in our financial statements. This value was earned in 2025 but will not be received until a future date.
•For LTI awards made in 2025 that were outstanding as of December 31, 2025, the fair value of these awards as of
December 31, 2025. This value was not received in 2025, but is representative of estimated potential value that may be received in the future.
•For LTI awards made prior to 2025 that were outstanding as of December 31, 2025, the year-over-year change in fair value of these awards from December 31, 2024, to December 31, 2025. This value was not received in 2025, but is representative of the change in estimated potential value that may be received in the future.
•For LTI awards made in 2025 that distributed in 2025, the fair value of these awards as of the distribution date. This value was received in 2025.

2026 Proxy Statement	73

Proxy Summary	Corporate Governance	Sustainability at MPC	Audit Matters	Executive Compensation	Board Proposals	Other Information
•For LTI awards made prior to 2025 that distributed in 2025, the change in fair value of these awards from December 31,
2024, to the distribution date. Our NEOs may have received more or less than this value in 2025, as the amount included here only reflects the change in value from December 31, 2024, through the distribution date.
•LTI awards made prior to 2025 that were forfeited in 2025 are subtracted from CAP using the fair value of such awards as of December 31, 2024. This decreases CAP and reflects value that will not be received.
•Dividend equivalents (MPC) and distribution equivalents (MPLX) accrued during 2025 on unvested LTI awards. As these accrued dividends/distribution equivalents are paid when the underlying award distributes, this value was received in 2025 only in respect of the underlying awards that distributed in 2025. The value of the remaining accrued dividend equivalents and distribution equivalents may be received if and when the underlying awards distribute in the future.
CAP for the other years shown is calculated using substantially the same methodology as for 2025. Therefore, CAP for each year shown includes both value that has been received in that year, as well as estimated value that may be received in the future if and when the associated LTI award distributes, or may not be received at all if the associated LTI award is forfeited.
Value received for LTI awards in the future may be more or less than the value included in CAP for each year shown depending on the value of MPC common stock and MPLX common units at the time such awards distribute.
In accordance with Regulation S-K, Item 402(v)(2)(iii), the 2025 CAP values reflect the following additions and deductions to the SCT totals.

		Deductions from SCT Total		Additions to SCT Total
2025 SCT to CAP Total Reconciliation	SCT Total ($)	Grant Date Fair Value of Equity- Based Awards ($)	Change in Pension Value ($)	Pension Service Cost ($)	Value or Change in Value of Equity Awards as Summarized Below ($)	CAP Total ($)

PEO (Mannen)	19,016,261	13,391,322	467,458	228,959	17,089,825	22,476,265
Non-PEO NEOs (avg.)	6,739,572	3,766,026	350,483	80,706	6,424,221	9,127,990
Deductions from SCT Total include the amounts shown in the SCT “Stock Awards” column and “Change in Pension Value and
Nonqualified Deferred Compensation Earnings” column. Additions to SCT Total reflect the value of equity calculated in accordance with SEC methodology for determining CAP. The equity components of 2025 CAP are further detailed in the following supplemental table.

2025 Change in Value of Equity Awards	Year-End Fair Value of Unvested Equity Awards Granted in the Year ($)	Year-End Over Year- End Change in Fair Value of Unvested Equity Awards Granted in Prior Years ($)	Vesting Date Fair Value of Vested Equity Awards Granted in the Year ($)	Year-End Over Vesting Date Change in Fair Value of Vested Equity Awards Granted in Prior Years ($)	Fair Value at Prior Year- End of Equity Awards Cancelled in the Year ($)	Value of Dividends or Other Earnings on Equity Awards in the Year ($)	Total Change in Value of Equity Awards as Included Above ($)

PEO (Mannen)	13,571,053	1,007,280	—	2,137,994	—	373,498	17,089,825
Non-PEO NEOs (avg.)	3,768,047	643,364	52,738	1,764,000	—	196,072	6,424,221

74	Marathon Petroleum Corporation

Proxy Summary	Corporate Governance	Sustainability at MPC	Audit Matters	Executive Compensation	Board Proposals	Other Information

MPC TSR vs. PEER GROUP TSR	CAP vs. MPC TSR
TSR
CAP (in millions)
TSR

$500
$400
$300
$200
$100
$0
2020
2021
2022
2023
2024
2025
MPC TSR
Peer Group TSR

$60
$50
$40
$30
$20
$10
$0
$500
$400
$300
$200
$100
$0
2021
2022
2023
2024
2025
Former CEO (Hennigan) CAP
CEO (Mannen) CAP
Non-PEO NEO CAP
MPC TSR

CAP vs. MPC NET INCOME	CAP vs. MPC RELATIVE TSR PERFORMANCE PERCENTILE
Percentile
Net Income (in millions)
CAP (in millions)
CAP (in millions)

$60
$50
$40
$30
$20
$10
$0
100
90
80
70
60
50
40
30
20
10
0
2021
2022
2023
2024
2025
Former CEO (Hennigan) CAP
CEO (Mannen) CAP
Non-PEO NEO CAP
Relative TSR Performance Percentile

$60
$50
$40
$30
$20
$10
$0
$18,000
$15,000
$12,000
$9,000
$6,000
$3,000
$0
2021
2022
2023
2024
2025
Former CEO (Hennigan) CAP
CEO (Mannen) CAP
Non-PEO NEO CAP
Net Income

2025 FINANCIAL PERFORMANCE MEASURES USED TO LINK NEO CAP TO MPC PERFORMANCE
MPC Relative PSU TSR
Relative Adjusted EBITDA per Barrel of Total Throughput
ACB Adjusted EBITDA
Distributable Cash Flow at MPLX per Unit
Relative Refining Margin per Barrel by Region
Relative Change in Free Cash Flow per Share
See the description of our ACB program beginning on page 47 for information on additional non-financial performance measures the Compensation and Organization Development Committee believes are critical to driving execution of our business strategy and desired culture and creating long-term shareholder value.
Board
Proposals

76	Proposal 4. Approve an Amendment to the Certificate of Incorporation to Declassify the Board of Directors

77	Proposal 5. Approve an Amendment to the Certificate of Incorporation to Eliminate Supermajority Provisions

78	Responsiveness to 2025 Shareholder Proposal

76	Marathon Petroleum Corporation

Proxy Summary	Corporate Governance	Sustainability at MPC	Audit Matters	Executive Compensation	Board Proposals	Other Information
Board Proposals
Proposal 4. Approve an Amendment to the Certificate of Incorporation to Declassify
the Board of Directors

The Board of Directors recommends you vote FOR this proposal to amend our Restated Certificate of
Incorporation to phase out the classified Board so that the Board is fully declassified by the 2029 annual meeting.

Our Restated Certificate of Incorporation provides for three classes of directors, with each class elected for a three-year term.
The Board believes it is advisable and in the best interests of the Company and its shareholders to amend our Restated
Certificate of Incorporation to phase out the classified Board so that the Board is fully declassified by the 2029 annual meeting of shareholders (the “Declassification Amendment”). The Board recommends that shareholders approve the Declassification
Amendment, which is attached to this Proxy Statement as Appendix II.
The proposed Declassification Amendment will amend Article Six of our Restated Certificate of Incorporation to provide that our classified Board structure will be phased out beginning at the 2027 annual meeting of shareholders, such that from and after the 2029 annual meeting of shareholders, all directors will be up for election at each annual meeting and will serve for a term of one year and until such directors’ successors are duly elected and qualified or until such directors’ earlier death, resignation or removal.
Pursuant to the Declassification Amendment, the phaseout of the classified Board commences with the 2027 annual meeting of shareholders, at which the Class I directors will be up for election, and each such director will be elected for a one-year term. At the 2028 annual meeting of shareholders, the Class I and Class II directors will be up for election, and each such director will be elected for a one-year term. Finally, at the 2029 annual meeting of shareholders, all classes of directors will be up for election, and each director elected at the 2029 annual meeting of shareholders (and at all annual meetings thereafter)
will be elected for a one-year term and until his or her successor is duly elected and qualified or until such director’s earlier death, resignation or removal. The phasing in of annual elections of directors over this period is designed so that the term of any incumbent director will not be shortened, and to facilitate a smooth transition to a system of annual elections of all our directors.
The Declassification Amendment also provides that directors elected to fill any vacancy on the Board, or to fill newly created director positions resulting from an increase in the number of directors, before the 2029 annual meeting of shareholders would serve the remainder of the term for the class to which they are elected.
Under Delaware law, directors of companies that have a classified board may be removed only for cause, unless the certificate of incorporation provides otherwise, while directors of companies that do not have a classified board may be removed with or without cause. Article Six of our Restated Certificate of Incorporation provides that a director may be removed from office only with cause and upon the approval of holders of 80% of the voting power of the then outstanding shares of stock entitled to vote in the election of directors. The proposed Declassification Amendment will amend such provision to provide that, beginning with the 2029 annual meeting of shareholders (that is, when the Board is no longer classified), a director may be removed from office with or without cause. In addition, the proposed Supermajority Elimination Amendment described in Proposal 5 would, among other things, amend Article Six such that removal of directors would require the approval of the holders of a majority of the voting power of the outstanding shares of stock entitled to vote in the election of directors.
The description in this proposal of the Declassification Amendment is a summary of the proposed amendment to our Restated
Certificate of Incorporation and is qualified in its entirety by reference to, and should be read in conjunction with, the full text of the proposed Declassification Amendment, a copy of which is attached to this Proxy Statement as Appendix II.

2026 Proxy Statement	77

Proxy Summary	Corporate Governance	Sustainability at MPC	Audit Matters	Executive Compensation	Board Proposals	Other Information
The affirmative vote of the holders of at least 80% of the outstanding shares of our common stock entitled to vote is required to approve this proposal. Because brokers may not cast a vote on this proposal without instruction, it is very important that shareholders vote their shares.
The Board recommended a similar proposal at our 2021, 2022, 2023, 2024 and 2025 annual meetings of shareholders. While those proposals received the support of a majority of the votes cast, they did not receive enough votes to achieve the 80%
threshold necessary to amend the Restated Certificate of Incorporation.
If our shareholders approve the proposed Declassification Amendment, we intend to file with the Secretary of State of the
State of Delaware a Certificate of Amendment setting forth the Declassification Amendment, which will become effective upon filing and effectiveness. The Declassification Amendment does not change the present number of directors or the Board’s authority to change that number and to fill any vacancies or newly created directorships. The Board also intends to approve conforming amendments to our Bylaws, contingent upon shareholder approval of the Declassification Amendment.
If our shareholders approve the proposed Declassification Amendment and the Supermajority Elimination Amendment
described in Proposal 5, we intend to file with the Secretary of State of the State of Delaware a Certificate of Amendment
setting forth the Declassification Amendment and the Supermajority Elimination Amendment, as set forth in Appendix IV to this
Proxy Statement, which will become effective upon filing and effectiveness.
Proposal 5. Approve an Amendment to the Certificate of Incorporation to Eliminate
Supermajority Provisions

The Board of Directors recommends you vote FOR this proposal to eliminate the supermajority provisions in our Restated Certificate of Incorporation.
Our Restated Certificate of Incorporation contains “supermajority voting provisions” requiring the affirmative vote of the holders of at least 80% of the outstanding shares of our common stock entitled to vote to remove directors and to amend certain sections of the Restated Certificate of Incorporation, including the sections relating to amendments to the Restated Certificate of Incorporation. The proposed amendment to our Restated Certificate of Incorporation (the “Supermajority Elimination
Amendment”) would remove these supermajority provisions such that removing directors would require the affirmative vote of the holders of at least a majority of the outstanding shares of our common stock and the vote required for future amendments in the Restated Certificate of Incorporation would be the standard required by applicable law.
The Board has carefully considered the advantages and disadvantages of maintaining the supermajority voting provisions in our Restated Certificate of Incorporation and determined that it is in the best interests of the Company and its shareholders to approve the Supermajority Elimination Amendment.
The description in this proposal of the Supermajority Elimination Amendment is a summary of the proposed amendment to our
Restated Certificate of Incorporation and is qualified in its entirety by reference to, and should be read in conjunction with, the full text of the proposed Supermajority Elimination Amendment, a copy of which is attached to this Proxy Statement as
Appendix III.
The affirmative vote of the holders of at least 80% of the outstanding shares of our common stock entitled to vote is required to approve this proposal. Because brokers may not cast a vote on this proposal without instruction, it is very important that shareholders vote their shares.
The Board recommended a similar proposal at our 2021, 2022, 2023, 2024 and 2025 annual meetings of shareholders. While those proposals received the support of a majority of the votes cast, they did not receive enough votes to achieve the 80%
threshold necessary to amend the Restated Certificate of Incorporation.

78	Marathon Petroleum Corporation

Proxy Summary	Corporate Governance	Sustainability at MPC	Audit Matters	Executive Compensation	Board Proposals	Other Information
If our shareholders approve the proposed Supermajority Elimination Amendment, we intend to file with the Secretary of State of the State of Delaware a Certificate of Amendment setting forth the Supermajority Elimination Amendment, which will become effective upon filing and effectiveness.
If our shareholders approve the proposed Supermajority Elimination Amendment and the Declassification Amendment
described in Proposal 4, we intend to file with the Secretary of State of the State of Delaware a Certificate of Amendment
setting forth the Supermajority Elimination Amendment and the Declassification Amendment, as set forth in Appendix IV to this
Proxy Statement, which will become effective upon filing and effectiveness.
Responsiveness to 2025 Shareholder Proposal
Included in our proxy statement for our 2025 Annual Meeting was a shareholder proposal requesting that any voting requirements in our charter or bylaws that are greater than a simple majority be replaced by a majority of votes cast standard.
While it did not pass, this proposal received meaningful support from shareholders at the 2025 Annual Meeting.
As noted above under “Proposal 5. Approve an Amendment to the Certificate of Incorporation to Eliminate Supermajority
Provisions,” our Restated Certificate of Incorporation contains supermajority voting provisions, requiring the affirmative vote of the holders of at least 80% of the outstanding shares of our common stock entitled to vote, to amend certain articles within our
Restated Certificate of Incorporation. Board Proposal 5 seeks to eliminate these supermajority provisions from our Restated
Certificate of Incorporation. Our Bylaws do not contain any supermajority provisions.
In our engagement sessions with investors, to the degree investors supported the simple majority shareholder proposal referred to above, such support has been expressed in terms of reducing the supermajority voting standard applicable to certain articles within our Restated Certificate of Incorporation, down from an 80% of shares outstanding standard to a majority of shares outstanding standard, which is the lowest standard permitted under Delaware law, and not in terms of reducing all voting standards to a simple majority of votes cast.  Accordingly, the Board believes that inclusion in this Proxy Statement of
Board Proposal 5, seeking to eliminate the supermajority provisions in our Restated Certificate of Incorporation, and the
Board’s recommendation that shareholders approve Proposal 5, sufficiently addresses our shareholders’ interests on this matter.
We received a similar shareholder proposal calling for a simple majority voting standard for inclusion in this Proxy Statement for our 2026 Annual Meeting. We have excluded this shareholder proposal from our Proxy Statement on the basis of the substantial implementation exclusion set forth in Rule 14a-8(i)(10) under the Securities Exchange Act of 1934 because we have substantially implemented the proposal’s essential objective by the inclusion in this Proxy Statement of Board Proposal 5, seeking to eliminate the supermajority provisions in our Restated Certificate of Incorporation. We made the determination to exclude this proposal after considering feedback from our shareholders, as discussed above, as well as recent, clear SEC precedent permitting companies to exclude, on the basis of substantial implementation as set forth in Rule 14a-8(i)(10), similar simple majority shareholder proposals where the Board submitted its own proposal asking shareholders to eliminate the supermajority provisions in its charter documents. In compliance with Rule 14a-8(j), as modified by the SEC’s new procedure announced November 17, 2025, we provided notice to the SEC and the shareholder proponent of our intention to exclude the proposal, together with an unqualified representation that the Company has a reasonable basis to exclude the proposal based on the provisions of Rule 14a-8 and prior published SEC guidance.
Other
Information

80	Stock Ownership Information

81	Insider Trading Policies and Procedures

82	Related Party Transactions

85	FAQs About Voting and the Annual Meeting

80	Marathon Petroleum Corporation

Proxy Summary	Corporate Governance	Sustainability at MPC	Audit Matters	Executive Compensation	Board Proposals	Other Information
Other Information
Stock Ownership Information
Security Ownership of Management
The following table shows the number of shares of MPC common stock and MPLX common units beneficially owned as of
February 1, 2026, by each director and director nominee, each NEO, and by all current directors and executive officers as a group. The address for each person is c/o Marathon Petroleum Corporation, 539 South Main Street, Findlay, Ohio 45840.
Unless otherwise indicated, to our knowledge, each person or member of the group shown has sole voting and investment power with respect to the securities shown, and none of the shares or units shown is pledged as security. As of February 1,
2026, there were 295,184,752 shares of MPC common stock outstanding and 1,015,355,766 MPLX common units outstanding.

	Amount and Nature of Beneficial Ownership		Percent of Total Outstanding (%)
Name of Beneficial Owner	MPC Common Stock	MPLX Common Units	MPC	MPLX

Current Non-Executive Directors
Abdulaziz F. Alkhayyal	25,107	8,396	*	*
Evan Bayh	71,995	55,719	*	*
Jeffrey C. Campbell	7,934	2,581	*	*
Jonathan Z. Cohen	15,435	5,338	*	*
Kimberly N. Ellison-Taylor	1,168	526	*	*
Eileen P. Paterson	1,168	526	*	*
Kim K.W. Rucker	19,139	22,790	*	*
Frank M. Semple	12,631	547,379	*	*
J. Michael Stice	22,586	49,997	*	*
John P. Surma	69,895	87,685	*	*
Named Executive Officers
Maryann T. Mannen	100,547	125,862	*	*
Michael J. Hennigan	220,902	359,137	*	*
John J. Quaid	35,457	52,393	*	*
Rick D. Hessling	12,064	33,340	*	*
Molly R. Benson	45,877	40,163	*	*
Timothy J. Aydt	12,642	58,059	*	*
All Current Directors and Current Executive Officers as a Group (18 individuals)
	490,661	1,100,920	*	*
*Less than 1% of common shares or common units outstanding, as applicable.
MPC Common Stock beneficial ownership amounts include:
•Restricted stock unit awards that vest upon the director’s retirement from service on the Board as follows: Mr. Alkhayyal,
25,107; Mr. Bayh, 59,895; Mr. Campbell, 1,844; Mr. Cohen, 15,435; Ms. Ellison-Taylor, 1,168; Ms. Paterson, 1,168; Ms.
Rucker, 19,139; Mr. Semple, 12,631; Dr. Stice, 22,586; Mr. Surma, 59,895.
•Shares of common stock indirectly beneficially held in trust as follows: Mr. Campbell, 6,090; Mr. Surma, 10,000.
•All stock options exercisable within 60 days of February 1, 2026, as follows: Ms. Benson, 17,196; all other executive officers, 11,963.

2026 Proxy Statement	81

Proxy Summary	Corporate Governance	Sustainability at MPC	Audit Matters	Executive Compensation	Board Proposals	Other Information
•RSUs as follows: Ms. Mannen, 28,031; Mr. Hennigan, 29,316; Mr. Quaid, 7,715; Mr. Hessling, 4,563; Ms. Benson, 4,292;
Mr. Aydt, 6,036; all other executive officers, 12,487.
•For Mr. Hennigan, who ceased employment with us effective January 1, 2026, and Mr. Aydt, who ceased employment with us effective September 2, 2025, amounts reported above reflect beneficial ownership of common stock based on information last known or reasonably available to us.
MPLX Common Unit beneficial ownership amounts include:
•Phantom unit awards that settle in common units upon a director’s retirement from service on the Board as follows: Mr.
Alkhayyal, 8,396; Mr. Bayh, 11,719; Mr. Campbell, 581; Mr. Cohen, 5,338; Ms. Ellison-Taylor, 526; Ms. Paterson, 526; Ms.
Rucker, 6,578; Mr. Semple, 54,085; Dr. Stice, 49,297; Mr. Surma, 80,185.
•Common units indirectly beneficially held in trust as follows: Mr. Campbell, 2,000; Mr. Semple, 493,294; Dr. Stice, 700.
•Phantom unit awards as follows: Ms. Mannen, 74,819; Mr. Hennigan, 105,943; Mr. Quaid, 26,391; Mr. Hessling, 15,749;
Ms. Benson, 14,663; Mr. Aydt, 21,622; all other executive officers, 65,828.
•For Mr. Hennigan, who ceased employment with us effective January 1, 2026, and Mr. Aydt, who ceased employment with us effective September 2, 2025, amounts reported above reflect beneficial ownership of common units based on information last known or reasonably available to us.
Security Ownership of Certain Beneficial Owners
The following table sets forth information as to each shareholder of whom we are aware that, based on filings with the SEC, beneficially owned 5% or more of the outstanding shares of our common stock as of December 31, 2025, except to the extent indicated otherwise in the footnotes.

	Amount and Nature of Beneficial Ownership
Name and Address of Beneficial Owner	Number of Shares	Percent of Class(1)	Sole Voting Power	Shared Voting Power	Sole Dispositive Power	Shared Dispositive Power

The Vanguard Group(2) 100 Vanguard Blvd. Malvern, PA 19355	38,865,857	13.2%	—	384,894	37,356,490	1,509,367
State Street Corporation(3) State Street Financial Center 1 Congress Street, Suite 1 Boston, MA 02114	25,127,390	8.5%	—	18,246,186	—	25,099,168
BlackRock, Inc.(4) 50 Hudson Yards New York, NY 10001	21,060,653	7.1%	19,589,243	—	21,060,653	—
(1) Percentage is based on 295,184,752 MPC shares outstanding as of February 1, 2026.
(2) Amounts are derived from Schedule 13G/A filed with the SEC on July 29, 2025, reporting ownership as of June 30, 2025.
(3) Amounts are derived from Schedule 13G/A filed with the SEC on January 30, 2024, reporting ownership as of December 31, 2023.
(4) Amounts are derived from Schedule 13G/A filed with the SEC on April 23, 2025, reporting ownership as of March 31, 2025.
Insider Trading Policies and Procedures
We have adopted an insider trading policy applicable to our directors, officers and employees. Additionally, as stated in our insider trading policy, securities trading activity by and on behalf of MPC is subject to oversight by our management pursuant to the guidelines and procedures in place from time to time. We believe our insider trading policy and the guidelines and procedures are reasonably designed to promote compliance with insider trading laws, rules and regulations, as well as NYSE listing standards. A copy of our insider trading policy was filed as an exhibit to our Annual Report on Form 10-K for the year ended December 31, 2024.

82	Marathon Petroleum Corporation

Proxy Summary	Corporate Governance	Sustainability at MPC	Audit Matters	Executive Compensation	Board Proposals	Other Information
Related Party Transactions
Policy and Procedures with Respect to Related Party Transactions
The Board has adopted a Related Person Transactions Policy to establish procedures for the notification, review, approval, ratification and disclosure of related party transactions. Our intent is to enter into or ratify a related party transaction only when the Board, acting through the Corporate Governance and Nominating Committee, determines that the transaction is in the best interests of our shareholders and us.
The Related Person Transactions Policy is available under the “Investors” tab of our website by selecting “Corporate
Governance.” The material features of the policy are:

Annually, and at other times as circumstances require, directors, director nominees and executive officers must submit updated information sufficient for the Corporate Governance and Nominating Committee to identify the existence of and evaluate possible related party transactions not previously approved or ratified. Known transactions with beneficial owners of 5% or more of our common stock are also assessed.

If the Chief Legal Officer and Corporate Secretary determines that a proposed transaction is a related party transaction, it will be submitted to the Corporate Governance and Nominating Committee. The Committee, considering all relevant facts and circumstances, will approve only those proposed transactions that it determines are in the best interests of our shareholders and us.

Any related party transaction that has not been previously approved or ratified must be submitted to the Corporate
Governance and Nominating Committee, which considers whether ratification, amendment or termination of the transaction is in the best interests of our shareholders and us.

We may not hire any immediate family member of a director or executive officer unless approved by the Corporate
Governance and Nominating Committee. If an employee’s immediate family member becomes our director or executive officer, no material change in that employee’s terms of employment, including compensation, may be made without the Committee’s prior approval.

Relationship with MPLX
As of December 31, 2025, we owned through our affiliates approximately 64% of MPLX’s outstanding common units. We also own through our affiliates 100% of MPLX GP, which in turn owns the non-economic general partner interest in MPLX. MPLX
GP manages MPLX’s operations and activities through its officers and directors. In addition, various of our officers and directors also serve as officers and/or directors of MPLX. Accordingly, we view transactions between MPLX and us as related party transactions and have provided the following disclosures with respect to such transactions during 2025. Unless the context otherwise requires, references in the following discussion to “we” or “us” refer to our affiliates and us.
Distributions
Pursuant to its partnership agreement, MPLX makes cash distributions to its unitholders, including us as the indirect holder of
MPLX common units. During 2025, MPLX distributed to us $2,555 million with respect to the common units.
Reimbursements
Under its partnership agreement, MPLX reimburses MPLX GP and its affiliates, including us, for all costs and expenses incurred on MPLX’s behalf. The amount reimbursed by MPLX in 2025 was $3 million.
Transactions and Commercial and Other Agreements with MPLX
During 2025, pursuant to the agreements described below, we paid MPLX $4,390 million for services, $123 million for products, $92 million for management services, $1,329 million for rent expenses and $24 million in reimbursements for maintenance capital and other expenditures, and we received $2,082 million in reimbursements for services provided and costs and expenses incurred on behalf of MPLX and for products sold to MPLX.

2026 Proxy Statement	83

Proxy Summary	Corporate Governance	Sustainability at MPC	Audit Matters	Executive Compensation	Board Proposals	Other Information
Long-Term, Fee-Based Commercial Agreements
MPLX provides transportation, gathering, terminal, fuels distribution, marketing, storage, management, operational and other services to us, and we provide MPLX with minimum quarterly throughput volumes on crude oil and refined products and other fees for storage capacity, operating and management fees and reimbursements for certain direct and indirect costs. We also pay a fixed fee for 100% of available capacity for boats, barges and third-party chartered equipment under the marine transportation service agreements.
Operating Agreements
MPLX operates various pipelines owned by us, and we pay MPLX an operating fee for operating the assets and reimburse
MPLX for all associated direct and indirect costs. Most of these agreements are indexed for inflation.
Co-location Services Agreements
MPLX pays us monthly fixed fees and direct reimbursements for management, operational and other services we provide.
Ground Lease Agreements
Certain of MPLX’s facilities are located on properties owned by our refineries. MPLX pays us monthly fixed fees under these ground leases, which are subject to various terms.
Marine Services Agreement
We pay an MPLX subsidiary a fixed annual fee for providing oversight and management services for our marine business.
This fee is adjusted annually for inflation and any changes in the scope of the management services provided.
Omnibus Agreements
MPLX pays us fixed annual fees for executive management services and general and administrative services, as well as any associated out-of-pocket costs and expenses. We have agreed to indemnify MPLX for certain matters, including environmental, title and tax matters.
Employee Services Agreements
MPLX reimburses us for employee benefit expenses and costs incurred for certain operational and management services.
Keep Whole Commodity Agreement
We pay MPLX a processing fee for natural gas liquids related to keep-whole agreements, and MPLX pays us a marketing fee in exchange for assuming the commodity risk.
Loan Agreement
One of our wholly owned subsidiaries is party to a loan agreement with MPLX. Under the terms of the agreement, we extend loans to MPLX on a revolving basis, as requested by MPLX and as agreed to by us, up to a maximum borrowing capacity of
$1.5 billion in aggregate principal amount of all loans outstanding at any one time. The loan agreement is scheduled to expire, and borrowings under the loan agreement are scheduled to mature and become due and payable, on July 31, 2029, provided that we may demand payment of all or any portion of the outstanding principal amount of the loan, together with all accrued and unpaid interest and other amounts (if any), at any time prior to maturity. Borrowings under the loan agreement bear interest at the one-month Secured Overnight Financing Rate adjusted upward by 0.10% plus 1.25%, or such lower rate then applicable under MPLX’s revolving credit facility. During 2025, MPLX borrowed $50 million and repaid $50 million, resulting in an outstanding balance of $0 at December 31, 2025. Borrowings bore interest at an average rate of 5.678%.

84	Marathon Petroleum Corporation

Proxy Summary	Corporate Governance	Sustainability at MPC	Audit Matters	Executive Compensation	Board Proposals	Other Information
Directors, Officers and Immediate Family Members
We entered into aircraft time sharing agreements with Ms. Mannen and Mr. Hennigan, effective August 14, 2024, pursuant to which either executive may elect to use Company aircraft for transportation and personal use from time to time on a time sharing basis. Pursuant to the terms of the agreements, Ms. Mannen and Mr. Hennigan, as applicable, may elect to pay us for her or his personal use of the aircraft from time to time. These agreements were approved by the Corporate Governance and
Nominating Committee and will be reviewed on an annual basis consistent with our Related Person Transactions Policy described above. Copies of these agreements were filed as exhibits to our quarterly report on Form 10-Q for the quarterly period ended September 30, 2024. Mr. Hennigan’s agreement is no longer in effect due to his retirement, effective January 1, 2026.
Mr. Aydt, our former Executive Vice President Refining, retired effective September 2, 2025. We and Mr. Aydt entered into a
Consulting Agreement, effective following his retirement, under which Mr. Aydt supported the transition of his executive role and related activities as an independent contractor through December 31, 2025. Pursuant to the terms of the agreement, we paid Mr. Aydt monthly consulting fees equal to $170,000 and reasonable expense reimbursement for his services. A copy of this agreement was filed as an exhibit to our quarterly report on Form 10-Q for the quarter ended September 30, 2025. Our payments to Mr. Aydt under this agreement totalled $680,000 for 2025.
Two sons of Mr. Aydt are employed by subsidiaries of the Company in non-executive roles. Nate Aydt, a Trader in the
Commercial organization, has been employed with us for 12 years, predating Mr. Aydt’s appointment as an executive officer.
His aggregate compensation received from us in 2025 was $194,441. Justin Aydt, a Lead Materials Management Advisor in
the Supply Chain organization, has been employed with us for 16 years, predating Mr. Aydt’s appointment as an executive officer. His aggregate compensation received from us in 2025 was $163,096. Compensation for each individual was established by the Company in accordance with its compensation practices applicable to employees with comparable qualifications and responsibilities and holding similar positions and without the involvement of Mr. Aydt.

2026 Proxy Statement	85

Proxy Summary	Corporate Governance	Sustainability at MPC	Audit Matters	Executive Compensation	Board Proposals	Other Information
FAQs About Voting and the Annual Meeting

Q.	When and where is the Annual Meeting?

A.	The 2026 Annual Meeting of Shareholders will be held on Wednesday, April 29, 2026, beginning at 10 a.m. EDT online at www.virtualshareholdermeeting.com/MPC2026.

Q.	What am I voting on and how does the Board recommend that I vote?

A.	The following table summarizes each proposal, the Board’s voting recommendation for each proposal and the vote required for each proposal to pass.

Proposal	Board Recommendation	Page Reference	Voting Standard

Proposal 1. Elect four director nominees to Class III	FOR each nominee	9	Majority of votes cast for each director
Proposal 2. Ratify the appointment of our independent auditor for 2026	FOR	37	Majority of votes cast
Proposal 3. Approve, on an advisory basis, our named executive officer compensation	FOR	40	Majority of votes cast
Proposal 4. Approve an amendment to the Certificate of Incorporation to declassify the Board of Directors	FOR	76	80% of outstanding shares entitled to vote
Proposal 5. Approve an amendment to the Certificate of Incorporation to eliminate supermajority provisions	FOR	77	80% of outstanding shares entitled to vote

Q.	Who is entitled to vote?

A.
You may vote if you held MPC common stock at the close of business on March 3, 2026, which is the record date for our Annual Meeting. On that date, there were 294,496,878 shares of our common stock outstanding and entitled to be voted at the Annual Meeting. Each share is entitled to one vote.

Q.	How do I attend the virtual Annual Meeting?

A.
If you plan to attend the virtual Annual Meeting, you must be a holder of MPC shares as of March 3, 2026. To participate in the virtual Annual Meeting, visit www.virtualshareholdermeeting.com/MPC2026 and enter the 16-digit control number included in your Notice, proxy card or voting instruction form. You may log in to the meeting platform beginning at 9:45 a.m. EDT on April 29, 2026. The meeting will begin promptly at 10 a.m. EDT on April 29, 2026.

The virtual meeting platform is supported across browsers and devices running the most updated version of applicable software and plug-ins. Participants should give themselves plenty of time to log in and confirm they have a strong Wi-Fi connection, and that they can hear streaming audio prior to the start of the meeting.

If you encounter technical difficulties with the virtual meeting platform on the meeting day, please call the technical support number shown on the meeting website. Technical support will be available starting at 9:45 a.m. EDT until the end of the meeting.

86	Marathon Petroleum Corporation

Proxy Summary	Corporate Governance	Sustainability at MPC	Audit Matters	Executive Compensation	Board Proposals	Other Information

Q.	How do I ask a question during the virtual Annual Meeting?

A.
The question and answer session will include questions submitted in advance of, and questions submitted live during, the Annual Meeting. You may submit a question in advance of the meeting at www.proxyvote.com after logging in with your 16-digit control number. Questions may be submitted during the Annual Meeting through
www.virtualshareholdermeeting.com/MPC2026.

Q.	What constitutes a quorum?

A.
Under our Bylaws, a quorum is a majority of the voting power of the outstanding shares of stock entitled to vote.
Both abstentions and broker non-votes are counted in determining whether a quorum is present for the meeting.

Q.	How do I vote?

A.
Shareholders of record may vote either online during the virtual Annual Meeting or by proxy prior to the Annual
Meeting. Whether or not you plan to participate in the virtual Annual Meeting, we encourage you to vote by proxy prior to the virtual Annual Meeting using one of the following options. If you attend the virtual Annual Meeting and vote during the meeting, that vote will override your proxy vote.

Via the Internet: Follow the instructions in the Notice, proxy card or voting instruction form.	Call Toll Free: Call the toll-free number on your proxy card or voting instruction form.	Mail Signed Proxy Card: Follow the instructions on your proxy card or voting instruction form.

Q.	How do I know whether I am a shareholder of record or a beneficial owner of shares?

A.
If your shares are registered in your name with our transfer agent, Computershare Trust Company, N.A., you are a shareholder of record with respect to those shares, and you received the Notice or printed proxy materials directly from us. If your shares are held in an account at a brokerage firm, bank, broker-dealer or other similar organization, you are the “beneficial owner” of such shares, and the Notice or printed proxy materials were forwarded to you by that organization. In that circumstance, the organization is considered the shareholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to instruct the organization how to vote the shares held in your account.

Q.	How are votes counted?

A.	Each share counts as one vote.

Q.	May I change or revoke my vote?

A.
If you are a shareholder of record, you may change or revoke your vote before the Annual Meeting by submitting a subsequent proxy card, voting again via telephone or the internet, by written request to our Chief Legal Officer and
Corporate Secretary prior to the meeting or by attending the virtual Annual Meeting and voting your shares online.
Any change or revocation of your vote must be received by the applicable voting deadline.

If you are a beneficial owner of shares, you must contact your broker or other intermediary with whom you have an account to change or revoke your voting instructions.

2026 Proxy Statement	87

Proxy Summary	Corporate Governance	Sustainability at MPC	Audit Matters	Executive Compensation	Board Proposals	Other Information

Q.	What is the voting requirement to approve each proposal?

A.
Proposal 1. Our Bylaws include a majority vote standard for uncontested director elections. Because the number of nominees does not exceed the number of directors to be elected at the Annual Meeting, the election of each director nominee is uncontested and thus requires a majority of the votes cast. Abstentions and broker non-votes will not be considered votes “cast” and will have no effect on the outcome.

Any director nominee who does not receive a majority of the votes cast is required by our Bylaws to submit an irrevocable resignation to the Corporate Governance and Nominating Committee of the Board, which will make a recommendation to the Board as to whether to accept or reject the resignation or take other action. The Board would, within 90 days following certification of the election results, publicly disclose its decision regarding the resignation and, if such resignation was rejected, the rationale behind the decision.

Proposal 2 will be approved if it receives the affirmative vote of a majority of the votes cast. Abstentions will not be considered votes “cast” and will have no effect on the outcome. Because the ratification of an independent auditor is a routine matter on which brokers may vote, there will be no broker non-votes with respect to this proposal.

Proposal 3 will be approved if it receives the affirmative vote of a majority of the votes cast. Abstentions and broker non-votes will not be considered votes “cast” and will have no effect on the outcome. Although the advisory vote on this proposal is non-binding, the Board will consider the results of the vote when making executive compensation decisions.

Each of Proposals 4 and 5 will be approved if it receives the affirmative vote of the holders of at least 80% of the outstanding shares of our common stock entitled to vote. Abstentions and broker non-votes will have the same effect as votes against the proposal.

Q.	What are “broker non-votes?”

A.
The NYSE permits brokers to vote their customers’ shares on routine matters when the brokers have not received voting instructions from such customers. The ratification of an independent auditor is an example of a routine matter on which brokers may vote in this manner. Brokers may not vote their customers’ shares on non-routine matters, such as the election of directors or proposals related to executive compensation, unless they have received voting instructions from their customers. Shares held by brokers on behalf of customers who do not provide voting instructions on non-routine matters are “broker non-votes.”

Q.	Will any other matters be presented at the Annual Meeting?

A.
If any matters are presented at the Annual Meeting other than the proposals on the proxy card, the members of the
Proxy Committee will vote on them using their best judgment. Your signed proxy card, or internet or telephone vote, provides this authority. Under our Bylaws, notice of any matter (including director nominations outside of our proxy access process) to be presented by a shareholder for a vote at the Annual Meeting must have been received by
December 17, 2025, and must have been accompanied by certain information about the shareholder presenting it.

Q.	Why did I receive a Notice in the mail regarding the internet availability of proxy materials instead of a full set of printed materials?

A.
We provide our proxy materials over the internet. Unless you request a printed copy of the proxy materials, we will send you a Notice explaining how to access the proxy materials over the internet. This allows us to expedite your receipt of proxy materials, conserve natural resources and lower the cost of the meeting. You can request proxy materials in printed form by following the instructions provided in the Notice.

88	Marathon Petroleum Corporation

Proxy Summary	Corporate Governance	Sustainability at MPC	Audit Matters	Executive Compensation	Board Proposals	Other Information

Q.	Will I receive more than one copy of the proxy materials if multiple shareholders share my address?

A.
Unless we have received contrary instructions from one or more of the shareholders sharing your address, we will send only one set of proxy materials to your address. You may request, and we will promptly deliver upon such request, a separate copy of proxy materials be sent to your address by calling (419) 421-3636 or by writing to Marathon Petroleum Corporation, Shareholder Services Office, 539 South Main Street, Findlay, OH 45840.
Shareholders sharing an address who now receive multiple copies of the proxy materials may request delivery of a single set by calling us at the above number or writing to us at the above address.

Q.	Who is soliciting proxies, how are proxies solicited, and what are the costs of proxy solicitation?

A.
The Board is soliciting proxies for the matters to be voted on at the Annual Meeting. We will pay the costs of this solicitation of proxies. In addition to soliciting proxies by mail, our directors, officers and employees may solicit proxies by telephone, in person or by other means. They will not receive any extra compensation for this work. We have retained D.F. King & Co., Inc., a professional proxy soliciting organization, to assist with the solicitation of proxies for a fee of $25,000, plus a charge for telephone solicitations and reimbursement for certain expenses. We will also make arrangements with brokerage firms and other custodians, nominees and fiduciaries to forward proxy solicitation material to beneficial owners of our common stock, and we will reimburse them for reasonable out-of-
pocket expenses they incur in connection with forwarding the material.

Q.	When must shareholder proposals and director nominations be submitted for the 2027 annual meeting?

A.
In accordance with our Bylaws, shareholder proposals submitted for inclusion in our 2027 Proxy Statement must be received in writing by our Chief Legal Officer and Corporate Secretary no later than the close of business on
November 16, 2026. Notices of shareholder director nominations for inclusion in our 2027 Proxy Statement must be received by our Chief Legal Officer and Corporate Secretary on or after October 17, 2026, and no later than the close of business on November 16, 2026, and must comply with the proxy access provisions in our Bylaws.
Shareholder proposals (including director nominations) submitted outside the process for inclusion in our 2027 Proxy
Statement must be received from shareholders of record on or after November 16, 2026, and no later than the close of business on December 16, 2026, and must comply with the requirements set forth in our Bylaws.

In addition to satisfying the notice requirements under our Bylaws, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth any additional information required by Rule 14a-19 under the Exchange Act no later than 60 calendar days prior to the anniversary date of the 2026 Annual Meeting (for the 2027 annual meeting, no later than
March 1, 2027, given that February 28, 2027, falls on Sunday). However, if the date of the 2027 annual meeting is changed by more than 30 calendar days from such anniversary date, then notice must be provided by the later of 60 calendar days prior to the date of the 2027 annual meeting or the 10th calendar day following the day on which public announcement of the date of the 2027 annual meeting is first made.

Shareholder proposals, director nominations and related notices submitted pursuant to the previous two paragraphs should be sent to our Chief Legal Officer and Corporate Secretary at:

Chief Legal Officer and Corporate Secretary Marathon Petroleum Corporation 539 South Main Street Findlay, OH 45840

2026 Proxy Statement	A-1

Proxy Summary	Corporate Governance	Sustainability at MPC	Audit Matters	Executive Compensation	Board Proposals	Other Information
Appendices
Appendix I. Non-GAAP Financial Measures
We and MPLX report our financial results in accordance with accounting principles generally accepted in the United States
(“GAAP”).
Management uses certain financial measures to evaluate our operating performance that are calculated and presented on the basis of methodologies other than in accordance with GAAP. We believe these non-GAAP financial measures are useful to investors and analysts to assess our ongoing financial performance because, when reconciled to their most comparable GAAP financial measures, they provide improved comparability between periods through the exclusion of certain items that we believe are not indicative of our core operating performance and that may obscure our underlying business results and trends.
These measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP, and our calculations thereof may not be comparable to similarly titled measures reported by other companies.
Adjusted EBITDA and ACB Adjusted EBITDA
MPC’s Adjusted EBITDA is defined as net income attributable to MPC adjusted for: (i) net interest and other financial costs,
(ii) provision/benefit for income taxes, (iii) noncontrolling interests, (iv) depreciation and amortization, (v) refining planned turnaround costs and (vi) other adjustments as deemed necessary, as shown in the table below. We believe excluding turnaround costs from this metric is useful for comparability to other companies as certain of our competitors defer these costs and amortize them between turnarounds.
ACB Adjusted EBITDA, which is a metric used for purposes of evaluating performance under MPC’s ACB program (described beginning on page 47), is derived from Adjusted EBITDA as shown in the table below.

Reconciliation of Net Income Attributable to MPC to Adjusted EBITDA and ACB Adjusted EBITDA

($ in millions)	Twelve Months Ended December 31, 2025
Net income attributable to MPC	$4,047
Net income attributable to noncontrolling interests	1,831
Provision for income taxes	1,137
Net interest and other financial costs	1,276
Depreciation and amortization	3,251
Renewable Diesel JV depreciation and amortization	89
Refining & Renewable Diesel planned turnaround costs	1,553
Renewable Diesel JV planned turnaround costs	18
LIFO inventory adjustment	(72)
Gain on sale of assets	(897)
SRE(1)	(57)
Transaction-related costs(2)	33
Legal settlements	(253)
Adjusted EBITDA	$11,956
Less: Renewable Diesel JV planned turnaround costs	(18)
Less: Refining & Renewable Diesel planned turnaround costs	(1,553)
ACB Adjusted EBITDA	$10,385
(1)Small Refinery Exemption credit under the Renewable Fuel Standard program.
(2)Transaction-related costs associated with the acquisition of Northwind Midstream, the acquisition of the remaining interests in BANGL, LLC and the divestiture of the Rockies gathering and processing operations.

A-2	Marathon Petroleum Corporation

Proxy Summary	Corporate Governance	Sustainability at MPC	Audit Matters	Executive Compensation	Board Proposals	Other Information
Distributable Cash Flow
MPLX’s Adjusted EBITDA is defined as net income adjusted for: (i) provision for income taxes, (ii) net interest and other financial costs, (iii) depreciation and amortization, (iv) income/(loss) from equity method investments, (v) distributions and adjustments related to equity method investments, (vi) impairment expense, (vii) noncontrolling interests, (viii) transaction-
related costs and (ix) other adjustments, as applicable. MPLX’s Distributable Cash Flow is defined as Adjusted EBITDA adjusted for: (i) deferred revenue impacts, (ii) sales-type lease payments, net of income, (iii) adjusted net interest and other financial costs, (iv) net maintenance capital expenditures, (v) equity method investment capital expenditures paid out and (vi)
other adjustments as deemed necessary, as shown in the table below.

Reconciliation of MPLX Net Income to Distributable Cash Flow Attributable to MPLX

($ in millions)	Twelve Months Ended December 31, 2025
MPLX net income	$4,952
Provision for income taxes	8
Net interest and other financial costs	983
Income from operations	5,943
Depreciation and amortization	1,351
Income from equity method investments	(697)
Distributions/adjustments related to equity method investments	962
Gain on equity method investments	(484)
Gain on sale of assets	(159)
Transaction-related costs(1)	33
Other	112
Adjusted EBITDA	7,061
Adjusted EBITDA attributable to noncontrolling interests	(44)
Adjusted EBITDA attributable to MPLX LP	7,017
Deferred revenue impacts	(57)
Sales-type lease payments, net of income	62
Adjusted net interest and other financial costs(2)	(950)
Maintenance capital expenditures, net of reimbursements	(256)
Equity method investment maintenance capital expenditures paid out	(20)
Other	(5)
Distributable Cash Flow attributable to MPLX LP	$5,791
(1)Transaction-related costs associated with the acquisition of Northwind Midstream, the acquisition of the remaining interests in BANGL, LLC and the divestiture of the Rockies gathering and processing operations.
(2)Represents net interest and other financial costs excluding gain/loss on extinguishment of debt and amortization of deferred financing costs.

2026 Proxy Statement	A-3

Proxy Summary	Corporate Governance	Sustainability at MPC	Audit Matters	Executive Compensation	Board Proposals	Other Information

Appendix II. Proposed Amendment to the MPC Restated Certificate of Incorporation (Declassification Amendment)

Text of the proposed amendment (deletions are indicated by strikeouts and additions are indicated by underlining):

ARTICLE SIX BOARD OF DIRECTORS

1. Authority of the Board. The business and affairs of the Corporation will be managed by or under the direction of the Board. In addition to the authority and powers conferred on the Board by the DGCL or by the other provisions of this
Restated Certificate of Incorporation, the Board hereby is authorized and empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject to the provisions of the DGCL, this Restated
Certificate of Incorporation, any Preferred Stock Designation and any Bylaws of the Corporation; provided, however, that no
Bylaws hereafter adopted, or any amendments thereto, will invalidate any prior act of the Board that would have been valid if such Bylaws or amendment had not been adopted.

2. Number of Directors. The number of Directors which will constitute the whole Board shall be fixed from time to time exclusively by, and may be increased or decreased from time to time exclusively by, the affirmative vote of a majority of the
Directors then in office (subject to such rights of holders of a series of shares of Preferred Stock to elect one or more
Directors pursuant to any provisions contained in any Preferred Stock Designation), but in any event will not be less than three (3) or greater than fifteen (15). In the event of any change in the authorized number of Directors prior to the date of the
2029 annual meeting of stockholders, each Director then continuing to serve as such shall nevertheless continue as a
Director of the class of which he or she is a member until the expiration of his or her current term, or the earlier of his or her death, resignation or removal. ~~The~~In the event of any increase in the authorized number of Directors prior to the date of the
2029 annual meeting of stockholders, the Board shall specify the class to which a newly created directorship shall be allocated.

3. Classification and Terms of Directors. ~~The~~ Prior to the date of the 2029 annual meeting of stockholders, the
Directors (other than those Directors, if any, elected by the holders of any series of Preferred Stock pursuant to the Preferred
Stock Designation for such series of Preferred Stock, voting separately as a class), will be divided into three classes as nearly equal in size as practicable: Class I, Class II and Class III. ~~Each Director~~Any Director elected prior to the date of the
2027 annual meeting of stockholders will serve for a three-year term expiring on the date of the third annual meeting of stockholders of the Corporation following the annual meeting of stockholders at which that Director was elected~~; provided,~~
~~however, that the Directors first designated as Class I Directors will serve for a term expiring on the date of the annual~~
~~meeting of stockholders next following the end of the calendar year 2011, the Directors first designated as Class II Directors~~
~~will serve for a term expiring on the date of the annual meeting of stockholders next following the end of the calendar year~~
~~2012, and the Directors first designated as Class III Directors will serve for a term expiring on the date of the annual meeting~~
~~of stockholders next following the end of the calendar year 2013~~. Each Director elected at the 2027 annual meeting of stockholders will be elected for a term expiring at the 2028 annual meeting of stockholders. Each Director elected at the 2028 annual meeting of stockholders will be elected for a term expiring at the 2029 annual meeting of stockholders. At the 2029 annual meeting of stockholders and at each annual meeting of stockholders thereafter, all Directors will be elected for a term expiring at the next annual meeting of stockholders. Each Director will hold office until the annual meeting of stockholders at which that Director’s term expires and, the foregoing notwithstanding, serve until his or her successor shall have been duly elected and qualified or until his or her earlier death, resignation or removal. Any Director elected by the holders of a series of
Preferred Stock will be elected for the term set forth in the applicable Preferred Stock Designation.

4. Election and Succession of Directors. Election of Directors need not be by written ballot unless the Bylaws of the
Corporation so provide. At each annual election prior to the date of the 2029 annual meeting of stockholders, the Directors chosen to succeed those whose terms then expire will be of the same class as the Directors they succeed, unless, by reason of any intervening changes in the authorized number of Directors, the Board shall have designated one or more directorships whose term then expires as directorships of another class in order to more nearly achieve equality of number of Directors among the classes.

A-4	Marathon Petroleum Corporation

Proxy Summary	Corporate Governance	Sustainability at MPC	Audit Matters	Executive Compensation	Board Proposals	Other Information

5. Removal of Directors. Subject to the rights, if any, of holders of Preferred Stock as set forth in any applicable
Preferred Stock Designation, Directors of the Corporation may be removed from office only (a) by the Court of Chancery pursuant to Section 225(c) of the DGCL or (b) ~~for cause~~ by the affirmative vote of the holders of at least eighty percent (80%)
of the voting power of all then outstanding shares of capital stock of the Corporation generally entitled to vote in the election of Directors, voting together as a single class: (i) but, prior to the date of the 2029 annual meeting of stockholders, only for cause and (ii) on or after the date of the 2029 annual meeting of stockholders, with or without cause. Except as Applicable
Laws otherwise provide, “cause” for the removal of a Director will be deemed to exist only if the Director whose removal is proposed: (i) has been convicted, or has been granted immunity to testify in any proceeding in which another has been convicted, of a felony by a court of competent jurisdiction and that conviction is no longer subject to direct appeal; (ii) has been found to have been grossly negligent or guilty of misconduct in the performance of his or her duties to the Corporation in any matter of substantial importance to the Corporation by a court of competent jurisdiction; or (iii) has been adjudicated by a court of competent jurisdiction to be mentally incompetent, which mental incompetency directly affects his or her ability to serve as a Director of the Corporation.

6. Vacancies. Subject to the rights, if any, of holders of Preferred Stock as set forth in any Preferred Stock
Designation, newly created directorships resulting from any increase in the number of Directors and any vacancies on the
Board resulting from death, resignation, removal or other cause will be filled by the affirmative vote of a majority of the
Directors remaining in office even if they represent less than a quorum of the Board, or by the sole remaining Director if only one Director remains in office. ~~Any~~Prior to the date of the 2029 annual meeting of stockholders, any Director elected in accordance with the preceding sentence will hold office for the remainder of the full term of the class of Directors in which the new directorship was created or the vacancy occurred and until that Director’s successor shall have been elected and qualified or until his or her earlier death, resignation or removal. From and after the date of the 2029 annual meeting of stockholders, any Director elected in accordance with the first sentence of this paragraph 6 of Article SIX will hold office until the next succeeding annual meeting of stockholders and thereafter until his or her successor shall be elected and qualified or until his or her earlier death, resignation or removal. Except as a Preferred Stock Designation may provide otherwise with respect to a Director elected pursuant to such Preferred Stock Designation, no decrease in the number of Directors constituting the Board will shorten the term of any incumbent Director.

2026 Proxy Statement	A-5

Proxy Summary	Corporate Governance	Sustainability at MPC	Audit Matters	Executive Compensation	Board Proposals	Other Information

Appendix III. Proposed Amendment to the MPC Restated Certificate of Incorporation (Supermajority Elimination Amendment)

Text of the proposed amendment (deletions are indicated by strikeouts and additions are indicated by underlining):

ARTICLE SIX BOARD OF DIRECTORS

5. Removal of Directors. Subject to the rights, if any, of holders of Preferred Stock as set forth in any applicable
Preferred Stock Designation, Directors of the Corporation may be removed from office only (a) by the Court of Chancery pursuant to Section 225(c) of the DGCL or (b) for cause by the affirmative vote of the holders of at least a majority ~~eighty~~
~~percent (80%)~~ of the voting power of all then outstanding shares of capital stock of the Corporation generally entitled to vote in the election of Directors, voting together as a single class. Except as Applicable Laws otherwise provide, “cause” for the removal of a Director will be deemed to exist only if the Director whose removal is proposed: (i) has been convicted, or has been granted immunity to testify in any proceeding in which another has been convicted, of a felony by a court of competent jurisdiction and that conviction is no longer subject to direct appeal; (ii) has been found to have been grossly negligent or guilty of misconduct in the performance of his or her duties to the Corporation in any matter of substantial importance to the
Corporation by a court of competent jurisdiction; or (iii) has been adjudicated by a court of competent jurisdiction to be mentally incompetent, which mental incompetency directly affects his or her ability to serve as a Director of the Corporation.

ARTICLE EIGHT AMENDMENTS OF THIS RESTATED CERTIFICATE

Except as otherwise provided in this Restated Certificate of Incorporation, the Corporation reserves the right, at any time and from time to time, to alter, amend, repeal or restate any provision of this Restated Certificate of Incorporation, and to add or insert other provisions authorized by the laws of the State of Delaware at the time in force, in the manner now or hereafter provided by the DGCL, and all rights conferred upon stockholders by this Restated Certificate of Incorporation. in its present form or as hereafter amended, are granted subject to this reservation.~~Notwithstanding anything in this Restated~~
~~Certificate of Incorporation or the Bylaws of the Corporation to the contrary, the affirmative vote of the holders of at least~~
~~eighty percent (80%) of the voting power of all then outstanding shares of capital stock of the Corporation entitled to vote~~
~~generally in the election of Directors, voting together as a single class, shall be required to alter, amend, repeal or restate any~~
~~provision of this Restated Certificate of Incorporation; provided, however, that if any such alteration, amendment, repeal or~~
~~restatement (except any alteration, amendment, repeal or restatement of Article SIX, this Article EIGHT or Article NINE) has~~
~~been approved by the majority of the Directors then in office, then the affirmative vote of the holders of a majority of the voting~~
~~power of all then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of Directors,~~
~~voting together as a single class, will be sufficient to adopt such alteration, amendment, repeal or restatement. Any alteration,~~
~~amendment, repeal or restatement to Article SIX, this Article EIGHT or Article NINE shall require the affirmative vote of the~~
~~holders of at least eighty percent (80%) of the voting power of all then outstanding shares of capital stock of the Corporation~~
~~entitled to vote generally in the election of Directors, voting together as a single class, regardless of whether or not such~~
~~alteration, amendment, repeal or restatement is approved by the majority of the Directors then in office.~~

A-6	Marathon Petroleum Corporation

Proxy Summary	Corporate Governance	Sustainability at MPC	Audit Matters	Executive Compensation	Board Proposals	Other Information

Appendix IV. Proposed Amendment to the MPC Restated Certificate of Incorporation (combined Declassification and Supermajority Elimination Amendments)

If our shareholders approve the the Declassification Amendment described in Proposal 4 and the Supermajority Elimination
Amendment described in Proposal 5, we intend to file with the Secretary of State of the State of Delaware a Certificate of
Amendment setting forth both amendments as follows.

Text of the proposed amendment (deletions are indicated by strikeouts and additions are indicated by underlining):

ARTICLE SIX BOARD OF DIRECTORS

1. Authority of the Board. The business and affairs of the Corporation will be managed by or under the direction of the Board. In addition to the authority and powers conferred on the Board by the DGCL or by the other provisions of this
Restated Certificate of Incorporation, the Board hereby is authorized and empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject to the provisions of the DGCL, this Restated
Certificate of Incorporation, any Preferred Stock Designation and any Bylaws of the Corporation; provided, however, that no
Bylaws hereafter adopted, or any amendments thereto, will invalidate any prior act of the Board that would have been valid if such Bylaws or amendment had not been adopted.

2. Number of Directors. The number of Directors which will constitute the whole Board shall be fixed from time to time exclusively by, and may be increased or decreased from time to time exclusively by, the affirmative vote of a majority of the
Directors then in office (subject to such rights of holders of a series of shares of Preferred Stock to elect one or more
Directors pursuant to any provisions contained in any Preferred Stock Designation), but in any event will not be less than three (3) or greater than fifteen (15). In the event of any change in the authorized number of Directors prior to the date of the
2029 annual meeting of stockholders, each Director then continuing to serve as such shall nevertheless continue as a
Director of the class of which he or she is a member until the expiration of his or her current term, or the earlier of his or her death, resignation or removal. ~~The~~In the event of any increase in the authorized number of Directors prior to the date of the
2029 annual meeting of stockholders, the Board shall specify the class to which a newly created directorship shall be allocated.

3. Classification and Terms of Directors. ~~The~~ Prior to the date of the 2029 annual meeting of stockholders, the
Directors (other than those Directors, if any, elected by the holders of any series of Preferred Stock pursuant to the Preferred
Stock Designation for such series of Preferred Stock, voting separately as a class), will be divided into three classes as nearly equal in size as practicable: Class I, Class II and Class III. ~~Each Director~~Any Director elected prior to the date of the
2027 annual meeting of stockholders will serve for a three-year term expiring on the date of the third annual meeting of stockholders of the Corporation following the annual meeting of stockholders at which that Director was elected~~; provided,~~
~~however, that the Directors first designated as Class I Directors will serve for a term expiring on the date of the annual~~
~~meeting of stockholders next following the end of the calendar year 2011, the Directors first designated as Class II Directors~~
~~will serve for a term expiring on the date of the annual meeting of stockholders next following the end of the calendar year~~
~~2012, and the Directors first designated as Class III Directors will serve for a term expiring on the date of the annual meeting~~
~~of stockholders next following the end of the calendar year 2013~~. Each Director elected at the 2027 annual meeting of stockholders will be elected for a term expiring at the 2028 annual meeting of stockholders. Each Director elected at the 2028 annual meeting of stockholders will be elected for a term expiring at the 2029 annual meeting of stockholders. At the 2029 annual meeting of stockholders and at each annual meeting of stockholders thereafter, all Directors will be elected for a term expiring at the next annual meeting of stockholders. Each Director will hold office until the annual meeting of stockholders at which that Director’s term expires and, the foregoing notwithstanding, serve until his or her successor shall have been duly elected and qualified or until his or her earlier death, resignation or removal. Any Director elected by the holders of a series of
Preferred Stock will be elected for the term set forth in the applicable Preferred Stock Designation.

4. Election and Succession of Directors. Election of Directors need not be by written ballot unless the Bylaws of the
Corporation so provide. At each annual election prior to the date of the 2029 annual meeting of stockholders, the Directors chosen to succeed those whose terms then expire will be of the same class as the Directors they succeed, unless, by reason of any intervening changes in the authorized number of Directors, the Board shall have designated one or more directorships whose term then expires as directorships of another class in order to more nearly achieve equality of number of Directors among the classes.

2026 Proxy Statement	A-7

Proxy Summary	Corporate Governance	Sustainability at MPC	Audit Matters	Executive Compensation	Board Proposals	Other Information

5. Removal of Directors. Subject to the rights, if any, of holders of Preferred Stock as set forth in any applicable
Preferred Stock Designation, Directors of the Corporation may be removed from office only (a) by the Court of Chancery pursuant to Section 225(c) of the DGCL or (b) ~~for cause~~ by the affirmative vote of the holders of at least a majority ~~eighty~~
~~percent (80%)~~ of the voting power of all then outstanding shares of capital stock of the Corporation generally entitled to vote in the election of Directors, voting together as a single class: (i) but, prior to the date of the 2029 annual meeting of stockholders, only for cause and (ii) on or after the date of the 2029 annual meeting of stockholders, with or without cause.
Except as Applicable Laws otherwise provide, “cause” for the removal of a Director will be deemed to exist only if the Director whose removal is proposed: (i) has been convicted, or has been granted immunity to testify in any proceeding in which another has been convicted, of a felony by a court of competent jurisdiction and that conviction is no longer subject to direct appeal; (ii) has been found to have been grossly negligent or guilty of misconduct in the performance of his or her duties to the Corporation in any matter of substantial importance to the Corporation by a court of competent jurisdiction; or (iii) has been adjudicated by a court of competent jurisdiction to be mentally incompetent, which mental incompetency directly affects his or her ability to serve as a Director of the Corporation.

6. Vacancies. Subject to the rights, if any, of holders of Preferred Stock as set forth in any Preferred Stock
Designation, newly created directorships resulting from any increase in the number of Directors and any vacancies on the
Board resulting from death, resignation, removal or other cause will be filled by the affirmative vote of a majority of the
Directors remaining in office even if they represent less than a quorum of the Board, or by the sole remaining Director if only one Director remains in office. ~~Any~~Prior to the date of the 2029 annual meeting of stockholders, any Director elected in accordance with the preceding sentence will hold office for the remainder of the full term of the class of Directors in which the new directorship was created or the vacancy occurred and until that Director’s successor shall have been elected and qualified or until his or her earlier death, resignation or removal. From and after the date of the 2029 annual meeting of stockholders, any Director elected in accordance with the first sentence of this paragraph 6 of Article SIX will hold office until the next succeeding annual meeting of stockholders and thereafter until his or her successor shall be elected and qualified or until his or her earlier death, resignation or removal. Except as a Preferred Stock Designation may provide otherwise with respect to a Director elected pursuant to such Preferred Stock Designation, no decrease in the number of Directors constituting the Board will shorten the term of any incumbent Director.

ARTICLE EIGHT AMENDMENTS OF THIS RESTATED CERTIFICATE

Except as otherwise provided in this Restated Certificate of Incorporation, the Corporation reserves the right, at any time and from time to time, to alter, amend, repeal or restate any provision of this Restated Certificate of Incorporation, and to add or insert other provisions authorized by the laws of the State of Delaware at the time in force, in the manner now or hereafter provided by the DGCL, and all rights conferred upon stockholders by this Restated Certificate of Incorporation. in its present form or as hereafter amended, are granted subject to this reservation.~~Notwithstanding anything in this Restated~~
~~Certificate of Incorporation or the Bylaws of the Corporation to the contrary, the affirmative vote of the holders of at least~~
~~eighty percent (80%) of the voting power of all then outstanding shares of capital stock of the Corporation entitled to vote~~
~~generally in the election of Directors, voting together as a single class, shall be required to alter, amend, repeal or restate any~~
~~provision of this Restated Certificate of Incorporation; provided, however, that if any such alteration, amendment, repeal or~~
~~restatement (except any alteration, amendment, repeal or restatement of Article SIX, this Article EIGHT or Article NINE) has~~
~~been approved by the majority of the Directors then in office, then the affirmative vote of the holders of a majority of the voting~~
~~power of all then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of Directors,~~
~~voting together as a single class, will be sufficient to adopt such alteration, amendment, repeal or restatement. Any alteration,~~
~~amendment, repeal or restatement to Article SIX, this Article EIGHT or Article NINE shall require the affirmative vote of the~~
~~holders of at least eighty percent (80%) of the voting power of all then outstanding shares of capital stock of the Corporation~~
~~entitled to vote generally in the election of Directors, voting together as a single class, regardless of whether or not such~~
~~alteration, amendment, repeal or restatement is approved by the majority of the Directors then in office.~~

MARATHON®

ESTEEM ENERGY
PANAMA

Pictured above:

Marine loading dock at MPC's refinery in Garyville, Lousiana

PRELIMINARY COPY - SUBJECT TO COMPLETION Marathon Petroleum Corporation intends to release definitive copies of the Proxy Statement to shareholders on or about March 16, 2026

Marathon Petroleum Corporation

V83516-P42420

Your **Vote** Counts!

MARATHON PETROLEUM CORPORATION

2026 Annual Meeting
Vote by April 28, 2026 11:59 PM ET. For shares held in a Plan, vote by April 26, 2026 11:59 PM ET.

You invested in MARATHON PETROLEUM CORPORATION and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on April 29, 2026.**

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 15, 2026. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

April 29, 2026
10:00 AM Eastern Time

Virtually at:
www.virtualshareholdermeeting.com/MPC2026

*Please check the meeting materials for any special requirements for meeting attendance.

PRELIMINARY COPY - SUBJECT TO COMPLETION Marathon Petroleum Corporation intends to release definitive copies of the Proxy Statement to shareholders on or about March 16, 2026

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Class III Directors.	
	Nominees:	
1a.	Maryann T. Mannen	For
1b.	Eileen P. Paterson	For
1c.	J. Michael Stice	For
1d.	John P. Surma	For
2.	Ratification of the appointment of PricewaterhouseCoopers LLP as the company's independent auditor for 2026.	For
3.	Approval, on an advisory basis, of the company's named executive officer compensation.	For
4.	Approval of an amendment to the company's Restated Certificate of Incorporation to declassify the Board of Directors.	For
5.	Approval of an amendment to the company's Restated Certificate of Incorporation to eliminate supermajority provisions.	For

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Delivery Settings".

V83517-P42420

PRELIMINARY COPY - SUBJECT TO COMPLETION Marathon Petroleum Corporation intends to release definitive copies of the Proxy Statement to shareholders on or about March 16, 2026

Marathon Petroleum Corporation

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on Tuesday, April 28, 2026, for shares held by registered holders directly and until 11:59 P.M. Eastern Time on Sunday, April 26, 2026, for shares held in the Marathon Petroleum Thrift Plan. Have your proxy card and voting instruction form in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/MPC2026

Marathon Petroleum Corporation will be hosting the meeting exclusively via the Internet this year. You may attend the meeting by visiting www.virtualshareholdermeeting.com/MPC2026. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on Tuesday, April 28, 2026, for shares held by registered holders directly and until 11:59 P.M. Eastern Time on Sunday, April 26, 2026, for shares held in the Marathon Petroleum Thrift Plan. Have your proxy card and voting instruction form in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and voting instruction form and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards, voting instruction forms and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V83512-P42420 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

MARATHON PETROLEUM CORPORATION

Your Board of Directors recommends you vote FOR the following Class III Directors for a three-year term expiring in 2029:

1. Election of Class III Directors.

Nominees:	**For**	**Against**	**Abstain**
1a. Maryann T. Mannen	☐	☐	☐
1b. Eileen P. Paterson	☐	☐	☐
1c. J. Michael Stice	☐	☐	☐
1d. John P. Surma	☐	☐	☐

Your Board of Directors recommends you vote FOR Items 2 and 3:	**For**	**Against**	**Abstain**
2. Ratification of the appointment of PricewaterhouseCoopers LLP as the company's independent auditor for 2026.	☐	☐	☐
3. Approval, on an advisory basis, of the company's named executive officer compensation.	☐	☐	☐

Your Board of Directors recommends you vote FOR Items 4 and 5:	**For**	**Against**	**Abstain**
4. Approval of an amendment to the company's Restated Certificate of Incorporation to declassify the Board of Directors.	☐	☐	☐
5. Approval of an amendment to the company's Restated Certificate of Incorporation to eliminate supermajority provisions.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

PRELIMINARY COPY - SUBJECT TO COMPLETION Marathon Petroleum Corporation intends to release definitive copies of the Proxy Statement to shareholders on or about March 16, 2026

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

V83513-P42420

Proxy Card and Voting Instruction Form

This Proxy Card and Voting Instruction Form are solicited on behalf of the Board of Directors for the Annual Meeting of Shareholders on April 29, 2026

For shares held by registered holders

The undersigned hereby appoints John P. Surma, Maryann T. Mannen and Maria A. Khoury, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of Marathon Petroleum Corporation common stock registered to the undersigned which the undersigned is entitled to vote (the "Registered Shares") and, in their discretion, to vote the Registered Shares upon such other business as may properly come before the Annual Meeting of Shareholders of the Company to be held April 29, 2026, or any adjournment thereof, with all powers which the undersigned would possess if present at the Meeting. **You are encouraged to specify your choice by marking the appropriate boxes on the reverse side, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. The proxies cannot vote the Registered Shares unless you sign and return the proxy card.**

For shares held in the Marathon Petroleum Thrift Plan

These confidential voting instructions will only be shared with Fidelity Management Trust Company, as Trustee for the Marathon Petroleum Thrift Plan. The undersigned, as a participant in the Marathon Petroleum Thrift Plan, hereby directs the Trustee to vote the number of shares of Marathon Petroleum Corporation common stock credited to the undersigned's account under the Marathon Petroleum Thrift Plan (the "Credited Shares") at the Annual Meeting of Shareholders, and at any meeting resulting from any adjournment(s) or postponement(s) thereof, upon all subjects that may properly come before the Meeting, including the matters described in the 2026 Notice of Annual Meeting and Proxy Statement. In the Trustee's discretion, it may vote Credited Shares upon such other matters as may properly come before the Meeting. **Your vote is confidential. The Credited Shares will be voted as directed on the reverse side. If no direction is made, if the form is not signed, or if the form is not received by April 26, 2026, the Credited Shares will not be voted. You cannot vote the Credited Shares at the Annual Meeting; the Trustee is the only one who can vote the Credited Shares.**

PROXY CARD AND VOTING INSTRUCTION FORM TO BE SIGNED AND DATED ON THE REVERSE SIDE

PRELIMINARY COPY - SUBJECT TO COMPLETION Marathon Petroleum Corporation intends to release definitive copies of the Proxy Statement to shareholders on or about March 16, 2026

PRELIMINARY COPY - SUBJECT TO COMPLETION Marathon Petroleum Corporation intends to release definitive copies of the Proxy Statement to shareholders on or about March 16, 2026